UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04492

MFS SERIES TRUST X

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: May 31*

Date of reporting period: May 31, 2011

*	This Form N-CSR pertains to the following series of the Registrant: MFS Absolute Return Fund, MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Emerging Markets Equity Fund, MFS Global Bond Fund, MFS Growth Allocation Fund, MFS International Diversification Fund, MFS International Growth Fund, MFS International Value Fund and MFS Moderate Allocation Fund. The remaining series of the Registrant have a fiscal year end of July 31.

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS® Emerging Markets Equity Fund

ANNUAL REPORT

May 31, 2011

FEM-ANN

MFS® EMERGING MARKETS EQUITY FUND

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (1-202-371-8300) or by accessing SIPC’s web site address (www.sipc.org).

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CEO

Dear Shareholders:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members and amid a weakening trend in the global macroeconomic data. Last September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. For the remainder of 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide to be uneven and volatile and acknowledge the elevated uncertainty created by events in Japan, Europe, and the Middle East.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

July 15, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Samsung Electronics Co. Ltd.	3.9%
China Construction Bank	2.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.3%
Vale S.A., ADR	2.2%
Petroleo Brasileiro S.A., ADR	2.0%
OAO Gazprom, ADR	2.0%
Sberbank of Russia	1.9%
MTN Group Ltd.	1.8%
Bank of China Ltd.	1.8%
Mando Corp.	1.7%

Equity sectors
Financial Services	25.7%
Technology	12.9%
Energy	10.1%
Utilities & Communications	10.0%
Basic Materials	9.5%
Retailing	8.3%
Special Products & Services	5.5%
Consumer Staples	4.9%
Autos & Housing	4.8%
Leisure	2.7%
Health Care	2.4%
Industrial Goods & Services	1.4%
Transportation	0.9%

Issuer country weightings
Brazil	17.5%
China	13.8%
Taiwan	9.3%
South Korea	9.1%
India	7.9%
South Africa	6.8%
Russia	6.3%
Mexico	5.7%
Hong Kong	5.6%
Other Countries	18.0%

Percentages are based on net assets as of 5/31/11.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2011, Class A shares of the MFS Emerging Markets Equity Fund (the “fund”) provided a total return of 29.76%, at net asset value. This compares with a return of 29.18% for the fund’s benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index.

Market Environment

After about a year of almost uninterrupted macroeconomic and financial market improvement following the global credit crisis, the second and third quarters of 2010 witnessed heightened risk aversion. This “risk-off” environment derived from a much greater concern surrounding the public-debt profiles of several of the peripheral European countries, as well as a weakening trend in global macroeconomic data. These two dynamics caused most asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the middle of the period, the U.S. Federal Reserve (the Fed) indicated that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for, and subsequent implementation of, more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, global sovereign bond yields initially rose amidst the more “risk-seeking” environment. However, towards the end of the period a weakening macroeconomic backdrop and renewed concerns over Greek debt sustainability pushed equities and bond yields lower.

Contributors to Performance

Stock selection in the utilities & communications sector was the primary contributor to performance relative to the MSCI Emerging Markets Index. The fund’s holdings of telecommunications companies XL Axiata (b) (Indonesia) and China Unicom (Hong Kong) aided relative results as both stocks outperformed the benchmark during the reporting period. The stock price of China Unicom surged after Spanish telecommunications provider Telefónica agreed to increase its stake in the company.

Stock selection in the technology sector was another positive factor for relative results. Holdings of electronics maker HTC Corp. (Taiwan) was among the fund’s top relative contributors during the reporting period. Shares of HTC

3

Management Review – continued

increased due, in part, to the company’s continued success in the smartphone market, particularly as the largest vendor of smartphones based on Google’s Android operating system – a fast-growing segment of the market. The company also reported record sales while its operating revenue grew due to strong global demand.

Stocks in other sectors that benefited relative returns included automotive parts manufacturer Mando Corp (South Korea), oil and gas exploration and production company PTT (b)(h) (Thailand), gaming company Sands China (b) (Hong Kong), and cement products manufacturer Anhui Conch Cement (China). Shares of Anhui Conch Cement grew as the company benefited from China’s economic growth, urbanization process, and both the energy efficiency programs and cement capacity controls due to the company’s significant market share in eastern and southern China. Additionally, management announced greater year-over-year net profits. The timing of our ownership in insurance firm China Life Insurance (h) (China) and oil and gas exploration and production company Petroleo Brasileiro S.A. (Brazil) also helped. Holdings of apparel manufacturer Cia Hering (Brazil), which was not a benchmark constituent until the second half of the period, also contributed to relative results as this stock significantly outperformed the benchmark.

Detractors from Performance

Stock selection in the basic materials sector dampened relative performance. Holdings of poor-performing steel products manufacturer Steel Authority of India (India), and not holding strong-performing petrochemical products manufacturer LG Chem (Korea), hurt relative returns. Shares of Steel Authority of India, the nation’s second-largest steel producer, underperformed the market after the company reported lower earnings due to increased raw material and employee costs.

Stock selection and an underweight position in the industrial goods & services sector also held back relative results. Not holding shipbuilder Hyundai Heavy Industries (South Korea) detracted from relative returns as this stock outperformed the benchmark during the reporting period.

Stocks in other sectors that were among the fund’s top relative detractors included generic drug manufacturer Teva Pharmaceutical Industries (b) (Israel), information technology products and electronics maker Acer (Taiwan), insurance firm China Pacific Insurance Group (China), credit card administration services provider CSU Cardsystem S.A. (b) (Brazil), and commercial banking services firm Commercial International Bank (b) (Egypt). Not holding strong-performing Korea-based auto manufacturer Hyundai Motor Co. also hindered relative results.

4

Management Review – continued

During the reporting period, the fund’s currency exposure held back relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.

The fund’s cash position was another detractor from relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Jose Luis Garcia	Robert Lau
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 5/31/11

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 5/31/11

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	10/24/95	29.76%	9.05%	14.45%	N/A
B	10/24/95	28.82%	8.30%	13.74%	N/A
C	6/27/96	28.83%	8.31%	13.74%	N/A
I	1/02/97	30.10%	9.39%	14.87%	N/A
R1	10/01/08	28.82%	N/A	N/A	14.85%
R2	10/01/08	29.45%	N/A	N/A	15.42%
R3	10/01/08	29.77%	N/A	N/A	15.71%
R4	10/01/08	30.07%	N/A	N/A	16.00%
Comparative benchmark
MSCI Emerging Markets Index (f)		29.18%	12.04%	16.48%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		22.30%	7.77%	13.77%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		24.82%	8.01%	13.74%	N/A
C With CDSC (1% for 12 months) (x)		27.83%	8.31%	13.74%	N/A

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

MSCI Emerging Markets Index – a market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the

7

Performance Summary – continued

life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

December 1, 2010 through May 31, 2011

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2010 through May 31, 2011.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/10	Ending Account Value 5/31/11	Expenses Paid During Period (p) 12/01/10-5/31/11
A	Actual	1.69%	$1,000.00	$1,091.88	$8.81
	Hypothetical (h)	1.69%	$1,000.00	$1,016.50	$8.50
B	Actual	2.44%	$1,000.00	$1,087.90	$12.70
	Hypothetical (h)	2.44%	$1,000.00	$1,012.76	$12.24
C	Actual	2.44%	$1,000.00	$1,087.83	$12.70
	Hypothetical (h)	2.44%	$1,000.00	$1,012.76	$12.24
I	Actual	1.44%	$1,000.00	$1,093.36	$7.52
	Hypothetical (h)	1.44%	$1,000.00	$1,017.75	$7.24
R1	Actual	2.43%	$1,000.00	$1,087.73	$12.65
	Hypothetical (h)	2.43%	$1,000.00	$1,012.81	$12.19
R2	Actual	1.94%	$1,000.00	$1,090.51	$10.11
	Hypothetical (h)	1.94%	$1,000.00	$1,015.26	$9.75
R3	Actual	1.69%	$1,000.00	$1,092.03	$8.81
	Hypothetical (h)	1.69%	$1,000.00	$1,016.50	$8.50
R4	Actual	1.44%	$1,000.00	$1,093.11	$7.51
	Hypothetical (h)	1.44%	$1,000.00	$1,017.75	$7.24

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

5/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.1%
Issuer	Shares/Par	Value ($)

Airlines - 0.9%
Copa Holdings S.A., “A”	37,700	$2,355,871
Grupo Aeroportuario del Sureste S.A. de C.V., ADR	72,850	4,379,014

		$6,734,885
Alcoholic Beverages - 0.7%
Companhia de Bebidas das Americas, ADR	174,500	$5,503,730

Apparel Manufacturers - 3.0%
Arezzo Industria e Comercio S.A. (a)	226,890	$3,737,519
Cia.Hering S.A.	147,500	3,370,227
Li & Fung Ltd. (a)	3,272,000	7,269,849
Stella International Holdings	3,374,500	8,677,763

		$23,055,358
Automotive - 2.2%
Geely Automobile Holdings Ltd.	11,360,000	$4,381,955
Mando Corp.	70,276	13,024,325

		$17,406,280
Broadcasting - 0.3%
Grupo Televisa S.A., ADR (a)	96,190	$2,263,351

Brokerage & Asset Managers - 1.6%
BM&F Bovespa S.A.	834,300	$5,985,914
Bolsa Mexicana de Valores S.A. de C.V.	1,308,900	2,780,195
CETIP S.A.-Balcao Organizado de Ativos e Derivativos	222,400	3,432,382

		$12,198,491
Business Services - 3.1%
Cielo S.A.	154,504	$3,848,523
Infosys Technologies Ltd., ADR	190,080	11,737,440
LPS Brasil-Consultoria de Imoveis S.A.	139,500	3,501,315
Multiplus S.A.	101,840	2,081,661
Redecard S.A.	184,100	2,777,107

		$23,946,046
Cable TV - 1.5%
Naspers Ltd.	191,704	$11,443,273

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Computer Software - 0.3%
Totvs S.A.	116,500	$2,325,939

Computer Software - Systems - 2.6%
Acer, Inc.	2,766,161	$5,440,514
Hon Hai Precision Industry Co. Ltd.	3,251,496	11,442,120
NICE Systems Ltd., ADR (a)	102,200	3,638,320

		$20,520,954
Conglomerates - 1.5%
Alfa S.A de C.V., “A”	93,060	$1,344,531
First Pacific Co. Ltd.	11,878,000	10,278,429

		$11,622,960
Construction - 2.6%
Anhui Conch Cement Co. Ltd.	2,279,000	$10,153,503
Corporacion GEO S.A.B. de C.V., “B” (a)	950,850	2,272,234
Corporacion Moctezuma S.A. de C.V.	1,002,900	2,577,101
Duratex S.A.	367,032	2,986,969
Urbi Desarrollos Urbanos S.A. de C.V. (a)	1,266,790	2,646,909

		$20,636,716
Consumer Products - 2.2%
Dabur India Ltd.	3,648,518	$9,525,268
Hengan International Group Co. Ltd.	587,000	5,075,931
Kimberly-Clark de Mexico S.A. de C.V., “A”	482,770	2,837,391

		$17,438,590
Consumer Services - 0.9%
Anhanguera Educacional Participacoes S.A.	208,300	$4,462,393
Kroton Educacional S.A., IEU (a)	186,043	2,451,487

		$6,913,880
Electronics - 8.4%
Samsung Electronics Co. Ltd.	36,550	$30,637,069
Seoul Semiconductor Co. Ltd.	92,566	2,329,827
Siliconware Precision Industries Co. Ltd.	8,945,000	11,981,273
Taiwan Semiconductor Manufacturing Co. Ltd.	6,843,695	18,295,664
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	158,689	2,167,692

		$65,411,525
Energy - Independent - 5.2%
Bankers Petroleum Ltd. (a)	550,861	$4,531,519
China Shenhua Energy Co. Ltd.	1,398,500	6,949,928

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Energy - Independent - continued
CNOOC Ltd.	2,847,000	$7,201,848
INPEX Corp.	880	6,371,692
Oil & Natural Gas Corp. Ltd.	570,797	3,561,383
Reliance Industries Ltd.	383,285	8,087,203
Turkiye Petrol Rafinerileri AS	155,338	4,078,237

		$40,781,810
Energy - Integrated - 4.6%
LUKOIL, ADR	72,460	$4,659,178
OAO Gazprom, ADR	1,028,010	15,210,757
Petroleo Brasileiro S.A., ADR	459,380	15,908,329

		$35,778,264
Food & Beverages - 1.3%
Grupo Continental S.A.	394,920	$1,503,416
M. Dias Branco S.A. Industria e Comercio de Alimentos	166,900	4,548,693
Tiger Brands Ltd.	147,778	4,127,070

		$10,179,179
Food & Drug Stores - 1.1%
CP ALL PCL	2,136,100	$3,137,177
Dairy Farm International Holdings Ltd.	389,700	3,491,712
Shoprite Group PLC	107,394	1,574,005

		$8,202,894
Forest & Paper Products - 0.2%
Suzano Papel E Celulose S.A., IPS	151,450	$1,401,470

Gaming & Lodging - 0.9%
Sands China Ltd. (a)	2,643,200	$6,877,593

General Merchandise - 2.0%
Bim Birlesik Magazalar A.S.	49,806	$1,579,310
Lojas Renner S.A.	98,700	3,744,063
Shinsegae Co. Ltd.	42,831	10,329,136

		$15,652,509
Insurance - 2.1%
Brazil Insurance Participacoes e Administracao S.A.	5,300	$6,382,507
China Pacific Insurance Co. Ltd.	2,424,400	10,174,839

		$16,557,346

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Internet - 0.0%
Universo Online S.A., IPS	200	$2,060

Machinery & Tools - 1.4%
BEML Ltd.	98,519	$1,428,411
Sinotruk Hong Kong Ltd.	6,680,000	5,049,866
TK Corp. (a)	236,396	4,820,614

		$11,298,891
Major Banks - 4.1%
Bank of China Ltd.	24,654,000	$13,662,589
Erste Group Bank AG (l)	111,977	5,591,502
Standard Chartered PLC	142,309	3,816,889
Standard Chartered PLC	345,181	9,249,387

		$32,320,367
Medical & Health Technology & Services - 1.4%
Diagnosticos da America S.A.	472,800	$6,712,546
Fleury S.A.	258,700	4,263,160

		$10,975,706
Metals & Mining - 6.7%
Companhia Siderurgica Nacional S.A., ADR	111,360	$1,585,766
Grupo Mexico S.A.B. de C.V., “B”	933,865	3,352,315
Maanshan Iron & Steel Co. Ltd.	4,748,000	2,295,445
Magnitogorsk Iron & Steel Works, GDR	301,300	3,558,353
Mining & Metallurgical Co. Norilsk Nickel, ADR	265,350	6,671,450
MOIL Ltd.	429,153	3,483,147
POSCO	8,789	3,576,101
Steel Authority of India Ltd.	2,082,967	6,501,613
Ternium S.A., ADR	82,450	2,564,195
Usinas Siderurgicas de Minas Gerais S.A., IPS	162,450	1,559,891
Vale S.A., ADR	525,000	16,936,500

		$52,084,776
Network & Telecom - 1.6%
HTC Corp.	204,183	$8,727,133
Vtech Holdings Ltd.	341,600	4,091,226

		$12,818,359
Oil Services - 0.3%
Tenaris S.A., ADR	52,520	$2,557,199

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Other Banks & Diversified Financials - 16.2%
Banco Santander Chile, ADR	18,510	$1,667,566
Banco Santander S.A., IEU	407,900	4,614,809
Bancolombia S.A., ADR	28,700	1,912,855
Bangkok Bank Public Co. Ltd.	1,104,000	5,957,228
Bank Negara Indonesia PT	1,170,500	531,391
Bumiputra-Commerce Holdings Berhad	2,271,300	6,314,825
China Construction Bank	19,953,490	18,890,805
Chinatrust Financial Holding Co. Ltd.	7,213,000	6,439,804
Commercial International Bank, GDR	808,504	4,325,496
Compartamos S.A.B. de C.V.	1,540,550	2,908,358
Credicorp Ltd.	23,990	2,431,866
CSU Cardsystem S.A.	935,640	2,733,830
Hana Financial Group, Inc.	230,090	8,251,386
Housing Development Finance Corp. Ltd.	725,049	11,010,540
ICICI Bank Ltd.	250,314	6,009,196
Itau Unibanco Multiplo S.A., ADR	147,691	3,371,786
Komercni Banka A.S.	50,846	12,125,160
Sberbank of Russia	4,241,820	15,004,547
Turkiye Garanti Bankasi A.S.	2,630,716	11,758,764

		$126,260,212
Pharmaceuticals - 1.0%
Genomma Lab Internacional S.A., “B” (a)	1,245,600	$3,208,298
Teva Pharmaceutical Industries Ltd., ADR	87,250	4,441,025

		$7,649,323
Precious Metals & Minerals - 0.6%
Gold Fields Ltd.	275,304	$4,550,946

Real Estate - 1.7%
Brasil Brokers Participacoes	894,900	$4,764,481
China Overseas Land & Investment Ltd.	2,378,000	4,992,315
Hang Lung Properties Ltd.	753,000	3,136,955

		$12,893,751
Specialty Chemicals - 2.0%
Chugoku Marine Paints Ltd.	573,000	$4,585,147
Formosa Plastics Corp.	2,180,000	8,367,938
Mexichem S.A.B de C.V.	659,300	2,576,621

		$15,529,706

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Specialty Stores - 2.2%
Lewis Group Ltd.	529,451	$6,289,145
Truworths International Ltd.	1,002,672	10,659,284

		$16,948,429
Telecommunications - Wireless - 4.5%
America Movil S.A.B. de C.V., “L”, ADR	188,810	$9,950,287
China Mobile Ltd.	544,500	4,974,281
Mobile TeleSystems OJSC, ADR	193,805	3,928,427
MTN Group Ltd.	658,966	14,067,829
Tim Participacoes S.A., ADR	50,480	2,469,986

		$35,390,810
Telephone Services - 3.6%
China Unicom Ltd.	1,436,000	$3,171,896
China Unicom Ltd., ADR	474,400	10,474,752
Empresa Nacional de Telecomunicaciones S.A.	102,857	1,925,042
PT XL Axiata Tbk	16,935,000	12,202,009

		$27,773,699
Tobacco - 0.7%
KT&G Corp.	93,834	$5,504,047

Utilities - Electric Power - 1.9%
CPFL Energia S.A.	53,200	$1,527,804
Eletropaulo Metropolitana S.A., IPS	191,140	4,228,037
Enersis S.A., ADR	118,090	2,562,553
Manila Water Co., Inc.	7,714,000	3,237,692
Tractebel Energia S.A.	172,850	2,930,589

		$14,486,675
Total Common Stocks (Identified Cost, $584,436,918)		$771,897,999

	Strike Price		First Exercise

Rights - 0.0%
Brokerage & Asset Managers - 0.0%
CETIP S.A. Balcao (1 share for 1 right) (a)	BRL	21.81	5/17/2011	1,630	$1,901

Forest & Paper Products - 0.0%
Suzano Papel e Celulose S.A. (1 Bond for 1,000 rights) (a)	BRL	1000	5/13/2011	453	$17
Total Rights (Identified Cost, $0)					$1,918

16

Portfolio of Investments – continued

Money Market Funds (v) - 0.9%
Issuer	Shares/Par	Value ($)

MFS Institutional Money Market Portfolio, 0.13%, at Cost and Net Asset Value	7,237,479	$7,237,479

Collateral for Securities Loaned - 0.6%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	4,253,750	$4,253,750
Total Investments (Identified Cost, $595,928,147)		$783,391,146

Other Assets, Less Liabilities - (0.6)%		(4,733,032)
Net Assets - 100.0%		$778,658,114

(a)	Non-income producing security.
(l)	A portion of this security is on loan.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
GDR	Global Depository Receipt
IEU	International Equity Unit
IPS	International Preference Stock
PCL	Public Company Limited
PLC	Public Limited Company

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

BRL	Brazilian Real

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/11

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $588,690,668)	$776,153,667
Underlying affiliated funds, at cost and value	7,237,479
Total investments, at value, including $4,135,451 of securities on loan (identified cost, $595,928,147)	$783,391,146
Cash	211
Foreign currency, at value (identified cost, $327,646)	330,104
Receivables for
Investments sold	551,962
Fund shares sold	1,265,986
Interest and dividends	2,174,370
Other assets	4,258
Total assets	$787,718,037
Liabilities
Payables for
Investments purchased	$1,288,740
Fund shares reacquired	2,059,016
Collateral for securities loaned, at value	4,253,750
Payable to affiliates
Investment adviser	109,139
Shareholder servicing costs	343,601
Distribution and service fees	23,574
Payable for independent Trustees’ compensation	2,617
Deferred country tax expense payable	586,887
Accrued expenses and other liabilities	392,599
Total liabilities	$9,059,923
Net assets	$778,658,114
Net assets consist of
Paid-in capital	$632,423,352
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $586,887 deferred country tax)	186,885,428
Accumulated net realized gain (loss) on investments and foreign currency transactions	(44,082,774)
Undistributed net investment income	3,432,108
Net assets	$778,658,114
Shares of beneficial interest outstanding	22,466,251

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$294,563,985	8,608,206	$34.22
Class B	30,375,160	943,930	32.18
Class C	70,264,001	2,233,605	31.46
Class I	373,214,445	10,378,359	35.96
Class R1	315,629	10,032	31.46
Class R2	555,307	17,456	31.81
Class R3	4,952,063	145,399	34.06
Class R4	4,417,524	129,264	34.17
(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $36.31 [100 / 94.25 x $34.22]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, and R4.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/11

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$18,000,742
Interest	8,457
Dividends from underlying affiliated funds	13,174
Foreign taxes withheld	(1,533,968)
Total investment income	$16,488,405
Expenses
Management fee	$7,073,832
Distribution and service fees	1,651,151
Shareholder servicing costs	1,640,636
Administrative services fee	102,843
Independent Trustees’ compensation	20,359
Custodian fee	771,543
Shareholder communications	53,172
Auditing fees	75,553
Legal fees	11,234
Miscellaneous	213,573
Total expenses	$11,613,896
Fees paid indirectly	(367)
Reduction of expenses by investment adviser	(2,969)
Net expenses	$11,610,560
Net investment income	$4,877,845
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (net of $111,834 country tax)	$50,685,238
Foreign currency transactions	(1,165,932)
Net realized gain (loss) on investments and foreign currency transactions	$49,519,306
Change in unrealized appreciation (depreciation)
Investments (net of $67,109 increase in deferred country tax)	$110,823,309
Translation of assets and liabilities in foreign currencies	17,392
Net unrealized gain (loss) on investments and foreign currency translation	$110,840,701
Net realized and unrealized gain (loss) on investments and foreign currency	$160,360,007
Change in net assets from operations	$165,237,852

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 5/31
	2011	2010
Change in net assets
From operations
Net investment income	$4,877,845	$3,011,519
Net realized gain (loss) on investments and foreign currency transactions	49,519,306	52,851,219
Net unrealized gain (loss) on investments and foreign currency translation	110,840,701	39,666,495
Change in net assets from operations	$165,237,852	$95,529,233
Distributions declared to shareholders
From net investment income	$(2,011,038)	$(5,454,137)
Change in net assets from fund share transactions	$141,720,710	$(18,070,526)
Total change in net assets	$304,947,524	$72,004,570
Net assets
At beginning of period	473,710,590	401,706,020
At end of period (including undistributed net investment income of $3,432,108 and $1,843,067, respectively)	$778,658,114	$473,710,590

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 5/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$26.43	$21.63	$43.48	$40.40	$32.38
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.17	$0.36	$0.54	$0.49
Net realized and unrealized gain (loss) on investments and foreign currency	7.64	4.93	(19.10)	8.19	10.36
Total from investment operations	$7.86	$5.10	$(18.74)	$8.73	$10.85
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.30)	$(0.28)	$(0.37)	$(0.61)
From net realized gain on investments	—	—	(2.83)	(5.28)	(2.22)
Total distributions declared to shareholders	$(0.07)	$(0.30)	$(3.11)	$(5.65)	$(2.83)
Redemption fees added to paid-in capital (d)	$—	$—	$—	$—	$0.00 (w)
Net asset value, end of period	$34.22	$26.43	$21.63	$43.48	$40.40
Total return (%) (r)(s)(t)	29.76	23.57	(41.16)	21.41	34.65
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.71	1.84	1.98	1.79	1.81
Expenses after expense reductions (f)	1.71	1.84	1.98	1.79	1.80
Net investment income	0.71	0.67	1.51	1.24	1.37
Portfolio turnover	36	66	93	99	91
Net assets at end of period (000 omitted)	$294,564	$224,420	$192,040	$385,378	$285,924

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Years ended 5/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$24.98	$20.46	$41.43	$38.70	$31.10
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$(0.02)	$0.19	$0.24	$0.27
Net realized and unrealized gain (loss) on investments and foreign currency	7.21	4.66	(18.21)	7.83	9.91
Total from investment operations	$7.20	$4.64	$(18.02)	$8.07	$10.18
Less distributions declared to shareholders
From net investment income	$—	$(0.12)	$(0.12)	$(0.06)	$(0.36)
From net realized gain on investments	—	—	(2.83)	(5.28)	(2.22)
Total distributions declared to shareholders	$—	$(0.12)	$(2.95)	$(5.34)	$(2.58)
Redemption fees added to paid-in capital (d)	$—	$—	$—	$—	$0.00 (w)
Net asset value, end of period	$32.18	$24.98	$20.46	$41.43	$38.70
Total return (%) (r)(s)(t)	28.82	22.68	(41.58)	20.62	33.77
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.46	2.59	2.63	2.43	2.45
Expenses after expense reductions (f)	2.46	2.59	2.63	2.43	2.45
Net investment income (loss)	(0.02)	(0.09)	0.83	0.57	0.78
Portfolio turnover	36	66	93	99	91
Net assets at end of period (000 omitted)	$30,375	$26,517	$24,169	$62,039	$63,450

See Notes to Financial Statements

22

Financial Highlights – continued

Class C	Years ended 5/31
	2011		2010	2009	2008	2007
Net asset value, beginning of period	$24.42		$20.05	$40.75	$38.18	$30.77
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00	(w)	$(0.02)	$0.19	$0.24	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	7.04		4.56	(17.92)	7.74	9.81
Total from investment operations	$7.04		$4.54	$(17.73)	$7.98	$10.06
Less distributions declared to shareholders
From net investment income	$—		$(0.17)	$(0.14)	$(0.13)	$(0.43)
From net realized gain on investments	—		—	(2.83)	(5.28)	(2.22)
Total distributions declared to shareholders	$—		$(0.17)	$(2.97)	$(5.41)	$(2.65)
Redemption fees added to paid-in capital (d)	$—		$—	$—	$—	$0.00 (w)
Net asset value, end of period	$31.46		$24.42	$20.05	$40.75	$38.18
Total return (%) (r)(s)(t)	28.83		22.63	(41.55)	20.64	33.78
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.46		2.59	2.64	2.44	2.45
Expenses after expense reductions (f)	2.46		2.59	2.64	2.44	2.45
Net investment income (loss)	0.00	(w)	(0.08)	0.85	0.58	0.73
Portfolio turnover	36		66	93	99	91
Net assets at end of period (000 omitted)	$70,264		$54,194	$38,066	$87,958	$71,895

See Notes to Financial Statements

23

Financial Highlights – continued

Class I	Years ended 5/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$27.75	$22.70	$45.33	$41.89	$33.46
Income (loss) from investment operations
Net investment income (d)	$0.31	$0.25	$0.45	$0.72	$0.64
Net realized and unrealized gain (loss) on investments and foreign currency	8.04	5.18	(19.90)	8.51	10.73
Total from investment operations	$8.35	$5.43	$(19.45)	$9.23	$11.37
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.38)	$(0.35)	$(0.51)	$(0.72)
From net realized gain on investments	—	—	(2.83)	(5.28)	(2.22)
Total distributions declared to shareholders	$(0.14)	$(0.38)	$(3.18)	$(5.79)	$(2.94)
Redemption fees added to paid-in capital (d)	$—	$—	$—	$—	$0.00 (w)
Net asset value, end of period	$35.96	$27.75	$22.70	$45.33	$41.89
Total return (%) (r)(s)	30.10	23.90	(41.00)	21.86	35.14
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.46	1.59	1.66	1.43	1.46
Expenses after expense reductions (f)	1.46	1.59	1.66	1.43	1.45
Net investment income	0.94	0.93	1.88	1.58	1.72
Portfolio turnover	36	66	93	99	91
Net assets at end of period (000 omitted)	$373,214	$161,500	$142,484	$181,405	$157,372

See Notes to Financial Statements

24

Financial Highlights – continued

Class R1	Years ended 5/31
	2011	2010	2009 (i)
Net asset value, beginning of period	$24.47	$20.18	$26.44
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.07)	$(0.01)	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	7.12	4.58	(3.15	)(g)
Total from investment operations	$7.05	$4.57	$(3.08)
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.28)	$(0.35)
From net realized gain on investments	—	—	(2.83)
Total distributions declared to shareholders	$(0.06)	$(0.28)	$(3.18)
Net asset value, end of period	$31.46	$24.47	$20.18
Total return (%) (r)(s)	28.82	22.63	(8.44	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.45	2.59	2.79	(a)
Expenses after expense reductions (f)	2.45	2.59	2.79	(a)
Net investment income (loss)	(0.22)	(0.03)	0.65	(a)
Portfolio turnover	36	66	93
Net assets at end of period (000 omitted)	$316	$144	$92

Class R2	Years ended 5/31
	2011	2010	2009 (i)
Net asset value, beginning of period	$24.64	$20.25	$26.44
Income (loss) from investment operations
Net investment income (d)	$0.14	$0.14	$0.13
Net realized and unrealized gain (loss) on investments and foreign currency	7.11	4.57	(3.14	)(g)
Total from investment operations	$7.25	$4.71	$(3.01)
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.32)	$(0.35)
From net realized gain on investments	—	—	(2.83)
Total distributions declared to shareholders	$(0.08)	$(0.32)	$(3.18)
Net asset value, end of period	$31.81	$24.64	$20.25
Total return (%) (r)(s)	29.45	23.26	(8.14	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.96	2.09	2.29	(a)
Expenses after expense reductions (f)	1.96	2.09	2.29	(a)
Net investment income	0.49	0.58	1.18	(a)
Portfolio turnover	36	66	93
Net assets at end of period (000 omitted)	$555	$251	$101

See Notes to Financial Statements

25

Financial Highlights – continued

Class R3	Years ended 5/31
	2011	2010	2009 (i)
Net asset value, beginning of period	$26.28	$21.55	$27.82
Income (loss) from investment operations
Net investment income (d)	$0.23	$0.16	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	7.59	4.93	(3.27	)(g)
Total from investment operations	$7.82	$5.09	$(3.09)
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.36)	$(0.35)
From net realized gain on investments	—	—	(2.83)
Total distributions declared to shareholders	$(0.04)	$(0.36)	$(3.18)
Net asset value, end of period	$34.06	$26.28	$21.55
Total return (%) (r)(s)	29.77	23.59	(8.01	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.72	1.84	2.02	(a)
Expenses after expense reductions (f)	1.72	1.84	2.02	(a)
Net investment income	0.73	0.63	1.59	(a)
Portfolio turnover	36	66	93
Net assets at end of period (000 omitted)	$4,952	$5,261	$4,553

See Notes to Financial Statements

26

Financial Highlights – continued

Class R4	Years ended 5/31
	2011	2010	2009 (i)
Net asset value, beginning of period	$26.38	$21.59	$27.82
Income (loss) from investment operations
Net investment income (d)	$0.33	$0.26	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	7.60	4.91	(3.27	)(g)
Total from investment operations	$7.93	$5.17	$(3.05)
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.38)	$(0.35)
From net realized gain on investments	—	—	(2.83)
Total distributions declared to shareholders	$(0.14)	$(0.38)	$(3.18)
Net asset value, end of period	$34.17	$26.38	$21.59
Total return (%) (r)(s)	30.07	23.92	(7.85	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.45	1.58	1.80	(a)
Expenses after expense reductions (f)	1.45	1.58	1.80	(a)
Net investment income	1.03	0.98	1.84	(a)
Portfolio turnover	36	66	93
Net assets at end of period (000 omitted)	$4,418	$1,424	$202

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, October 1, 2008 through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01 and 0.01%, respectively.

See Notes to Financial Statements

27

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Emerging Markets Equity Fund (the fund) is a series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and

28

Notes to Financial Statements – continued

market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases,

29

Notes to Financial Statements – continued

the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
Brazil	$136,153,391	$—	$—	$136,153,391
China	52,892,455	54,557,498	—	107,449,953
South Korea	26,779,757	51,692,748	—	78,472,505
Taiwan	10,535,630	62,326,507	—	72,862,137
India	47,247,802	14,096,399	—	61,344,201
South Africa	10,659,284	42,052,267	—	52,711,551
Russia	12,145,958	36,886,754	—	49,032,712
Mexico	44,600,020	—	—	44,600,020
Hong Kong	32,854,708	10,968,820	—	43,823,528
Other Countries	85,371,747	40,078,172	—	125,449,919
Mutual Funds	11,491,229	—	—	11,491,229
Total Investments	$470,731,981	$312,659,165	$—	$783,391,146

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $235,727,536 would have been considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and

30

Notes to Financial Statements – continued

losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

31

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended May 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and foreign taxes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	5/31/11	5/31/10
Ordinary income (including any short-term capital gains)	$2,011,038	$5,454,137

32

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/11
Cost of investments	$610,255,553
Gross appreciation	186,775,718
Gross depreciation	(13,640,125)
Net unrealized appreciation (depreciation)	$173,135,593
Undistributed ordinary income	3,623,922
Capital loss carryforwards	(29,755,368)
Other temporary differences	(769,385)

As of May 31, 2011, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

5/31/17	$ (8,488,944)
5/31/18	(21,266,424)
Total	$(29,755,368)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 5/31/11	Year ended 5/31/10
Class A	$655,462	$2,650,427
Class B	—	141,258
Class C	—	357,126
Class I	1,330,448	2,207,264
Class R1	943	1,358
Class R2	1,283	1,461
Class R3	6,413	81,249
Class R4	16,489	13,994
Total	$2,011,038	$5,454,137

33

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $500 million of average daily net assets	1.05%
Average daily net assets in excess of $500 million	1.00%

The management fee incurred for the year ended May 31, 2011 was equivalent to an annual effective rate of 1.04% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $98,787 for the year ended May 31, 2011, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$688,903
Class B	0.75%	0.25%	1.00%	1.00%	298,491
Class C	0.75%	0.25%	1.00%	1.00%	646,591
Class R1	0.75%	0.25%	1.00%	1.00%	2,936
Class R2	0.25%	0.25%	0.50%	0.50%	2,122
Class R3	—	0.25%	0.25%	0.25%	12,108
Total Distribution and Service Fees					$1,651,151

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2011 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a

34

Notes to Financial Statements – continued

shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2011, were as follows:

Amount
Class A	$123
Class B	37,496
Class C	12,084

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2011, the fee was $279,099, which equated to 0.0409% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended May 31, 2011, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $539,407.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended May 31, 2011, these costs for the fund amounted to $822,130 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2011 was equivalent to an annual effective rate of 0.0151% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services

35

Notes to Financial Statements – continued

to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB Plan resulted in a pension expense of $163 and is included in independent Trustees’ compensation for the year ended May 31, 2011. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $2,608 at May 31, 2011, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended May 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $5,987 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $2,969, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $384,667,090 and $241,655,197, respectively.

36

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/11		Year ended 5/31/10
	Shares	Amount	Shares	Amount
Shares sold
Class A	3,633,452	$114,034,045	3,793,895	$96,989,102
Class B	236,323	7,043,469	338,640	8,277,153
Class C	521,354	15,288,921	755,333	18,025,565
Class I	5,330,587	164,564,401	736,891	19,614,188
Class R1	12,099	345,400	1,301	32,894
Class R2	13,239	389,617	5,595	137,308
Class R3	84,834	2,670,931	172,531	4,348,146
Class R4	91,995	2,885,198	60,967	1,638,471
	9,923,883	$307,221,982	5,865,153	$149,062,827
Shares issued to shareholders in reinvestment of distributions
Class A	16,203	$528,372	87,696	$2,327,447
Class B	—	—	5,166	130,035
Class C	—	—	10,975	270,088
Class I	38,002	1,301,194	73,784	2,054,143
Class R1	31	943	55	1,358
Class R2	42	1,283	59	1,461
Class R3	198	6,413	3,079	81,249
Class R4	507	16,489	529	13,994
	54,983	$1,854,694	181,343	$4,879,775
Shares reacquired
Class A	(3,533,503)	$(110,487,828)	(4,269,238)	$(111,177,475)
Class B	(353,783)	(10,467,650)	(463,415)	(11,362,313)
Class C	(506,667)	(14,693,456)	(446,009)	(10,763,890)
Class I	(809,462)	(26,551,172)	(1,266,958)	(33,444,854)
Class R1	(7,981)	(243,551)	(16)	(446)
Class R2	(5,994)	(178,124)	(479)	(12,165)
Class R3	(139,826)	(4,179,577)	(186,686)	(4,780,851)
Class R4	(17,213)	(554,608)	(16,865)	(471,134)
	(5,374,429)	$(167,355,966)	(6,649,666)	$(172,013,128)

37

Notes to Financial Statements – continued

	Year ended 5/31/11		Year ended 5/31/10
	Shares	Amount	Shares	Amount
Net change
Class A	116,152	$4,074,589	(387,647)	$(11,860,926)
Class B	(117,460)	(3,424,181)	(119,609)	(2,955,125)
Class C	14,687	595,465	320,299	7,531,763
Class I	4,559,127	139,314,423	(456,283)	(11,776,523)
Class R1	4,149	102,792	1,340	33,806
Class R2	7,287	212,776	5,175	126,604
Class R3	(54,794)	(1,502,233)	(11,076)	(351,456)
Class R4	75,289	2,347,079	44,631	1,181,331
	4,604,437	$141,720,710	(603,170)	$(18,070,526)

Class W shares were not available for sale during the period. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, MFS Growth Allocation Fund, and MFS Aggressive Growth Allocation Fund were the owners of record of approximately 36%, 4% and 3% respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2030 Fund, MFS Lifetime 2040 Fund, and MFS Lifetime 2050 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended May 31, 2011, the fund’s commitment fee and interest expense were $6,458 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

38

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	2,178,305	218,510,920	(213,451,746)	7,237,479

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$13,174	$7,237,479

39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and Shareholders of MFS Emerging Markets Equity Fund:

We have audited the accompanying statement of assets and liabilities of MFS Emerging Markets Equity Fund (the Fund) (one of the portfolios comprising MFS Series Trust X), including the portfolio of investments, as of May 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Emerging Markets Equity Fund at May 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 15, 2011

40

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of July 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010)	Medtronic, Inc, (medical devices), Director (since 2004); The Neilsen Company (market research), Director (since 2010); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)

41

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters
Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor

42

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry
OFFICERS
Maria F. DiOrioDwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)

43

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

44

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

45

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2011, the Trustees served as board members of 105 funds within the MFS Family of Funds.

46

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Managers
Jose Luis Garcia Robert Lau

47

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2010 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

48

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2011 income tax forms in January 2012. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

Income derived from foreign sources was $18,001,513. The fund intends to pass through foreign tax credits of $1,620,958 for the fiscal year.

49

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

50

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

51

Save paper with eDelivery.

MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

MFS® International Diversification SM Fund

ANNUAL REPORT

May 31, 2011

MDI-ANN

MFS® INTERNATIONAL DIVERSIFICATION SM FUND

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (1-202-371-8300) or by accessing SIPC’s web site address (www.sipc.org).

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CEO

Dear Shareholders:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members and amid a weakening trend in the global macroeconomic data. Last September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. For the remainder of 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide to be uneven and volatile and acknowledge the elevated uncertainty created by events in Japan, Europe, and the Middle East.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

July 15, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio target allocation

Portfolio holdings
MFS Research International Fund	30.0%
MFS International Value Fund	25.0%
MFS International Growth Fund	25.0%
MFS International New Discovery Fund	10.0%
MFS Emerging Markets Equity Fund	9.9%
Cash & Other Net Assets	0.1%

Portfolio actual allocation

Percentages are based on net assets as of 5/31/11.

The portfolio is actively managed and current holdings may be different.

Note to Shareholders: In June 2010, the Board of Trustees of the fund approved revisions to the underlying fund target weightings of the fund to increase the target weighting of the MFS Emerging Markets Equity Fund from 5% to 10% and to decrease the target weighting of the MFS Research International Fund from 35% to 30%. The transition occurred during the reporting period.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2011, Class A shares of the MFS International Diversification Fund (the “fund”) provided a total return of 33.04%, at net asset value. This compares with a return of 30.48% for the fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country World (ex-US) Index.

Market Environment

After about a year of almost uninterrupted macroeconomic and financial market improvement following the global credit crisis, the second and third quarters of 2010 witnessed heightened risk aversion. This “risk-off” environment derived from a much greater concern surrounding the public-debt profiles of several of the peripheral European countries, as well as a weakening trend in global macroeconomic data. These two dynamics caused most asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the middle of the period, the U.S. Federal Reserve (the Fed) indicated that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for, and subsequent implementation of, more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, global sovereign bond yields initially rose amidst the more “risk-seeking” environment. However, towards the end of the period a weakening macroeconomic backdrop and renewed concerns over Greek debt sustainability pushed equities and bond yields lower.

Contributors to Performance

The fund’s investments in the MFS Research International Fund, MFS International Growth Fund, and MFS International New Discovery Fund were the principal contributors to performance relative to the MSCI All Country World (ex-US) Index as all three funds outperformed the benchmark over the reporting period.

Detractors from Performance

The fund’s investments in the MFS International Value Fund and MFS Emerging Markets Equity Fund held back relative results as both of these funds underperformed the benchmark over the reporting period. Emerging markets lagged global growth as restrictive monetary policies, in response to

3

Management Review – continued

overheating economies and rising inflation pressures, weighed heavily on emerging market equities.

Respectfully,

Thomas Melendez

Portfolio Manager

Note to Shareholders: In June 2010, the Board of Trustees of the fund approved revisions to the underlying fund target weightings of the fund to increase the target weighting of the MFS Emerging Markets Equity Fund from 5% to 10% and to decrease the target weighting of the MFS Research International Fund from 35% to 30%. The transition to the revised underlying fund target allocations occurred during the reporting period.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 5/31/11

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

5

Performance Summary – continued

Total Returns through 5/31/11

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	Life (t)
A	9/30/04	33.04%	4.72%	9.79%
B	9/30/04	32.03%	4.00%	9.05%
C	9/30/04	32.03%	4.00%	9.04%
I	9/30/04	33.42%	5.06%	10.14%
R1	4/01/05	31.98%	3.97%	7.33%
R2	9/30/04	32.66%	4.47%	9.49%
R3	4/01/05	32.98%	4.72%	8.10%
R4	4/01/05	33.33%	4.99%	8.39%
529A	9/30/04	32.89%	4.56%	9.58%
529B	9/30/04	31.85%	3.84%	8.84%
529C	9/30/04	31.83%	3.84%	8.86%
Comparative benchmark
MSCI All Country World (ex-US) Index (f)		30.48%	4.41%	9.71%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		25.39%	3.49%	8.82%
B With CDSC (Declining over six years from 4% to 0%) (x)		28.03%	3.66%	9.05%
C With CDSC (1% for 12 months) (x)		31.03%	4.00%	9.04%
529A With Initial Sales Charge (5.75%)		25.25%	3.33%	8.62%
529B With CDSC (Declining over six years from 4% to 0%) (x)		27.85%	3.49%	8.84%
529C With CDSC (1% for 12 months) (x)		30.83%	3.84%	8.86%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: Factset Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

6

Performance Summary – continued

Benchmark Definition

MSCI All Country World (ex-US) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed and emerging markets, excluding the U.S.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

December 1, 2010 through May 31, 2011

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary. If these transactional and indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2010 through May 31, 2011.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Expense Table – continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/10	Ending Account Value 5/31/11	Expenses Paid During Period (p) 12/01/10-5/31/11
A	Actual	0.29%	$1,000.00	$1,151.51	$1.56
	Hypothetical (h)	0.29%	$1,000.00	$1,023.49	$1.46
B	Actual	1.04%	$1,000.00	$1,146.77	$5.57
	Hypothetical (h)	1.04%	$1,000.00	$1,019.75	$5.24
C	Actual	1.04%	$1,000.00	$1,146.35	$5.57
	Hypothetical (h)	1.04%	$1,000.00	$1,019.75	$5.24
I	Actual	0.04%	$1,000.00	$1,152.99	$0.21
	Hypothetical (h)	0.04%	$1,000.00	$1,024.73	$0.20
R1	Actual	1.04%	$1,000.00	$1,147.17	$5.57
	Hypothetical (h)	1.04%	$1,000.00	$1,019.75	$5.24
R2	Actual	0.54%	$1,000.00	$1,150.03	$2.89
	Hypothetical (h)	0.54%	$1,000.00	$1,022.24	$2.72
R3	Actual	0.29%	$1,000.00	$1,150.37	$1.55
	Hypothetical (h)	0.29%	$1,000.00	$1,023.49	$1.46
R4	Actual	0.04%	$1,000.00	$1,152.69	$0.21
	Hypothetical (h)	0.04%	$1,000.00	$1,024.73	$0.20
529A	Actual	0.39%	$1,000.00	$1,151.13	$2.09
	Hypothetical (h)	0.39%	$1,000.00	$1,022.99	$1.97
529B	Actual	1.14%	$1,000.00	$1,146.56	$6.10
	Hypothetical (h)	1.14%	$1,000.00	$1,019.25	$5.74
529C	Actual	1.14%	$1,000.00	$1,146.19	$6.10
	Hypothetical (h)	1.14%	$1,000.00	$1,019.25	$5.74

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

9

Expense Table – continued

Effective July 1, 2011, MFS Fund Distributors, Inc. (MFD) has agreed to waive 0.05% of the 0.10% program manager fee on Class 529A, Class 529B and Class 529C (See Note 3 of the Notes to the Financial Statements). This change is not reflected in the expense table above.

10

PORTFOLIO OF INVESTMENTS

5/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Underlying Affiliated Funds - 99.9%
Issuer	Shares/Par	Value ($)

MFS Emerging Markets Equity Fund - Class I	7,894,635	$283,891,081
MFS International Growth Fund - Class I	25,408,940	714,499,385
MFS International New Discovery Fund - Class I	11,840,649	284,767,602
MFS International Value Fund - Class I	25,841,061	714,763,748
MFS Research International Fund - Class I	50,376,106	855,386,279
Total Underlying Affiliated Funds (Identified Cost, $2,603,810,104)		$2,853,308,095

Money Market Funds (v) - 0.0%
MFS Institutional Money Market Portfolio, 0.13%, at Cost and Net Asset Value	155	$155
Total Investments (Identified Cost, $2,603,810,259)		$2,853,308,250

Other Assets, Less Liabilities - 0.1%		2,346,014
Net Assets - 100.0%		$2,855,654,264

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

See Notes to Financial Statements

11

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/11

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Underlying affiliated funds, at value (identified cost, $2,603,810,259)	$2,853,308,250
Receivables for
Investments sold	1,765,277
Fund shares sold	5,629,863
Other assets	13,714
Total assets	$2,860,717,104
Liabilities
Payable to custodian	$63,522
Payables for
Investments purchased	1,262,376
Fund shares reacquired	3,434,040
Payable to affiliates
Investment adviser	240
Distribution and service fees	148,212
Program manager fee	82
Payable for independent Trustees’ compensation	11
Accrued expenses and other liabilities	154,357
Total liabilities	$5,062,840
Net assets	$2,855,654,264
Net assets consist of
Paid-in capital	$2,872,700,654
Unrealized appreciation (depreciation) on investments	249,497,991
Accumulated net realized gain (loss) on investments	(284,324,315)
Undistributed net investment income	17,779,934
Net assets	$2,855,654,264
Shares of beneficial interest outstanding	198,330,102

12

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,933,492,461	133,816,840	$14.45
Class B	118,972,687	8,366,750	14.22
Class C	460,898,074	32,499,047	14.18
Class I	219,957,767	15,111,491	14.56
Class R1	7,506,528	535,900	14.01
Class R2	35,441,450	2,484,312	14.27
Class R3	66,986,983	4,653,887	14.39
Class R4	6,308,024	434,773	14.51
Class 529A	3,496,080	243,516	14.36
Class 529B	611,034	42,975	14.22
Class 529C	1,983,176	140,611	14.10

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A and 529A, for which the maximum offering prices per share were $15.33 (100 / 94.25 x $14.45) and $15.24 (100 / 94.25 x $14.36), respectively. On sales of $50,000 or more, the offering price of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and 529A.

See Notes to Financial Statements

13

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/11

This statement describes how much your fund earned in investment income and accrued in expenses.

It also describes any gains and/or losses generated by fund operations.

Net investment income
Dividends from underlying affiliated funds	$28,981,129
Interest	5,446
Total investment income	$28,986,575
Expenses
Distribution and service fees	$10,020,021
Program manager fees	5,001
Administrative services fee	17,500
Independent Trustees’ compensation	49,728
Custodian fee	115,009
Shareholder communications	251,611
Auditing fees	45,141
Legal fees	42,422
Miscellaneous	381,504
Total expenses	$10,927,937
Fees paid indirectly	(10)
Reduction of expenses by investment adviser	(11,006)
Net expenses	$10,916,921
Net investment income	$18,069,654
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions from underlying affiliated funds	$(63,193,712)
Change in unrealized appreciation (depreciation) Investments	$725,940,645
Net realized and unrealized gain (loss) on investments	$662,746,933
Change in net assets from operations	$680,816,587

See Notes to Financial Statements

14

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 5/31
	2011	2010
Change in net assets
From operations
Net investment income	$18,069,654	$14,534,492
Net realized gain (loss) on investments	(63,193,712)	(11,212,093)
Net unrealized gain (loss) on investments	725,940,645	144,975,458
Change in net assets from operations	$680,816,587	$148,297,857
Distributions declared to shareholders
From net investment income	$(14,800,250)	$(23,560,164)
Change in net assets from fund share transactions	$301,374,622	$236,511,221
Total change in net assets	$967,390,959	$361,248,914
Net assets
At beginning of period	1,888,263,305	1,527,014,391
At end of period (including undistributed net investment income of $17,779,934 and $14,510,530, respectively)	$2,855,654,264	$1,888,263,305

See Notes to Financial Statements

15

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 5/31
	2011	2010	2009		2008	2007
Net asset value, beginning of period	$10.94	$10.03	$15.76		$17.05	$14.28
Income (loss) from investment operations
Net investment income (d)	$0.12	$0.11	$0.15		$0.16	$0.15
Net realized and unrealized gain (loss) on investments	3.49	0.97	(5.54)		0.34	3.46
Total from investment operations	$3.61	$1.08	$(5.39)		$0.50	$3.61
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.17)	$(0.00	)(w)	$(0.76)	$(0.51)
From net realized gain on investments	—	—	(0.34)		(1.03)	(0.33)
Total distributions declared to shareholders	$(0.10)	$(0.17)	$(0.34)		$(1.79)	$(0.84)
Net asset value, end of period	$14.45	$10.94	$10.03		$15.76	$17.05
Total return (%) (r)(s)(t)	33.04	10.61	(33.90)		2.85	25.87
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.29	0.29	0.37		0.39	0.48
Expenses after expense reductions (f)(h)(z)	0.29	0.29	0.37		0.39	0.43
Net investment income	0.89	0.99	1.46		1.01	0.96
Portfolio turnover	6	1	8		4	2
Net assets at end of period (000 omitted)	$1,933,492	$1,220,582	$976,543		$1,682,289	$1,368,870

See Notes to Financial Statements

16

Financial Highlights – continued

Class B	Years ended 5/31
	2011		2010	2009	2008	2007
Net asset value, beginning of period	$10.77		$9.87	$15.62	$16.92	$14.18
Income (loss) from investment operations
Net investment income (d)	$0.02		$0.03	$0.08	$0.06	$0.05
Net realized and unrealized gain (loss) on investments	3.43		0.94	(5.49)	0.32	3.45
Total from investment operations	$3.45		$0.97	$(5.41)	$0.38	$3.50
Less distributions declared to shareholders
From net investment income	$—		$(0.07)	$—	$(0.65)	$(0.43)
From net realized gain on investments	—		—	(0.34)	(1.03)	(0.33)
Total distributions declared to shareholders	$—		$(0.07)	$(0.34)	$(1.68)	$(0.76)
Net asset value, end of period	$14.22		$10.77	$9.87	$15.62	$16.92
Total return (%) (r)(s)(t)	32.03		9.80	(34.34)	2.14	25.16
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.04		1.05	1.04	1.04	1.12
Expenses after expense reductions (f)(h)(z)	1.03		1.04	1.04	1.04	1.07
Net investment income	0.13		0.24	0.78	0.36	0.32
Portfolio turnover	6		1	8	4	2
Net assets at end of period (000 omitted)	$118,973		$106,783	$110,057	$232,950	$235,926

Class C	Years ended 5/31
	2011		2010	2009	2008	2007
Net asset value, beginning of period	$10.74		$9.85	$15.59	$16.90	$14.17
Income (loss) from investment operations
Net investment income (d)	$0.02		$0.03	$0.08	$0.06	$0.05
Net realized and unrealized gain (loss) on investments	3.42		0.94	(5.48)	0.32	3.44
Total from investment operations	$3.44		$0.97	$(5.40)	$0.38	$3.49
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.08)	$—	$(0.66)	$(0.43)
From net realized gain on investments	—		—	(0.34)	(1.03)	(0.33)
Total distributions declared to shareholders	$(0.00	)(w)	$(0.08)	$(0.34)	$(1.69)	$(0.76)
Net asset value, end of period	$14.18		$10.74	$9.85	$15.59	$16.90
Total return (%) (r)(s)(t)	32.03		9.81	(34.34)	2.13	25.15
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.04		1.05	1.04	1.04	1.12
Expenses after expense reductions (f)(h)(z)	1.03		1.04	1.04	1.04	1.07
Net investment income	0.13		0.25	0.76	0.37	0.31
Portfolio turnover	6		1	8	4	2
Net assets at end of period (000 omitted)	$460,898		$378,246	$349,134	$728,813	$664,046

See Notes to Financial Statements

17

Financial Highlights – continued

Class I	Years ended 5/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.01	$10.09	$15.84	$17.13	$14.32
Income (loss) from investment operations
Net investment income (d)	$0.15	$0.14	$0.19	$0.22	$0.21
Net realized and unrealized gain (loss) on investments	3.52	0.99	(5.58)	0.33	3.48
Total from investment operations	$3.67	$1.13	$(5.39)	$0.55	$3.69
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.21)	$(0.02)	$(0.81)	$(0.55)
From net realized gain on investments	—	—	(0.34)	(1.03)	(0.33)
Total distributions declared to shareholders	$(0.12)	$(0.21)	$(0.36)	$(1.84)	$(0.88)
Net asset value, end of period	$14.56	$11.01	$10.09	$15.84	$17.13
Total return (%) (r)(s)	33.42	10.96	(33.69)	3.16	26.37
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.04	0.04	0.04	0.04	0.12
Expenses after expense reductions (f)(h)(z)	0.04	0.04	0.04	0.04	0.07
Net investment income	1.11	1.23	1.78	1.33	1.34
Portfolio turnover	6	1	8	4	2
Net assets at end of period (000 omitted)	$219,958	$111,906	$36,608	$65,812	$65,697

Class R1	Years ended 5/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.63	$9.77	$15.47	$16.82	$14.14
Income (loss) from investment operations
Net investment income (d)	$0.02	$0.03	$0.09	$0.05	$0.03
Net realized and unrealized gain (loss) on investments	3.38	0.94	(5.45)	0.32	3.43
Total from investment operations	$3.40	$0.97	$(5.36)	$0.37	$3.46
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.11)	$—	$(0.69)	$(0.45)
From net realized gain on investments	—	—	(0.34)	(1.03)	(0.33)
Total distributions declared to shareholders	$(0.02)	$(0.11)	$(0.34)	$(1.72)	$(0.78)
Net asset value, end of period	$14.01	$10.63	$9.77	$15.47	$16.82
Total return (%) (r)(s)	31.98	9.86	(34.35)	2.07	25.01
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.04	1.04	1.04	1.11	1.30
Expenses after expense reductions (f)(h)(z)	1.03	1.04	1.04	1.11	1.18
Net investment income	0.12	0.25	0.90	0.34	0.22
Portfolio turnover	6	1	8	4	2
Net assets at end of period (000 omitted)	$7,507	$5,569	$4,254	$6,218	$3,424

See Notes to Financial Statements

18

Financial Highlights – continued

Class R2	Years ended 5/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.81	$9.92	$15.62	$16.92	$14.21
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.08	$0.13	$0.11	$0.09
Net realized and unrealized gain (loss) on investments	3.45	0.97	(5.49)	0.34	3.45
Total from investment operations	$3.53	$1.05	$(5.36)	$0.45	$3.54
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.16)	$—	$(0.72)	$(0.50)
From net realized gain on investments	—	—	(0.34)	(1.03)	(0.33)
Total distributions declared to shareholders	$(0.07)	$(0.16)	$(0.34)	$(1.75)	$(0.83)
Net asset value, end of period	$14.27	$10.81	$9.92	$15.62	$16.92
Total return (%) (r)(s)	32.66	10.43	(34.02)	2.56	25.51
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.54	0.54	0.54	0.63	0.85
Expenses after expense reductions (f)(h)(z)	0.54	0.54	0.54	0.63	0.74
Net investment income	0.66	0.74	1.29	0.69	0.55
Portfolio turnover	6	1	8	4	2
Net assets at end of period (000 omitted)	$35,441	$27,455	$22,147	$34,961	$20,847

Class R3	Years ended 5/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.90	$10.00	$15.71	$17.01	$14.25
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.12	$0.16	$0.17	$0.15
Net realized and unrealized gain (loss) on investments	3.48	0.96	(5.52)	0.32	3.45
Total from investment operations	$3.59	$1.08	$(5.36)	$0.49	$3.60
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.18)	$(0.01)	$(0.76)	$(0.51)
From net realized gain on investments	—	—	(0.34)	(1.03)	(0.33)
Total distributions declared to shareholders	$(0.10)	$(0.18)	$(0.35)	$(1.79)	$(0.84)
Net asset value, end of period	$14.39	$10.90	$10.00	$15.71	$17.01
Total return (%) (r)(s)	32.98	10.66	(33.84)	2.78	25.89
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.29	0.29	0.29	0.38	0.53
Expenses after expense reductions (f)(h)(z)	0.29	0.29	0.29	0.38	0.48
Net investment income	0.84	1.04	1.57	1.07	0.97
Portfolio turnover	6	1	8	4	2
Net assets at end of period (000 omitted)	$66,987	$31,630	$25,086	$40,386	$34,260

See Notes to Financial Statements

19

Financial Highlights – continued

Class R4	Years ended 5/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.98	$10.07	$15.80	$17.09	$14.30
Income (loss) from investment operations
Net investment income (d)	$0.12	$0.16	$0.10	$0.16	$0.20
Net realized and unrealized gain (loss) on investments	3.53	0.96	(5.47)	0.37	3.46
Total from investment operations	$3.65	$1.12	$(5.37)	$0.53	$3.66
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.21)	$(0.02)	$(0.79)	$(0.54)
From net realized gain on investments	—	—	(0.34)	(1.03)	(0.33)
Total distributions declared to shareholders	$(0.12)	$(0.21)	$(0.36)	$(1.82)	$(0.87)
Net asset value, end of period	$14.51	$10.98	$10.07	$15.80	$17.09
Total return (%) (r)(s)	33.33	10.89	(33.65)	3.03	26.21
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.04	0.04	0.04	0.11	0.23
Expenses after expense reductions (f)(h)(z)	0.04	0.04	0.04	0.10	0.18
Net investment income	0.93	1.37	0.81	1.10	1.24
Portfolio turnover	6	1	8	4	2
Net assets at end of period (000 omitted)	$6,308	$2,148	$699	$2,160	$1,451

Class 529A	Years ended 5/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.88	$9.98	$15.69	$17.00	$14.25
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.10	$0.15	$0.12	$0.10
Net realized and unrealized gain (loss) on investments	3.47	0.97	(5.52)	0.33	3.47
Total from investment operations	$3.57	$1.07	$(5.37)	$0.45	$3.57
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.17)	$—	$(0.73)	$(0.49)
From net realized gain on investments	—	—	(0.34)	(1.03)	(0.33)
Total distributions declared to shareholders	$(0.09)	$(0.17)	$(0.34)	$(1.76)	$(0.82)
Net asset value, end of period	$14.36	$10.88	$9.98	$15.69	$17.00
Total return (%) (r)(s)(t)	32.89	10.53	(33.93)	2.55	25.60
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.39	0.39	0.47	0.61	0.73
Expenses after expense reductions (f)(h)(z)	0.39	0.39	0.47	0.61	0.68
Net investment income	0.79	0.84	1.43	0.76	0.65
Portfolio turnover	6	1	8	4	2
Net assets at end of period (000 omitted)	$3,496	$2,199	$1,394	$2,033	$1,479

See Notes to Financial Statements

20

Financial Highlights – continued

Class 529B	Years ended 5/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.80	$9.91	$15.70	$17.01	$14.27
Income (loss) from investment operations
Net investment income (d)	$0.01	$0.01	$0.08	$0.02	$0.00 (w)
Net realized and unrealized gain (loss) on investments	3.43	0.97	(5.53)	0.33	3.47
Total from investment operations	$3.44	$0.98	$(5.45)	$0.35	$3.47
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.09)	$—	$(0.63)	$(0.40)
From net realized gain on investments	—	—	(0.34)	(1.03)	(0.33)
Total distributions declared to shareholders	$(0.02)	$(0.09	$(0.34)	$(1.66)	$(0.73)
Net asset value, end of period	$14.22	$10.80	$9.91	$15.70	$17.01
Total return (%) (r)(s)(t)	31.85	9.76	(34.42)	1.91	24.83
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.14	1.15	1.14	1.27	1.37
Expenses after expense reductions (f)(h)(z)	1.14	1.14	1.14	1.27	1.32
Net investment income	0.07	0.12	0.81	0.11	0.01
Portfolio turnover	6	1	8	4	2
Net assets at end of period (000 omitted)	$611	$437	$331	$603	$488

See Notes to Financial Statements

21

Financial Highlights – continued

Class 529C	Years ended 5/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.72	$9.87	$15.63	$16.92	$14.21
Income (loss) from investment operations
Net investment income (d)	$0.00 (w)	$0.02	$0.07	$0.03	$0.00 (w)
Net realized and unrealized gain (loss) on investments	3.41	0.94	(5.49)	0.33	3.45
Total from investment operations	$3.41	$0.96	$(5.42)	$0.36	$3.45
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.11)	$—	$(0.62)	$(0.41)
From net realized gain on investments	—	—	(0.34)	(1.03)	(0.33)
Total distributions declared to shareholders	$(0.03)	$(0.11)	$(0.34)	$(1.65)	$(0.74)
Net asset value, end of period	$14.10	$10.72	$9.87	$15.63	$16.92
Total return (%) (r)(s)(t)	31.83	9.65	(34.38)	2.01	24.78
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.14	1.15	1.14	1.27	1.38
Expenses after expense reductions (f)(h)(z)	1.14	1.14	1.14	1.27	1.32
Net investment income	0.01	0.20	0.70	0.21	0.01
Portfolio turnover	6	1	8	4	2
Net assets at end of period (000 omitted)	$1,983	$1,308	$762	$1,266	$1,365

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests, which are not reported in these expense ratios. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(z)	For the year ended May 31, 2007, for the period June 1, 2006 through September 30, 2006, 0.10% of the expense reduction was voluntary.

See Notes to Financial Statements

22

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS International Diversification Fund (the fund) is a series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund is a “fund of funds”, which invests the majority of its assets in other MFS mutual funds (hereafter referred to as “underlying affiliated funds” or “underlying funds”), which may have different fiscal year ends than the fund. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

The accounting policies of the underlying funds in which the fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds’ shareholder reports are not covered by this report.

The investment objectives of each of the underlying funds held by the fund at May 31, 2011 was to seek capital appreciation.

Investment Valuations – Open-end investment companies (underlying funds) are generally valued at their net asset value per share. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” refers to the underlying fund in which the fund of fund invests.

23

Notes to Financial Statements – continued

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swaps are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market

24

Notes to Financial Statements – continued

quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Mutual Funds	$2,853,308,250	$—	$—	$2,853,308,250

25

Notes to Financial Statements – continued

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, mutual funds amounting to $1,283,422,432 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when mutual funds are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Repurchase Agreements – The fund entered into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Derivatives – The fund does not invest in derivatives directly. The fund does invest in underlying funds that use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the underlying funds, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the underlying funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on an accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income by the fund is affected

26

Notes to Financial Statements – continued

by the timing of the declaration of dividends by the underlying funds in which the fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended May 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	5/31/11	5/31/10
Ordinary income (including any short-term capital gains)	$14,800,250	$23,560,164

27

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/11
Cost of investments	$2,700,063,666
Gross appreciation	153,244,584
Gross depreciation	—
Net unrealized appreciation (depreciation)	$153,244,584
Undistributed ordinary income	17,779,934
Capital loss carryforwards	(187,671,312)
Post-October capital loss deferral	(399,596)

As of May 31, 2011, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

5/31/17	$(77,102,808)
5/31/18	(55,695,170)
5/31/19	(54,873,334)
$(187,671,312)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

Distributions declared to shareholders:

	From net investment income
	Year ended 5/31/11	Year ended 5/31/10
Class A	$12,830,566	$17,274,204
Class B	—	775,712
Class C	10,746	3,001,538
Class I	1,387,378	1,485,882
Class R1	9,756	54,911
Class R2	167,587	382,645
Class R3	341,605	524,995
Class R4	27,611	20,723
Class 529A	20,185	25,367
Class 529B	847	3,029
Class 529C	3,969	11,158
Total	$14,800,250	$23,560,164

28

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. MFS receives no compensation under this agreement; however MFS receives management fees from the underlying MFS funds.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of distribution and service fee, program manager fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that operating expenses do not exceed 0.10% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2011. For the year ended May 31, 2011, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which a fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $334,939 and $3,527 for the year ended May 31, 2011, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

29

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$4,219,045
Class B	0.75%	0.25%	1.00%	1.00%	1,159,035
Class C	0.75%	0.25%	1.00%	1.00%	4,267,774
Class R1	0.75%	0.25%	1.00%	1.00%	66,215
Class R2	0.25%	0.25%	0.50%	0.50%	163,142
Class R3	—	0.25%	0.25%	0.25%	115,875
Class 529A	—	0.25%	0.25%	0.25%	7,025
Class 529B	0.75%	0.25%	1.00%	1.00%	5,527
Class 529C	0.75%	0.25%	1.00%	1.00%	16,383
Total Distribution and Service Fees					$10,020,021

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2011 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2011, were as follows:

Amount
Class A	$3,329
Class B	211,118
Class C	43,431
Class 529B	422
Class 529C	—

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. Effective July 1, 2011, MFD has agreed to waive 0.05% of this annual fee. This waiver agreement will continue until modified by the fund’s Board of Trustees but such agreement will continue at least until September 30, 2012, after which MFD may eliminate this waiver without a vote of the fund’s Board of Trustees. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the

30

Notes to Financial Statements – continued

Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended May 31, 2011, were as follows:

Amount
Class 529A	$2,810
Class 529B	553
Class 529C	1,638
Total Program Manager Fees	$5,001

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, provides shareholder services and transfer agent services to the fund. Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and the underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including out-of-pocket and sub-accounting fees, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended May 31, 2011, all shareholder servicing expenses of the fund, including out-of-pocket expenses, were paid for by the underlying funds under this agreement.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, each fund partially reimburses MFS the costs incurred to provide these services. The fund pays an annual fixed amount of $17,500. The administrative services fee incurred for the year ended May 31, 2011 was equivalent to an annual effective rate of 0.0007% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the

31

Notes to Financial Statements – continued

Agreements. For the year ended May 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $21,937 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $11,006, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

(4)	Portfolio Securities

Purchases and sales of shares of underlying funds aggregated $435,055,310 and $159,066,213, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/11		Year ended 5/31/10
	Shares	Amount	Shares	Amount
Shares sold
Class A	52,513,440	$647,938,728	43,456,770	$499,221,705
Class B	792,997	10,184,186	1,305,618	14,945,278
Class C	4,348,024	55,535,517	7,141,864	81,652,846
Class I	7,952,917	107,200,396	8,685,383	99,285,279
Class R1	207,852	2,619,963	211,901	2,411,381
Class R2	880,106	11,387,192	1,054,272	12,032,148
Class R3	2,451,760	32,535,512	1,311,098	15,103,268
Class R4	283,181	3,854,520	182,483	2,130,419
Class 529A	66,232	870,257	91,084	1,073,649
Class 529B	8,688	109,244	8,483	98,934
Class 529C	36,814	464,689	59,991	686,095
	69,542,011	$872,700,204	63,508,947	$728,641,002

32

Notes to Financial Statements – continued

	Year ended 5/31/11		Year ended 5/31/10
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	629,371	$8,414,609	1,325,039	$16,006,601
Class B	—	—	53,735	641,067
Class C	490	6,531	168,509	2,005,260
Class I	34,929	470,144	33,050	401,232
Class R1	750	9,756	4,665	54,911
Class R2	9,832	129,984	27,902	333,149
Class R3	25,646	341,605	43,640	524,995
Class R4	2,059	27,611	1,713	20,723
Class 529A	1,519	20,185	2,112	25,367
Class 529B	64	847	253	3,029
Class 529C	303	3,969	940	11,158
	704,963	$9,425,241	1,661,558	$20,027,492
Shares reacquired
Class A	(30,858,043)	$(396,711,025)	(30,606,770)	$(349,767,800)
Class B	(2,338,679)	(29,707,881)	(2,596,077)	(29,331,755)
Class C	(7,054,095)	(89,171,399)	(7,537,831)	(84,929,128)
Class I	(3,037,513)	(39,745,314)	(2,183,821)	(25,443,082)
Class R1	(196,785)	(2,454,224)	(127,864)	(1,441,572)
Class R2	(945,980)	(12,378,741)	(773,611)	(8,900,456)
Class R3	(724,804)	(9,337,216)	(961,175)	(11,089,193)
Class R4	(46,179)	(603,307)	(57,942)	(691,657)
Class 529A	(26,329)	(335,775)	(30,780)	(359,637)
Class 529B	(6,240)	(80,781)	(1,635)	(18,566)
Class 529C	(18,488)	(225,160)	(16,165)	(184,427)
	(45,253,135)	$(580,750,823)	(44,893,671)	$(512,157,273)
Net change
Class A	22,284,768	$259,642,312	14,175,039	$165,460,506
Class B	(1,545,682)	(19,523,695)	(1,236,724)	(13,745,410)
Class C	(2,705,581)	(33,629,351)	(227,458)	(1,271,022)
Class I	4,950,333	67,925,226	6,534,612	74,243,429
Class R1	11,817	175,495	88,702	1,024,720
Class R2	(56,042)	(861,565)	308,563	3,464,841
Class R3	1,752,602	23,539,901	393,563	4,539,070
Class R4	239,061	3,278,824	126,254	1,459,485
Class 529A	41,422	554,667	62,416	739,379
Class 529B	2,512	29,310	7,101	83,397
Class 529C	18,629	243,498	44,766	512,826
	24,993,839	$301,374,622	20,276,834	$236,511,221

Class W shares were not available for sale during the period. Please see the fund’s Class W prospectus for details.

33

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended May 31, 2011, the fund’s commitment fee and interest expense were $23,723 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Emerging Markets Equity Fund	3,441,312	4,790,926	(337,603)	7,894,635
MFS Institutional Money Market Portfolio	—	34,630,891	(34,630,736)	155
MFS International Growth Fund	22,306,852	3,519,659	(417,571)	25,408,940
MFS International New Discovery Fund	10,633,369	1,518,025	(310,745)	11,840,649
MFS International Value Fund	21,866,404	4,297,635	(322,978)	25,841,061
MFS Research International Fund	51,705,030	7,529,566	(8,858,490)	50,376,106

34

Notes to Financial Statements – continued

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Emerging Markets Equity Fund	$(1,198,605)	$—	$1,016,258	$283,891,081
MFS Institutional Money Market Portfolio	—	—	1,154	155
MFS International Growth Fund	(1,187,714)	—	5,937,894	714,499,385
MFS International New Discovery Fund	(2,084,556)	—	2,903,060	284,767,602
MFS International Value Fund	(1,754,059)	—	7,854,056	714,763,748
MFS Research International Fund	(56,968,778)	—	11,268,707	855,386,279
	$(63,193,712)	$—	$28,981,129	$2,853,308,250

35

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and the Shareholders of

MFS International Diversification Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS International Diversification Fund (one of the portfolios comprising MFS Series Trust X) (the “Fund”) as of May 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2011, by correspondence with the custodian and underlying funds’ transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International Diversification Fund as of May 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

July 15, 2011

36

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of July 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010)	Medtronic, Inc, (medical devices), Director (since 2004); The Neilsen Company (market research), Director (since 2010); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)

37

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters
Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor

38

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry
OFFICERS
Maria F. DiOrioDwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)

39

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

40

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

41

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2011, the Trustees served as board members of 105 funds within the MFS Family of Funds.

42

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager
Thomas Melendez

43

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2010 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

44

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2011 income tax forms in January 2012. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

45

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

46

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

47

Save paper with eDelivery.

MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

MFS® International Growth Fund

ANNUAL REPORT

May 31, 2011

FGF-ANN

MFS® INTERNATIONAL GROWTH FUND

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (1-202-371-8300) or by accessing SIPC’s web site address (www.sipc.org).

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CEO

Dear Shareholders:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members and amid a weakening trend in the global macroeconomic data. Last September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. For the remainder of 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide to be uneven and volatile and acknowledge the elevated uncertainty created by events in Japan, Europe, and the Middle East.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

July 15, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
BHP Billiton Ltd.	2.6%
LVMH Moet Hennessy Louis Vuitton S.A.	2.6%
Groupe Danone	2.1%
Schneider Electric S.A.	2.0%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1.9%
Nestle S.A.	1.9%
China Unicom Ltd.	1.8%
Linde AG	1.7%
Legrand S.A.	1.6%
Reckitt Benckiser Group PLC	1.6%

Equity sectors
Financial Services	14.4%
Basic Materials	12.3%
Health Care	10.9%
Retailing	10.2%
Consumer Staples	10.0%
Technology	10.0%
Special Products & Services	8.0%
Industrial Goods & Services	6.7%
Energy	5.7%
Transportation	3.1%
Utilities & Communications	2.7%
Autos & Housing	2.1%
Leisure	1.4%

Issuer country weightings
France	14.5%
United Kingdom	13.4%
Switzerland	10.7%
Germany	7.8%
Japan	7.5%
Brazil	5.6%
Canada	4.5%
Australia	4.5%
United States	3.9%
Other Countries	27.6%

Percentages are based on net assets as of 5/31/11.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2011, Class A shares of the MFS International Growth Fund (the “fund”) provided a total return of 34.20%, at net asset value. This compares with a return of 32.39% for the fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country World (ex-US) Growth Index.

Market Environment

After about a year of almost uninterrupted macroeconomic and financial market improvement following the global credit crisis, the second and third quarters of 2010 witnessed heightened risk aversion. This “risk-off” environment derived from a much greater concern surrounding the public-debt profiles of several of the peripheral European countries, as well as a weakening trend in global macroeconomic data. These two dynamics caused most asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the middle of the period, the U.S. Federal Reserve (the Fed) indicated that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for, and subsequent implementation of, more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, global sovereign bond yields initially rose amidst the more “risk-seeking” environment. However, towards the end of the period a weakening macroeconomic backdrop and renewed concerns over Greek debt sustainability pushed equities and bond yields lower.

Contributors to Performance

Stock selection in the basic materials sector was a primary driver of the fund’s outperformance relative to the MSCI All Country World (ex-US) Growth Index. The fund’s holdings of strong-performing Australian mining company Iluka Resources (b) and industrial gas supplier Linde (Germany) were among the top relative contributors. Shares of Iluka Resources rose during the reporting period due to increased global demand for the mineral zircon. Limited supply in the market resulted in multiple price increases and caused some companies to ration the mineral to meet customer demands. Additionally, management announced an unexpected dividend increase which further aided performance.

3

Management Review – continued

Favorable security selection in the retailing sector also boosted relative results. Holdings of luxury goods company LVMH Moët Hennessy Louis Vuitton (France), watch manufacturer and designer Swatch Group (Switzerland), and fashion distributor Inditex (Spain) supported relative performance. LVMH posted profits that beat expectations despite fears over potentially lower consumer demand stemming from both rising inflation in emerging markets and the catastrophes in Japan. Management cited strong demand in the United States and Europe, increased production capacity, and price increases as the primary contributors to the stock’s positive price performance.

Individual standout contributors in other sectors included telecommunications service provider China Unicom (Hong Kong) (b), oil and gas turnkey contractor Saipem (Italy), and investment manager Aberdeen Asset Management (United Kingdom) (b). Additionally, shares of French electrical distribution equipment manufacturer Schneider Electric and product safety testing company Intertek Group (United Kingdom) helped relative performance.

Detractors from Performance

A combination of security selection and underweight positions in both the autos & housing and energy sectors detracted from relative returns. No individual stocks within the autos & housing sector were among the fund’s top relative detractors for the reporting period. In energy, the fund’s investment in oil and gas exploration company INPEX (Japan) held back relative performance.

Stocks in other sectors that negatively impacted relative performance included Japanese copy machine manufacturer Konica Minolta Holdings (h), investment bank and brokerage house Nomura Holdings (Japan) (b), retailer Esprit Holdings (Hong Kong) (h), and information technology products and electronics maker Acer (Taiwan). Shares of Konica declined due to increased research and development costs, decreased sales in their business technologies division, and the devastating earthquake in Japan. While the earthquake had little effect on their facilities, it did affect many of their producers in the country. The fund’s holdings of generic drug manufacturer Teva Pharmaceutical Industries (Israel), health care equipment manufacturer Sonova Holdings (Switzerland), specialty chemicals manufacturer Shin-Etsu Chemical (Japan), and financial services firm Banco Santander (Spain) also weighed on performance.

The fund’s cash position also negatively impacted relative results. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose significantly, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

4

Management Review – continued

During the reporting period, the fund’s currency exposure also detracted from relative returns. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our funds to have different currency exposures than the benchmark.

Respectfully,

David Antonelli

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 5/31/11

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Rates of Return through 5/31/11

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	10/24/95	34.20%	6.13%	7.78%	N/A
B	10/24/95	33.17%	5.39%	7.10%	N/A
C	7/01/96	33.22%	5.40%	7.11%	N/A
I	1/02/97	34.52%	6.45%	8.46%	N/A
W	5/01/06	34.39%	6.34%	N/A	5.16%
R1	10/01/08	33.18%	N/A	N/A	11.75%
R2	10/01/08	33.89%	N/A	N/A	12.32%
R3	10/01/08	34.23%	N/A	N/A	12.60%
R4	10/01/08	34.51%	N/A	N/A	12.87%
Comparative benchmark
MSCI All Country World (ex-US) Growth Index (f)		32.39%	4.83%	6.84%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		26.48%	4.88%	7.14%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		29.17%	5.07%	7.10%	N/A
C With CDSC (1% for 12 months) (x)		32.22%	5.40%	7.11%	N/A

Class I, W, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

MSCI All Country World (ex-US) Growth Index – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets, excluding the U.S.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the

7

Performance Summary – continued

share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

December 1, 2010 through May 31, 2011

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2010 through May 31, 2011.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/10	Ending Account Value 5/31/11	Expenses Paid During Period (p) 12/01/10-5/31/11
A	Actual	1.32%	$1,000.00	$1,150.02	$7.08
	Hypothetical (h)	1.32%	$1,000.00	$1,018.35	$6.64
B	Actual	2.07%	$1,000.00	$1,145.96	$11.07
	Hypothetical (h)	2.07%	$1,000.00	$1,014.61	$10.40
C	Actual	2.07%	$1,000.00	$1,145.87	$11.07
	Hypothetical (h)	2.07%	$1,000.00	$1,014.61	$10.40
I	Actual	1.07%	$1,000.00	$1,151.92	$5.74
	Hypothetical (h)	1.07%	$1,000.00	$1,019.60	$5.39
W	Actual	1.17%	$1,000.00	$1,150.99	$6.27
	Hypothetical (h)	1.17%	$1,000.00	$1,019.10	$5.89
R1	Actual	2.06%	$1,000.00	$1,145.68	$11.02
	Hypothetical (h)	2.06%	$1,000.00	$1,014.66	$10.35
R2	Actual	1.57%	$1,000.00	$1,149.09	$8.41
	Hypothetical (h)	1.57%	$1,000.00	$1,017.10	$7.90
R3	Actual	1.32%	$1,000.00	$1,150.62	$7.08
	Hypothetical (h)	1.32%	$1,000.00	$1,018.35	$6.64
R4	Actual	1.07%	$1,000.00	$1,151.59	$5.74
	Hypothetical (h)	1.07%	$1,000.00	$1,019.60	$5.39

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

5/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 97.5%
Issuer	Shares/Par	Value ($)

Airlines - 0.9%
Copa Holdings S.A., “A”	269,810	$16,860,427

Alcoholic Beverages - 3.7%
Diageo PLC	1,270,687	$27,087,378
Heineken N.V.	331,082	19,925,554
Pernod Ricard S.A.	263,771	26,737,712

		$73,750,644
Apparel Manufacturers - 5.1%
Compagnie Financiere Richemont S.A.	235,679	$15,363,762
Li & Fung Ltd. (a)	8,322,400	18,491,012
LVMH Moet Hennessy Louis Vuitton S.A.	289,321	50,625,208
Swatch Group Ltd.	30,717	15,306,970

		$99,786,952
Automotive - 1.7%
Honda Motor Co. Ltd.	519,900	$19,850,541
Magna International, Inc.	293,240	14,222,140

		$34,072,681
Broadcasting - 1.4%
Publicis Groupe S.A.	516,751	$28,514,845

Brokerage & Asset Managers - 2.8%
Aberdeen Asset Management PLC	4,302,970	$16,601,561
BM&F Bovespa S.A.	2,470,000	17,721,692
Deutsche Boerse AG	268,240	21,208,081
Nomura Holdings, Inc.	10,600	53,489

		$55,584,823
Business Services - 8.0%
Accenture Ltd., “A”	481,760	$27,648,206
Amadeus IT Holding S.A. (a)	693,088	14,278,389
Capita Group PLC	1,408,668	17,081,777
Compass Group PLC	3,091,850	30,167,071
Hays PLC	8,271,303	14,866,325
Infosys Technologies Ltd., ADR	130,260	8,043,555
Intertek Group PLC	520,076	17,551,575

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Business Services - continued
LPS Brasil - Consultoria de Imoveis S.A.	314,300	$7,888,626
Michael Page International	2,365,438	20,811,269

		$158,336,793
Computer Software - 3.4%
Check Point Software Technologies Ltd. (a)	360,190	$19,781,635
Dassault Systems S.A.	352,437	30,022,625
SAP AG (l)	287,637	17,898,288

		$67,702,548
Computer Software - Systems - 1.2%
Acer, Inc.	4,033,220	$7,932,579
NICE Systems Ltd., ADR (a)	422,310	15,034,236

		$22,966,815
Construction - 0.4%
Bellway PLC	619,509	$7,571,853

Consumer Products - 2.4%
Reckitt Benckiser Group PLC	553,098	$31,397,800
Uni-Charm Corp.	385,700	15,606,441

		$47,004,241
Electrical Equipment - 3.6%
Legrand S.A. (l)	765,129	$32,438,051
Schneider Electric S.A.	237,129	39,107,504

		$71,545,555
Electronics - 4.8%
ASML Holding N.V.	492,100	$19,196,821
Infineon Technologies AG	1,487,304	17,261,073
Samsung Electronics Co. Ltd.	24,004	20,120,717
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2,752,825	37,603,590

		$94,182,201
Energy - Independent - 1.3%
CNOOC Ltd.	5,817,000	$14,714,840
INPEX Corp.	1,449	10,491,570

		$25,206,410
Energy - Integrated - 3.1%
OAO Gazprom, ADR	1,418,030	$20,981,614
Petroleo Brasileiro S.A., ADR	307,830	10,660,153
Suncor Energy, Inc.	699,065	29,186,334

		$60,828,101

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Engineering - Construction - 1.1%
JGC Corp.	786,400	$21,039,979

Food & Beverages - 3.9%
Groupe Danone (l)	556,962	$40,837,633
Nestle S.A.	570,894	36,647,258

		$77,484,891
Food & Drug Stores - 2.5%
Dairy Farm International Holdings Ltd.	1,611,300	$14,437,248
Lawson, Inc.	241,700	11,997,426
Tesco PLC	3,417,306	23,608,038

		$50,042,712
General Merchandise - 0.6%
Lojas Renner S.A.	300,700	$11,406,684

Internet - 0.6%
Yahoo Japan Corp.	37,944	$12,581,296

Machinery & Tools - 2.0%
KONE Oyj “B”	331,636	$20,956,243
Schindler Holding AG	152,742	19,287,461

		$40,243,704
Major Banks - 6.1%
Credit Suisse Group AG	506,244	$21,788,169
Erste Group Bank AG (l)	415,244	20,734,952
HSBC Holdings PLC	2,577,956	26,959,791
Julius Baer Group Ltd.	501,676	22,086,422
Standard Chartered PLC	1,113,624	29,868,659

		$121,437,993
Medical & Health Technology & Services - 2.2%
Diagnosticos da America S.A.	939,800	$13,342,748
Fleury S.A.	650,200	10,714,752
Fresenius Medical Care AG & Co. KGaA	267,860	19,443,634

		$43,501,134
Medical Equipment - 3.7%
Essilor International S.A.	232,256	$18,873,803
Sonova Holding AG	204,500	21,594,814
Synthes, Inc.	109,405	19,048,707
Terumo Corp.	225,600	12,730,766

		$72,248,090

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Metals & Mining - 4.8%
BHP Billiton Ltd.	1,061,813	$50,637,485
Iluka Resources Ltd.	1,390,947	23,345,594
Teck Resources Ltd., “B”	397,491	20,849,969

		$94,833,048
Oil Services - 1.3%
Saipem S.p.A.	491,955	$25,989,300

Other Banks & Diversified Financials - 5.0%
Akbank T.A.S.	3,341,200	$15,516,757
Banco Santander Brasil S.A., ADR	2,622,880	29,795,917
Bank Rakyat Indonesia	21,206,000	15,821,124
China Construction Bank	10,530,650	9,969,807
HDFC Bank Ltd.	297,704	15,858,711
Sberbank of Russia	3,149,410	11,140,377

		$98,102,693
Pharmaceuticals - 5.0%
Bayer AG	300,083	$24,593,817
Novo Nordisk A/S, “B”	127,032	15,947,718
Roche Holding AG	119,325	21,003,173
Santen, Inc.	369,800	14,769,432
Teva Pharmaceutical Industries Ltd., ADR	422,380	21,499,142

		$97,813,282
Precious Metals & Minerals - 0.7%
Newcrest Mining Ltd.	347,276	$14,770,405

Railroad & Shipping - 2.2%
Canadian National Railway Co.	315,700	$24,712,996
Kuehne & Nagel, Inc. AG	125,110	19,713,616

		$44,426,612
Real Estate - 0.5%
Brasil Brokers Participacoes	1,759,400	$9,367,111

Specialty Chemicals - 6.8%
Akzo Nobel N.V.	429,494	$31,062,184
L’Air Liquide S.A.	143,831	20,011,176
Linde AG	195,643	33,096,172
Nitto Denko Corp.	3,500	183,399
Shin-Etsu Chemical Co. Ltd.	551,100	28,691,253

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Specialty Chemicals - continued
Symrise AG	672,651	$21,005,854

		$134,050,038
Specialty Stores - 2.0%
Hennes & Mauritz AB, “B”	341,040	$12,684,912
Industria de Diseno Textil S.A.	291,982	26,543,474

		$39,228,386
Telecommunications - Wireless - 0.9%
MTN Group Ltd.	797,129	$17,017,379

Telephone Services - 1.8%
China Unicom Ltd.	16,078,000	$35,513,747
Total Common Stocks (Identified Cost, $1,457,098,277)		$1,925,013,373

Money Market Funds (v) - 2.1%
MFS Institutional Money Market Portfolio, 0.13%, at Cost and Net Asset Value	40,492,319	$40,492,319

Collateral for Securities Loaned - 3.1%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	61,569,216	$61,569,216
Total Investments (Identified Cost, $1,559,159,812)		$2,027,074,908

Other Assets, Less Liabilities - (2.7)%		(53,384,590)
Net Assets - 100.0%		$1,973,690,318

(a)	Non-income producing security.
(l)	A portion of this security is on loan.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
PLC	Public Limited Company

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/11

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $1,518,667,493)	$1,986,582,589
Underlying affiliated funds, at cost and value	40,492,319
Total investments, at value, including $59,625,989 of securities on loan (identified cost, $1,559,159,812)	$2,027,074,908
Foreign currency, at value (identified cost, $1,114,478)	1,328,248
Receivables for
Fund shares sold	3,271,678
Interest and dividends	6,731,335
Other assets	9,150
Total assets	$2,038,415,319
Liabilities
Payable to custodian	$82,328
Payable for fund shares reacquired	1,951,392
Collateral for securities loaned, at value	61,569,216
Payable to affiliates
Investment adviser	228,020
Shareholder servicing costs	539,355
Distribution and service fees	19,825
Payable for independent Trustees’ compensation	4,537
Accrued expenses and other liabilities	330,328
Total liabilities	$64,725,001
Net assets	$1,973,690,318
Net assets consist of
Paid-in capital	$1,599,988,588
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	468,181,822
Accumulated net realized gain (loss) on investments and foreign currency transactions	(113,228,183)
Undistributed net investment income	18,748,091
Net assets	$1,973,690,318
Shares of beneficial interest outstanding	72,534,921

16

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$282,409,990	11,031,567	$25.60
Class B	17,387,134	717,803	24.22
Class C	40,549,441	1,705,723	23.77
Class I	1,357,929,032	48,292,331	28.12
Class W	143,976,289	5,631,025	25.57
Class R1	197,453	8,320	23.73
Class R2	6,297,089	263,944	23.86
Class R3	9,455,116	371,142	25.48
Class R4	115,488,774	4,513,066	25.59

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $27.16 [100 / 94.25 x $25.60]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, W, R1, R2, R3, and R4.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/11

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$42,844,076
Interest	832,581
Dividends from underlying affiliated funds	52,601
Foreign taxes withheld	(3,897,909)
Total investment income	$39,831,349
Expenses
Management fee	$14,216,443
Distribution and service fees	1,345,710
Shareholder servicing costs	2,265,362
Administrative services fee	234,482
Independent Trustees’ compensation	37,389
Custodian fee	618,940
Shareholder communications	53,333
Auditing fees	67,404
Legal fees	29,003
Miscellaneous	302,209
Total expenses	$19,170,275
Fees paid indirectly	(230)
Reduction of expenses by investment adviser	(7,359)
Net expenses	$19,162,686
Net investment income	$20,668,663
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$120,056,907
Foreign currency transactions	(1,571,862)
Net realized gain (loss) on investments and foreign currency transactions	$118,485,045
Change in unrealized appreciation (depreciation)
Investments	$339,003,366
Translation of assets and liabilities in foreign currencies	369,121
Net unrealized gain (loss) on investments and foreign currency translation	$339,372,487
Net realized and unrealized gain (loss) on investments and foreign currency	$457,857,532
Change in net assets from operations	$478,526,195

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 5/31
	2011	2010
Change in net assets
From operations
Net investment income	$20,668,663	$14,948,096
Net realized gain (loss) on investments and foreign currency transactions	118,485,045	36,812,116
Net unrealized gain (loss) on investments and foreign currency translation	339,372,487	66,726,643
Change in net assets from operations	$478,526,195	$118,486,855
Distributions declared to shareholders
From net investment income	$(14,925,017)	$(12,356,101)
Change in net assets from fund share transactions	$217,225,602	$172,549,566
Total change in net assets	$680,826,780	$278,680,320
Net assets
At beginning of period	1,292,863,538	1,014,183,218
At end of period (including undistributed net investment income of $18,748,091 and $14,576,307, respectively)	$1,973,690,318	$1,292,863,538

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 5/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$19.23	$17.30	$26.73	$27.97	$23.85
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.20	$0.19	$0.29	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	6.35	1.91	(8.97)	0.94	6.07
Total from investment operations	$6.56	$2.11	$(8.78)	$1.23	$6.27
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.18)	$(0.21)	$(0.22)	$(0.23)
From net realized gain on investments	—	—	(0.44)	(2.25)	(1.92)
Total distributions declared to shareholders	$(0.19)	$(0.18)	$(0.65)	$(2.47)	$(2.15)
Net asset value, end of period	$25.60	$19.23	$17.30	$26.73	$27.97
Total return (%) (r)(s)(t)	34.20	12.12	(32.59)	4.25	27.35
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.33	1.40	1.54	1.46	1.50
Expenses after expense reductions (f)	1.33	1.40	1.54	1.46	1.50
Net investment income	0.92	1.00	1.08	1.07	0.80
Portfolio turnover	58	45	81	55	67
Net assets at end of period (000 omitted)	$282,410	$274,384	$214,115	$361,362	$295,921

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Years ended 5/31
	2011	2010		2009	2008	2007
Net asset value, beginning of period	$18.20	$16.36		$25.35	$26.61	$22.77
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.04		$0.04	$0.08	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	5.99	1.80		(8.48)	0.92	5.80
Total from investment operations	$6.04	$1.84		$(8.44)	$1.00	$5.81
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.00	)(w)	$(0.11)	$(0.01)	$(0.05)
From net realized gain on investments	—	—		(0.44)	(2.25)	(1.92)
Total distributions declared to shareholders	$(0.02)	$(0.00	)(w)	$(0.55)	$(2.26)	$(1.97)
Net asset value, end of period	$24.22	$18.20		$16.36	$25.35	$26.61
Total return (%) (r)(s)(t)	33.17	11.26		(33.03)	3.58	26.52
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.08	2.15		2.20	2.11	2.15
Expenses after expense reductions (f)	2.08	2.15		2.20	2.11	2.15
Net investment income	0.25	0.21		0.21	0.30	0.06
Portfolio turnover	58	45		81	55	67
Net assets at end of period (000 omitted)	$17,387	$15,153		$16,363	$37,507	$50,259

See Notes to Financial Statements

21

Financial Highlights – continued

Class C	Years ended 5/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$17.90	$16.14	$25.05	$26.37	$22.60
Income (loss) from investment operations
Net investment income (d)	$0.07	$0.06	$0.05	$0.09	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	5.87	1.77	(8.39)	0.90	5.74
Total from investment operations	$5.94	$1.83	$(8.34)	$0.99	$5.77
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.07)	$(0.13)	$(0.06)	$(0.08)
From net realized gain on investments	—	—	(0.44)	(2.25)	(1.92)
Total distributions declared to shareholders	$(0.07)	$(0.07)	$(0.57)	$(2.31)	$(2.00)
Net asset value, end of period	$23.77	$17.90	$16.14	$25.05	$26.37
Total return (%) (r)(s)(t)	33.22	11.28	(33.05)	3.57	26.54
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.08	2.15	2.21	2.11	2.15
Expenses after expense reductions (f)	2.08	2.15	2.21	2.11	2.15
Net investment income	0.31	0.31	0.31	0.36	0.12
Portfolio turnover	58	45	81	55	67
Net assets at end of period (000 omitted)	$40,549	$29,539	$22,107	$41,990	$40,611

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Years ended 5/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$21.10	$18.96	$29.17	$30.30	$25.67
Income (loss) from investment operations
Net investment income (d)	$0.33	$0.28	$0.32	$0.41	$0.34
Net realized and unrealized gain (loss) on investments and foreign currency	6.93	2.09	(9.84)	1.02	6.52
Total from investment operations	$7.26	$2.37	$(9.52)	$1.43	$6.86
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.23)	$(0.25)	$(0.31)	$(0.31)
From net realized gain on investments	—	—	(0.44)	(2.25)	(1.92)
Total distributions declared to shareholders	$(0.24)	$(0.23)	$(0.69)	$(2.56)	$(2.23)
Net asset value, end of period	$28.12	$21.10	$18.96	$29.17	$30.30
Total return (%) (r)(s)	34.52	12.42	(32.37)	4.61	27.76
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.15	1.21	1.11	1.14
Expenses after expense reductions (f)	1.08	1.15	1.21	1.11	1.14
Net investment income	1.32	1.28	1.64	1.38	1.25
Portfolio turnover	58	45	81	55	67
Net assets at end of period (000 omitted)	$1,357,929	$899,052	$739,374	$859,767	$710,686

See Notes to Financial Statements

23

Financial Highlights – continued

Class W	Years ended 5/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$19.21	$17.30	$26.72	$27.98	$23.86
Income (loss) from investment operations
Net investment income (d)	$0.52	$0.25	$0.33	$0.36	$0.52
Net realized and unrealized gain (loss) on investments and foreign currency	6.07	1.88	(9.06)	0.93	5.81
Total from investment operations	$6.59	$2.13	$(8.73)	$1.29	$6.33
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.22)	$(0.25)	$(0.30)	$(0.29)
From net realized gain on investments	—	—	(0.44)	(2.25)	(1.92)
Total distributions declared to shareholders	$(0.23)	$(0.22)	$(0.69)	$(2.55)	$(2.21)
Net asset value, end of period	$25.57	$19.21	$17.30	$26.72	$27.98
Total return (%) (r)(s)	34.39	12.25	(32.39)	4.47	27.66
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.17	1.25	1.35	1.22	1.23
Expenses after expense reductions (f)	1.17	1.25	1.35	1.22	1.23
Net investment income	2.23	1.25	2.04	1.39	2.15
Portfolio turnover	58	45	81	55	67
Net assets at end of period (000 omitted)	$143,976	$25,338	$13,782	$4,409	$999

See Notes to Financial Statements

24

Financial Highlights – continued

Class R1	Years ended 5/31
	2011	2010	2009 (i)
Net asset value, beginning of period	$17.91	$16.21	$18.71
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.05	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	5.85	1.79	(1.91	)(g)
Total from investment operations	$5.93	$1.84	$(1.81)
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.14)	$(0.25)
From net realized gain on investments	—	—	(0.44)
Total distributions declared to shareholders	$(0.11)	$(0.14)	$(0.69)
Net asset value, end of period	$23.73	$17.91	$16.21
Total return (%) (r)(s)	33.18	11.28	(9.27	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.07	2.15	2.29	(a)
Expenses after expense reductions (f)	2.07	2.15	2.29	(a)
Net investment income	0.37	0.29	1.03	(a)
Portfolio turnover	58	45	81
Net assets at end of period (000 omitted)	$197	$108	$91

Class R2	Years ended 5/31
	2011	2010	2009 (i)
Net asset value, beginning of period	$17.98	$16.27	$18.71
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.19	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	5.79	1.75	(1.89	)(g)
Total from investment operations	$6.08	$1.94	$(1.75)
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.23)	$(0.25)
From net realized gain on investments	—	—	(0.44)
Total distributions declared to shareholders	$(0.20)	$(0.23)	$(0.69)
Net asset value, end of period	$23.86	$17.98	$16.27
Total return (%) (r)(s)	33.89	11.80	(8.94	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.57	1.65	1.79	(a)
Expenses after expense reductions (f)	1.57	1.65	1.79	(a)
Net investment income	1.31	1.02	1.53	(a)
Portfolio turnover	58	45	81
Net assets at end of period (000 omitted)	$6,297	$1,491	$92

See Notes to Financial Statements

25

Financial Highlights – continued

Class R3	Years ended 5/31
	2011	2010	2009 (i)
Net asset value, beginning of period	$19.15	$17.26	$19.77
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.24	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	6.30	1.87	(2.06	)(g)
Total from investment operations	$6.54	$2.11	$(1.82)
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.22)	$(0.25)
From net realized gain on investments	—	—	(0.44)
Total distributions declared to shareholders	$(0.21)	$(0.22)	$(0.69)
Net asset value, end of period	$25.48	$19.15	$17.26
Total return (%) (r)(s)	34.23	12.12	(8.82	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.33	1.40	1.53	(a)
Expenses after expense reductions (f)	1.33	1.40	1.53	(a)
Net investment income	1.07	1.20	2.46	(a)
Portfolio turnover	58	45	81
Net assets at end of period (000 omitted)	$9,455	$7,016	$3,240

Class R4	Years ended 5/31
	2011	2010	2009 (i)
Net asset value, beginning of period	$19.22	$17.29	$19.77
Income (loss) from investment operations
Net investment income (d)	$0.32	$0.42	$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	6.29	1.74	(2.05	)(g)
Total from investment operations	$6.61	$2.16	$(1.79)
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.23)	$(0.25)
From net realized gain on investments	—	—	(0.44)
Total distributions declared to shareholders	$(0.24)	$(0.23)	$(0.69)
Net asset value, end of period	$25.59	$19.22	$17.29
Total return (%) (r)(s)	34.51	12.40	(8.66	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.15	1.29	(a)
Expenses after expense reductions (f)	1.08	1.15	1.29	(a)
Net investment income	1.37	2.07	2.64	(a)
Portfolio turnover	58	45	81
Net assets at end of period (000 omitted)	$115,489	$40,781	$5,018

See Notes to Financial Statements

26

Financial Highlights – continued

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, October 1, 2008 (Classes R1, R2, R3, and R4) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

27

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS International Growth Fund (the fund) is a series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and

28

Notes to Financial Statements – continued

market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases,

29

Notes to Financial Statements – continued

the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
France	$79,945,138	$207,223,419	$—	$287,168,557
United Kingdom	7,571,853	256,001,244	—	263,573,097
Switzerland	71,059,727	140,780,625	—	211,840,352
Germany	78,695,842	75,811,076	—	154,506,918
Japan	—	147,995,591	—	147,995,591
Brazil	110,897,683	—	—	110,897,683
Canada	88,971,439	—	—	88,971,439
Australia	—	88,753,485	—	88,753,485
Netherlands	39,122,375	31,062,184	—	70,184,559
Other Countries	221,801,235	279,320,457	—	501,121,692
Mutual Funds	102,061,535	—	—	102,061,535
Total Investments	$800,126,827	$1,226,948,081	$—	$2,027,074,908

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $802,637,791 would have been considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains

30

Notes to Financial Statements – continued

and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are

31

Notes to Financial Statements – continued

recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended May 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and foreign taxes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	5/31/11	5/31/10
Ordinary income (including any short-term capital gains)	$14,925,017	$12,356,101

32

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/11
Cost of investments	$1,600,336,215
Gross appreciation	440,663,973
Gross depreciation	(13,925,280)
Net unrealized appreciation (depreciation)	$426,738,693
Undistributed ordinary income	19,144,711
Undistributed long-term capital gain	(72,051,780)
Other temporary differences	(129,894)

As of May 31, 2011, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

5/31/17	$ (913,589)
5/31/18	(71,138,191)
Total	$(72,051,780)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 5/31/11	Year ended 5/31/10
Class A	$2,532,301	$2,551,537
Class B	12,135	1,739
Class C	113,949	98,964
Class I	10,808,477	9,157,084
Class W	324,305	256,531
Class R1	939	775
Class R2	25,768	12,902
Class R3	68,198	49,560
Class R4	1,038,945	227,009
Total	$14,925,017	$12,356,101

33

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Average daily net assets in excess of $2 billion	0.70%

The management fee incurred for the year ended May 31, 2011 was equivalent to an annual effective rate of 0.86% of the fund’s average daily net assets.

The investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses did not exceed the following rates annually of the fund’s average daily net assets.

Class A	Class B	Class C	Class I	Class W	Class R1	Class R2	Class R3	Class R4
1.80%	2.55%	2.55%	1.55%	1.65%	2.55%	2.05%	1.80%	1.55%

This written agreement terminated on September 30, 2010. For the period June 1, 2010 through September 30, 2010, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $54,064 for the year ended May 31, 2011, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

34

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$742,119
Class B	0.75%	0.25%	1.00%	1.00%	164,840
Class C	0.75%	0.25%	1.00%	1.00%	347,665
Class W	0.10%	—	0.10%	0.10%	53,415
Class R1	0.75%	0.25%	1.00%	1.00%	1,545
Class R2	0.25%	0.25%	0.50%	0.50%	15,878
Class R3	—	0.25%	0.25%	0.25%	20,248
Total Distribution and Service Fees					$1,345,710

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2011 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2011, were as follows:

Amount
Class A	$2,020
Class B	22,763
Class C	2,743

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2011, the fee was $209,752, which equated to 0.0127% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended May 31, 2011, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $750,461.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer

35

Notes to Financial Statements – continued

agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended May 31, 2011, these costs for the fund amounted to $1,305,149 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2011 was equivalent to an annual effective rate of 0.0142% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB Plan resulted in a pension expense of $383 and is included in independent Trustees’ compensation for the year ended May 31, 2011. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $4,531 at May 31, 2011, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended May 31, 2011, the aggregate fees paid by the

36

Notes to Financial Statements – continued

fund to Tarantino LLC and Griffin Compliance LLC were $14,657 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $7,359, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $1,127,811,419 and $927,419,677, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/11		Year ended 5/31/10
	Shares	Amount	Shares	Amount
Shares sold
Class A	3,880,058	$87,951,304	7,254,672	$143,959,096
Class B	143,642	3,151,062	199,664	3,793,921
Class C	455,149	9,900,776	616,411	11,584,944
Class I	8,521,617	210,135,320	6,318,945	139,710,207
Class W	4,875,480	115,284,624	754,844	15,189,113
Class R1	2,255	47,397	414	8,385
Class R2	231,678	5,134,036	99,401	1,773,682
Class R3	257,590	5,962,052	269,240	5,458,572
Class R4	4,109,943	88,661,023	2,211,965	44,892,212
	22,477,412	$526,227,594	17,725,556	$366,370,132

37

Notes to Financial Statements – continued

	Year ended 5/31/11		Year ended 5/31/10
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	92,833	$2,189,017	103,082	$2,130,676
Class B	498	11,139	81	1,584
Class C	3,452	75,843	3,352	64,745
Class I	382,935	9,906,542	371,770	8,420,593
Class W	12,860	302,722	11,677	240,890
Class R1	43	939	40	775
Class R2	1,002	22,035	665	12,866
Class R3	2,907	68,198	2,241	46,135
Class R4	32,515	765,734	6,711	138,443
	529,045	$13,342,169	499,619	$11,056,707
Shares reacquired
Class A	(7,210,532)	$(166,602,105)	(5,461,975)	$(109,236,870)
Class B	(259,062)	(5,557,154)	(367,255)	(6,927,342)
Class C	(402,905)	(8,539,937)	(339,234)	(6,315,046)
Class I	(3,230,759)	(81,398,628)	(3,060,467)	(67,139,829)
Class W	(576,603)	(13,637,151)	(244,082)	(5,000,477)
Class R1	(29)	(657)	—	—
Class R2	(51,666)	(1,128,595)	(22,794)	(427,956)
Class R3	(255,801)	(5,914,535)	(92,754)	(1,853,334)
Class R4	(1,751,598)	(39,565,399)	(386,700)	(7,976,419)
	(13,738,955)	$(322,344,161)	(9,975,261)	$(204,877,273)
Net change
Class A	(3,237,641)	$(76,461,784)	1,895,779	$36,852,902
Class B	(114,922)	(2,394,953)	(167,510)	(3,131,837)
Class C	55,696	1,436,682	280,529	5,334,643
Class I	5,673,793	138,643,234	3,630,248	80,990,971
Class W	4,311,737	101,950,195	522,439	10,429,526
Class R1	2,269	47,679	454	9,160
Class R2	181,014	4,027,476	77,272	1,358,592
Class R3	4,696	115,715	178,727	3,651,373
Class R4	2,390,860	49,861,358	1,831,976	37,054,236
	9,267,502	$217,225,602	8,249,914	$172,549,566

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, MFS Growth Allocation Fund, MFS Aggressive Growth Allocation Fund, MFS Moderate Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 36%, 7%, 5%, 4%, and 1%, respectively, of the value of outstanding voting

38

Notes to Financial Statements – continued

shares of the fund. In addition, the MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund, MFS Lifetime 2040 Fund, MFS Lifetime 2050 Fund, and MFS Lifetime Retirement Income Fund, were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended May 31, 2011, the fund’s commitment fee and interest expense were $15,858 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money
Market Portfolio	19,130,612	410,633,035	(389,271,328)	40,492,319

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money
Market Portfolio	$—	$—	$52,601	$40,492,319

39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and Shareholders of

MFS International Growth Fund:

We have audited the accompanying statement of assets and liabilities of MFS International Growth Fund (the Fund) (one of the portfolios comprising MFS Series Trust X), including the portfolio of investments, as of May 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS International Growth Fund at May 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 15, 2011

40

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of July 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010)	Medtronic, Inc, (medical devices), Director (since 2004); The Neilsen Company (market research), Director (since 2010); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)

41

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters
Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor

42

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry
OFFICERS
Maria F. DiOrioDwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)

43

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

44

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

45

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2011, the Trustees served as board members of 105 funds within the MFS Family of Funds.

46

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Manager
David Antonelli

47

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2010 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2011 income tax forms in January 2012. The following information is provided pursuant to provisions of the Internal Revenue Code.

48

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

Income derived from foreign sources was $37,125,257. The fund intends to pass through foreign tax credits of $3,019,563 for the fiscal year.

49

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

50

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

51

Save paper with eDelivery.

MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

MFS® International Value Fund

ANNUAL REPORT

May 31, 2011

FGI-ANN

MFS® INTERNATIONAL VALUE FUND

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (1-202-371-8300) or by accessing SIPC’s web site address (www.sipc.org).

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CEO

Dear Shareholders:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members and amid a weakening trend in the global macroeconomic data. Last September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. For the remainder of 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide to be uneven and volatile and acknowledge the elevated uncertainty created by events in Japan, Europe, and the Middle East.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

July 15, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
KDDI Corp.	3.1%
GlaxoSmithKline PLC	3.0%
Nestle S.A.	2.9%
Heineken N.V.	2.9%
Royal Dutch Shell PLC, “A”	2.8%
Vodafone Group PLC	2.7%
BP PLC	2.6%
Roche Holding AG	2.6%
British American Tobacco PLC	2.4%
Sanofi-Aventis	2.4%

Equity sectors
Consumer Staples	18.5%
Financial Services	16.3%
Health Care	15.0%
Utilities & Communications	9.0%
Technology	8.0%
Energy	6.5%
Industrial Goods & Services	5.1%
Special Products & Services	4.5%
Basic Materials	3.2%
Retailing	2.8%
Transportation	2.4%
Leisure	2.2%
Autos & Housing	1.5%

Issuer country weightings
United Kingdom	26.0%
Japan	23.5%
Switzerland	12.2%
Germany	8.2%
France	7.3%
Netherlands	5.9%
United States	5.1%
Taiwan	2.5%
Sweden	1.6%
Other Countries	7.7%

Percentages are based on net assets as of 5/31/11.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2011, Class A shares of the MFS International Value Fund (the “fund”) provided a total return of 29.51%, at net asset value. This compares with a return of 28.70% for the fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Value Index. The fund’s other benchmark, the MSCI EAFE Index, generated a return of 31.26% over the same period.

Market Environment

After about a year of almost uninterrupted macroeconomic and financial market improvement following the global credit crisis, the second and third quarters of 2010 witnessed heightened risk aversion. This “risk-off” environment derived from a much greater concern surrounding the public-debt profiles of several of the peripheral European countries, as well as a weakening trend in global macroeconomic data. These two dynamics caused most asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the middle of the period, the U.S. Federal Reserve (the Fed) indicated that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for, and subsequent implementation of, more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, global sovereign bond yields initially rose amidst the more “risk-seeking” environment. However, towards the end of the period a weakening macroeconomic backdrop and renewed concerns over Greek debt sustainability pushed equities and bond yields lower.

Contributors to Performance

Strong stock selection in the utilities & communications sector contributed to the fund’s performance relative to the MSCI EAFE Value Index, led by the fund’s overweight position in Japanese telecommunications company KDDI Corp., and not holding shares of poor-performing electric power company Tokyo Electric Power (Japan). Shares of KDDI appreciated due to better-than-expected earnings results, an increase in sales of smartphones and strong sales trends in the handset market. In response to increased demand, the company’s management strengthened sales support for the smartphones and launched a monthly discount plan which allows profits to be recognized earlier.

A combination of security selection and an overweighted position in the consumer staples sector was another positive area of relative strength. The

3

Management Review – continued

fund’s ownership in shares of tobacco distributor British American Tobacco (United Kingdom) (b), global food company Nestle S.A. (Switzerland) (b), and brewer Heineken International N.V. (Netherlands) (b) further supported positive performance.

Individual standout contributors in other sectors included electronic equipment and instruments provider Spectris PLC (United Kingdom) (b) and German real estate company Deutsche Wohnen AG (b). The timing of the fund’s ownership in shares of integrated oil company BP PLC (United Kingdom), which underperformed the benchmark over the reporting period, also helped. Additionally, not owning shares of poor-performing Japanese diversified financial services firm Mitsubishi UFJ Financial Group and car maker Toyota Motor Corp. (Japan) further supported relative returns.

Detractors from Performance

Security selection in the special products & services sector was a principal detractor from the fund’s relative performance. The fund’s ownership in shares of investment bank and brokerage house Nomura Research (Japan) were among the top relative detractors for the reporting period.

Japanese copy machine manufacturer Konica Minolta Holdings (b), information technology products and electronics maker Acer (Taiwan) (b), investment bank and brokerage firm Daiwa Securities (Japan), retailer Esprit Holdings (Hong Kong), financial services firm HSBC (United Kingdom), and television network operator Fuji Television (Japan) were also top relative detractors. Elsewhere, not holding chemical giant BASF (Germany) or German carmaker Volkswagen also held back relative performance as both stocks turned in strong relative performance for the reporting period.

The fund’s cash position was another detractor from relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Benjamin Stone	Barnaby Wiener
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 5/31/11

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

5

Performance Summary – continued

Total Returns through 5/31/11

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	10/24/95	29.51%	3.98%	8.43%	N/A
B	10/24/95	28.60%	3.26%	7.75%	N/A
C	7/01/96	28.60%	3.26%	7.75%	N/A
I	1/02/97	29.89%	4.30%	8.84%	N/A
W	5/01/06	29.74%	4.21%	N/A	3.43%
R1	10/01/08	28.55%	N/A	N/A	8.99%
R2	10/01/08	29.22%	N/A	N/A	9.52%
R3	10/01/08	29.52%	N/A	N/A	9.82%
R4	10/01/08	29.87%	N/A	N/A	10.07%
Comparative benchmarks
MSCI EAFE Value Index (f)		28.70%	1.12%	6.24%	N/A
MSCI EAFE Index (f)		31.26%	2.22%	5.81%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		22.06%	2.76%	7.79%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		24.60%	2.94%	7.75%	N/A
C With CDSC (1% for 12 months) (x)		27.60%	3.26%	7.75%	N/A

Class I, W, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definitions

MSCI EAFE (Europe, Australasia, Far East) Index – a market capitalization – weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

MSCI EAFE (Europe, Australasia, Far East) Value Index – a market capitalization-weighted index that is designed to measure equity market performance for value securities in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

6

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

December 1, 2010 through May 31, 2011

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2010 through May 31, 2011.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/10	Ending Account Value 5/31/11	Expenses Paid During Period (p) 12/01/10-5/31/11
A	Actual	1.28%	$1,000.00	$1,160.33	$6.89
	Hypothetical (h)	1.28%	$1,000.00	$1,018.55	$6.44
B	Actual	2.03%	$1,000.00	$1,156.40	$10.91
	Hypothetical (h)	2.03%	$1,000.00	$1,014.81	$10.20
C	Actual	2.03%	$1,000.00	$1,155.93	$10.91
	Hypothetical (h)	2.03%	$1,000.00	$1,014.81	$10.20
I	Actual	1.03%	$1,000.00	$1,161.99	$5.55
	Hypothetical (h)	1.03%	$1,000.00	$1,019.80	$5.19
W	Actual	1.13%	$1,000.00	$1,161.05	$6.09
	Hypothetical (h)	1.13%	$1,000.00	$1,019.30	$5.69
R1	Actual	2.03%	$1,000.00	$1,155.81	$10.91
	Hypothetical (h)	2.03%	$1,000.00	$1,014.81	$10.20
R2	Actual	1.53%	$1,000.00	$1,159.05	$8.24
	Hypothetical (h)	1.53%	$1,000.00	$1,017.30	$7.70
R3	Actual	1.28%	$1,000.00	$1,160.62	$6.90
	Hypothetical (h)	1.28%	$1,000.00	$1,018.55	$6.44
R4	Actual	1.03%	$1,000.00	$1,161.66	$5.55
	Hypothetical (h)	1.03%	$1,000.00	$1,019.80	$5.19

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

9

PORTFOLIO OF INVESTMENTS

5/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 95.0%
Issuer	Shares/Par	Value ($)

Aerospace - 1.2%
Cobham PLC	10,799,737	$40,323,911

Alcoholic Beverages - 2.9%
Heineken N.V.	1,656,001	$99,663,340

Automotive - 0.6%
USS Co. Ltd.	270,130	$20,605,456

Broadcasting - 1.5%
Fuji Television Network, Inc.	18,834	$25,248,106
Nippon Television Network Corp.	191,380	27,345,773

		$52,593,879
Brokerage & Asset Managers - 1.0%
Daiwa Securities Group, Inc.	8,384,000	$34,454,632

Business Services - 4.5%
Amadeus IT Holding S.A. (a)	1,937,813	$39,921,119
Bunzl PLC	2,823,623	35,714,451
Compass Group PLC	4,584,936	44,735,058
Nomura Research, Inc.	1,593,100	33,338,994

		$153,709,622
Chemicals - 1.1%
Givaudan S.A.	33,464	$36,861,799

Computer Software - 0.7%
OBIC Co. Ltd.	132,660	$23,855,108

Computer Software - Systems - 2.5%
Acer, Inc.	15,222,480	$29,939,732
Asustek Computer, Inc. (a)	1,232,000	12,930,738
Konica Minolta Holdings, Inc.	2,988,400	25,166,975
Venture Corp. Ltd.	2,473,500	17,829,014

		$85,866,459
Construction - 0.9%
Geberit AG	130,337	$31,476,272

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Consumer Products - 5.6%
Henkel KGaA, IPS	761,825	$53,896,170
Kao Corp.	3,077,700	79,102,168
KOSE Corp.	678,600	16,615,473
Reckitt Benckiser Group PLC	747,765	42,448,492

		$192,062,303
Containers - 0.4%
Brambles Ltd.	1,764,968	$13,893,644

Electrical Equipment - 1.6%
Legrand S.A.	832,485	$35,293,645
Spectris PLC	716,276	18,557,808

		$53,851,453
Electronics - 3.1%
Halma PLC	3,547,904	$23,033,470
Samsung Electronics Co. Ltd.	45,690	38,298,432
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3,217,792	43,955,039

		$105,286,941
Energy - Independent - 1.2%
INPEX Corp.	5,848	$42,342,788

Energy - Integrated - 5.3%
BP PLC	11,542,194	$89,044,578
Royal Dutch Shell PLC, “A”	2,614,590	94,428,830

		$183,473,408
Food & Beverages - 5.6%
Barry Callebaut AG	11,504	$11,334,384
Groupe Danone	1,069,158	78,392,929
Nestle S.A.	1,571,435	100,874,741

		$190,602,054
Food & Drug Stores - 2.2%
Lawson, Inc.	711,400	$35,312,242
Tesco PLC	5,704,933	39,411,827

		$74,724,069
General Merchandise - 0.2%
Daiei, Inc. (a)	1,582,750	$5,646,639

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Insurance - 7.4%
Amlin PLC	1,814,036	$12,682,374
Catlin Group Ltd.	2,429,054	16,726,174
Euler Hermes	135,684	12,254,497
Hiscox Ltd.	3,726,375	25,908,912
ING Groep N.V. (a)	3,479,330	42,163,609
Jardine Lloyd Thompson Group PLC	1,758,726	20,250,387
Muenchener Ruckvers AG	231,310	35,573,943
SNS REAAL Groep N.V. (a)	1,538,780	8,125,704
Swiss Re Ltd. (a)	683,845	40,690,742
Zurich Financial Services Ltd.	144,476	38,689,389

		$253,065,731
Leisure & Toys - 0.4%
Sankyo Co. Ltd.	273,000	$14,519,746

Machinery & Tools - 2.3%
Glory Ltd.	721,400	$15,306,964
Neopost S.A. (l)	455,982	40,932,521
Schindler Holding AG	167,421	21,141,049

		$77,380,534
Major Banks - 3.7%
HSBC Holdings PLC	6,668,379	$69,736,684
Julius Baer Group Ltd.	366,662	16,142,394
Sumitomo Mitsui Financial Group, Inc.	1,007,900	29,203,235
UniCredito Italiano S.p.A.	5,383,945	12,282,359

		$127,364,672
Medical & Health Technology & Services - 2.2%
Kobayashi Pharmaceutical Co. Ltd.	547,500	$25,986,920
Miraca Holdings, Inc.	856,800	33,619,671
Rhoen-Klinikum AG	588,226	14,825,120

		$74,431,711
Medical Equipment - 1.8%
Smith & Nephew PLC	2,512,750	$28,066,295
Synthes, Inc. (n)	186,431	32,459,847

		$60,526,142
Network & Telecom - 1.7%
Ericsson, Inc., “B”	2,863,720	$42,459,810
Nokia Oyj (l)	2,467,595	17,234,923

		$59,694,733

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Other Banks & Diversified Financials - 2.6%
Anglo Irish Bank Corp. PLC (a)	851,990	$0
Chiba Bank Ltd.	1,640,000	9,886,588
DnB NOR A.S.A. (l)	2,042,659	30,833,541
Hachijuni Bank Ltd.	1,691,000	9,438,755
Joyo Bank Ltd.	2,470,000	10,001,803
Jyske Bank A.S. (a)	135,518	6,342,805
Sapporo Hokuyo Holdings, Inc.	1,967,100	7,995,091
Sydbank A.S.	245,686	6,222,621
Unione di Banche Italiane ScpA (l)	1,167,367	9,203,829

		$89,925,033
Pharmaceuticals - 11.0%
Bayer AG	773,785	$63,416,877
GlaxoSmithKline PLC	4,795,712	104,134,045
Hisamitsu Pharmaceutical Co., Inc.	308,900	13,148,238
Roche Holding AG	503,961	88,705,467
Sanofi-Aventis	1,046,040	82,991,888
Santen, Inc.	667,100	26,643,288

		$379,039,803
Printing & Publishing - 0.3%
United Business Media Ltd.	1,099,910	$10,508,277

Real Estate - 1.6%
Deutsche Wohnen AG (a)	2,041,022	$32,074,592
GSW Immobilien AG (a)	713,414	23,012,891

		$55,087,483
Specialty Chemicals - 1.7%
Shin-Etsu Chemical Co. Ltd.	693,445	$36,101,989
Symrise AG	752,647	23,504,006

		$59,605,995
Specialty Stores - 0.4%
Esprit Holdings Ltd.	3,840,281	$14,442,994

Telecommunications - Wireless - 5.8%
KDDI Corp.	14,677	$105,203,952
Vodafone Group PLC	33,514,436	93,307,555

		$198,511,507

13

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Common Stocks - continued
Telephone Services - 3.2%
China Unicom Ltd.		8,130,000	$17,957,878
Royal KPN N.V.		3,614,564	53,083,523
TDC A/S (a)		2,702,926	24,616,961
Telecom Italia S.p.A.		12,503,462	15,294,667

			$110,953,029
Tobacco - 4.4%
British American Tobacco PLC		1,863,009	$83,732,721
Japan Tobacco, Inc.		13,937	53,905,922
Swedish Match AB		348,439	12,319,534

			$149,958,177
Trucking - 2.4%
Deutsche Post AG		1,877,003	$35,345,124
Yamato Holdings Co. Ltd.		3,177,900	48,355,481

			$83,700,605
Total Common Stocks (Identified Cost, $2,793,233,789)			$3,260,009,949

Money Market Funds (v) - 4.1%
MFS Institutional Money Market Portfolio, 0.13%, at Cost and Net Asset Value		142,515,907	$142,515,907

Collateral for Securities Loaned - 1.2%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value		41,779,617	$41,779,617

Issuer/Expiration Date/Strike Price	Par Amount of Contracts
Call Options Purchased - 0.1%
EUR Currency - August 2011 @ JPY 120	EUR	76,195,271	$1,668,905
EUR Currency - January 2012 @ JPY 121	EUR	17,872,957	771,111
EUR Currency - March 2012 @ JPY 127	EUR	29,464,415	802,080
Total Call Options Purchased (Premiums Paid, $3,801,265)			$3,242,096

Put Options Purchased - 0.0%
JPY Currency - August 2011 @ $0.01	JPY	9,337,612,269	$46,688
JPY Currency - January 2012 @ $0.01	JPY	2,158,309,703	172,665
JPY Currency - March 2012 @ $0.01	JPY	3,482,584,783	376,119
Total Put Options Purchased (Premiums Paid, $2,651,540)			$595,472
Total Investments (Identified Cost, $2,983,982,118)			$3,448,143,041

Other Assets, Less Liabilities - (0.4)%			(14,797,814)
Net Assets - 100.0%			$3,433,345,227

14

Portfolio of Investments – continued

(a)	Non-income producing security.
(l)	A portion of this security is on loan.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $32,459,847, representing 0.9% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
IPS	International Preference Stock
PLC	Public Limited Company

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro
JPY	Japanese Yen

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/11

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $2,841,466,211)	$3,305,627,134
Underlying affiliated funds, at cost and value	142,515,907
Total investments, at value, including $39,442,141 of securities on loan (identified cost, $2,983,982,118)	$3,448,143,041
Foreign currency, at value (identified cost, $570,498)	586,685
Receivables for
Fund shares sold	10,392,014
Interest and dividends	24,372,649
Other assets	17,841
Total assets	$3,483,512,230
Liabilities
Payable for fund shares reacquired	$6,005,245
Collateral for securities loaned, at value	41,779,617
Payable to affiliates
Investment adviser	370,239
Shareholder servicing costs	1,448,312
Distribution and service fees	83,195
Payable for independent Trustees’ compensation	2,007
Accrued expenses and other liabilities	478,388
Total liabilities	$50,167,003
Net assets	$3,433,345,227
Net assets consist of
Paid-in capital	$3,013,072,759
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	464,422,916
Accumulated net realized gain (loss) on investments and foreign currency transactions	(101,066,034)
Undistributed net investment income	56,915,586
Net assets	$3,433,345,227
Shares of beneficial interest outstanding	127,962,719

16

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,462,262,881	55,036,360	$26.57
Class B	28,686,027	1,125,092	25.50
Class C	92,920,715	3,771,465	24.64
Class I	1,339,067,055	48,415,462	27.66
Class W	101,834,250	3,824,099	26.63
Class R1	255,694	10,206	25.05
Class R2	190,555,028	7,582,754	25.13
Class R3	109,905,607	4,147,503	26.50
Class R4	107,857,970	4,049,778	26.63

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $28.19 [100 / 94.25 x $26.57]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, W, R1, R2, R3, and R4.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/11

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$108,026,838
Interest	2,060,909
Dividends from underlying affiliated funds	288,257
Foreign taxes withheld	(8,567,006)
Total investment income	$101,808,998
Expenses
Management fee	$25,607,459
Distribution and service fees	6,121,299
Shareholder servicing costs	5,588,215
Administrative services fee	448,350
Independent Trustees’ compensation	59,371
Custodian fee	711,951
Shareholder communications	256,709
Auditing fees	56,231
Legal fees	57,106
Miscellaneous	460,697
Total expenses	$39,367,388
Fees paid indirectly	(119)
Reduction of expenses by investment adviser	(14,475)
Net expenses	$39,352,794
Net investment income	$62,456,204
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (net of $345,107 country tax)	$241,179,747
Foreign currency transactions	1,155,278
Net realized gain (loss) on investments and foreign currency transactions	$242,335,025
Change in unrealized appreciation (depreciation)
Investments (net of $248,445 decrease in deferred country tax)	$505,090,254
Translation of assets and liabilities in foreign currencies	405,938
Net unrealized gain (loss) on investments and foreign currency translation	$505,496,192
Net realized and unrealized gain (loss) on investments and foreign currency	$747,831,217
Change in net assets from operations	$810,287,421

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 5/31
	2011	2010
Change in net assets
From operations
Net investment income	$62,456,204	$38,926,700
Net realized gain (loss) on investments and foreign currency transactions	242,335,025	1,760,848
Net unrealized gain (loss) on investments and foreign currency translation	505,496,192	(286,009)
Change in net assets from operations	$810,287,421	$40,401,539
Distributions declared to shareholders
From net investment income	$(38,000,412)	$(20,746,942)
Change in net assets from fund share transactions	$140,141,137	$1,160,640,301
Total change in net assets	$912,428,146	$1,180,294,898
Net assets
At beginning of period	2,520,917,081	1,340,622,183
At end of period (including undistributed net investment income of $56,915,586 and $37,039,841, respectively)	$3,433,345,227	$2,520,917,081

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 5/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$20.75	$19.35	$30.23	$32.74	$29.16
Income (loss) from investment operations
Net investment income (d)	$0.44	$0.42	$0.46	$0.63	$0.49
Net realized and unrealized gain (loss) on investments and foreign currency	5.66	1.19	(9.27)	(0.62)	5.75
Total from investment operations	$6.10	$1.61	$(8.81)	$0.01	$6.24
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.21)	$(0.55)	$(0.37)	$(0.42)
From net realized gain on investments	—	—	(1.52)	(2.15)	(2.24)
Total distributions declared to shareholders	$(0.28)	$(0.21)	$(2.07)	$(2.52)	$(2.66)
Net asset value, end of period	$26.57	$20.75	$19.35	$30.23	$32.74
Total return (%) (r)(s)(t)	29.51	8.21	(28.97)	(0.05)	22.17
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.28	1.35	1.48	1.45	1.49
Expenses after expense reductions (f)	1.28	1.35	1.48	1.45	1.49
Net investment income	1.85	1.88	2.32	2.03	1.61
Portfolio turnover	24	25	52	35	49
Net assets at end of period (000 omitted)	$1,462,263	$1,308,449	$542,453	$400,018	$386,570

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Years ended 5/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$19.90	$18.54	$29.09	$31.55	$28.19
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.17	$0.15	$0.33	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	5.44	1.19	(8.75)	(0.52)	5.57
Total from investment operations	$5.68	$1.36	$(8.60)	$(0.19)	$5.82
Less distributions declared to shareholders
From net investment income	$(0.08)	$—	$(0.43)	$(0.12)	$(0.22)
From net realized gain on investments	—	—	(1.52)	(2.15)	(2.24)
Total distributions declared to shareholders	$(0.08)	$—	$(1.95)	$(2.27)	$(2.46)
Net asset value, end of period	$25.50	$19.90	$18.54	$29.09	$31.55
Total return (%) (r)(s)(t)	28.60	7.34	(29.42)	(0.69)	21.36
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.03	2.10	2.16	2.10	2.14
Expenses after expense reductions (f)	2.03	2.10	2.16	2.10	2.14
Net investment income	1.07	0.80	0.72	1.10	0.86
Portfolio turnover	24	25	52	35	49
Net assets at end of period (000 omitted)	$28,686	$21,961	$22,952	$51,764	$79,000

Class C	Years ended 5/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$19.28	$18.01	$28.39	$30.89	$27.67
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.19	$0.18	$0.36	$0.28
Net realized and unrealized gain (loss) on investments and foreign currency	5.26	1.14	(8.58)	(0.54)	5.43
Total from investment operations	$5.50	$1.33	$(8.40)	$(0.18)	$5.71
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.06)	$(0.46)	$(0.17)	$(0.25)
From net realized gain on investments	—	—	(1.52)	(2.15)	(2.24)
Total distributions declared to shareholders	$(0.14)	$(0.06)	$(1.98)	$(2.32)	$(2.49)
Net asset value, end of period	$24.64	$19.28	$18.01	$28.39	$30.89
Total return (%) (r)(s)(t)	28.60	7.37	(29.44)	(0.69)	21.36
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.03	2.10	2.16	2.10	2.14
Expenses after expense reductions (f)	2.03	2.10	2.16	2.10	2.14
Net investment income	1.08	0.95	0.92	1.22	0.96
Portfolio turnover	24	25	52	35	49
Net assets at end of period (000 omitted)	$92,921	$66,124	$49,093	$76,841	$91,372

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Years ended 5/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$21.56	$20.07	$31.20	$33.71	$29.94
Income (loss) from investment operations
Net investment income (d)	$0.53	$0.44	$0.49	$0.77	$0.64
Net realized and unrealized gain (loss) on investments and foreign currency	5.88	1.28	(9.51)	(0.64)	5.88
Total from investment operations	$6.41	$1.72	$(9.02)	$0.13	$6.52
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.23)	$(0.59)	$(0.49)	$(0.51)
From net realized gain on investments	—	—	(1.52)	(2.15)	(2.24)
Total distributions declared to shareholders	$(0.31)	$(0.23)	$(2.11)	$(2.64)	$(2.75)
Net asset value, end of period	$27.66	$21.56	$20.07	$31.20	$33.71
Total return (%) (r)(s)	29.89	8.46	(28.73)	0.31	22.56
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03	1.10	1.16	1.10	1.14
Expenses after expense reductions (f)	1.03	1.10	1.16	1.10	1.14
Net investment income	2.13	1.91	2.29	2.43	2.04
Portfolio turnover	24	25	52	35	49
Net assets at end of period (000 omitted)	$1,339,067	$830,162	$668,802	$756,900	$617,518

Class W	Years ended 5/31
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$20.78	$19.37	$30.23	$32.75	$29.16
Income (loss) from investment operations
Net investment income (d)	$0.47	$0.47	$0.65	$0.60	$0.89
Net realized and unrealized gain (loss) on investments and foreign currency	5.68	1.16	(9.40)	(0.51)	5.43
Total from investment operations	$6.15	$1.63	$(8.75)	$0.09	$6.32
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.22)	$(0.59)	$(0.46)	$(0.49)
From net realized gain on investments	—	—	(1.52)	(2.15)	(2.24)
Total distributions declared to shareholders	$(0.30)	$(0.22)	$(2.11)	$(2.61)	$(2.73)
Net asset value, end of period	$26.63	$20.78	$19.37	$30.23	$32.75
Total return (%) (r)(s)	29.74	8.34	(28.78)	0.22	22.48
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.13	1.21	1.29	1.21	1.24
Expenses after expense reductions (f)	1.13	1.21	1.29	1.21	1.24
Net investment income	1.96	2.10	3.64	2.04	3.22
Portfolio turnover	24	25	52	35	49
Net assets at end of period (000 omitted)	$101,834	$67,770	$20,807	$2,089	$1,031

See Notes to Financial Statements

22

Financial Highlights – continued

Class R1	Years ended 5/31
	2011	2010	2009 (i)
Net asset value, beginning of period	$19.61	$18.37	$22.52
Income (loss) from investment operations
Net investment income (d)	$0.32	$0.17	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	5.27	1.19	(2.21	)(g)
Total from investment operations	$5.59	$1.36	$(2.04)
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.12)	$(0.59)
From net realized gain on investments	—	—	(1.52)
Total distributions declared to shareholders	$(0.15)	$(0.12)	$(2.11)
Net asset value, end of period	$25.05	$19.61	$18.37
Total return (%) (r)(s)	28.55	7.35	(8.85	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.03	2.10	2.21	(a)
Expenses after expense reductions (f)	2.03	2.10	2.21	(a)
Net investment income	1.40	0.84	1.52	(a)
Portfolio turnover	24	25	52
Net assets at end of period (000 omitted)	$256	$98	$91

Class R2	Years ended 5/31
	2011	2010	2009 (i)
Net asset value, beginning of period	$19.67	$18.42	$22.52
Income (loss) from investment operations
Net investment income (d)	$0.38	$0.40	$0.79
Net realized and unrealized gain (loss) on investments and foreign currency	5.34	1.08	(2.78	)(g)
Total from investment operations	$5.72	$1.48	$(1.99)
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.23)	$(0.59)
From net realized gain on investments	—	—	(1.52)
Total distributions declared to shareholders	$(0.26)	$(0.23)	$(2.11)
Net asset value, end of period	$25.13	$19.67	$18.42
Total return (%) (r)(s)	29.22	7.91	(8.61	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.53	1.62	1.71	(a)
Expenses after expense reductions (f)	1.53	1.61	1.71	(a)
Net investment income	1.69	1.85	6.93	(a)
Portfolio turnover	24	25	52
Net assets at end of period (000 omitted)	$190,555	$111,399	$7,828

See Notes to Financial Statements

23

Financial Highlights – continued

Class R3	Years ended 5/31
	2011	2010	2009 (i)
Net asset value, beginning of period	$20.70	$19.32	$23.46
Income (loss) from investment operations
Net investment income (d)	$0.56	$0.48	$0.61
Net realized and unrealized gain (loss) on investments and foreign currency	5.52	1.13	(2.64	)(g)
Total from investment operations	$6.08	$1.61	$(2.03)
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.23)	$(0.59)
From net realized gain on investments	—	—	(1.52)
Total distributions declared to shareholders	$(0.28)	$(0.23)	$(2.11)
Net asset value, end of period	$26.50	$20.70	$19.32
Total return (%) (r)(s)	29.52	8.21	(8.42	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.28	1.36	1.46	(a)
Expenses after expense reductions (f)	1.28	1.36	1.45	(a)
Net investment income	2.32	2.15	5.26	(a)
Portfolio turnover	24	25	52
Net assets at end of period (000 omitted)	$109,906	$46,546	$6,327

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Years ended 5/31
	2011	2010	2009 (i)
Net asset value, beginning of period	$20.77	$19.35	$23.46
Income (loss) from investment operations
Net investment income (d)	$0.52	$0.48	$0.90
Net realized and unrealized gain (loss) on investments and foreign currency	5.65	1.17	(2.90	)(g)
Total from investment operations	$6.17	$1.65	$(2.00)
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.23)	$(0.59)
From net realized gain on investments	—	—	(1.52)
Total distributions declared to shareholders	$(0.31)	$(0.23)	$(2.11)
Net asset value, end of period	$26.63	$20.77	$19.35
Total return (%) (r)(s)	29.87	8.42	(8.29	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03	1.10	1.21	(a)
Expenses after expense reductions (f)	1.03	1.10	1.21	(a)
Net investment income	2.14	2.15	7.60	(a)
Portfolio turnover	24	25	52
Net assets at end of period (000 omitted)	$107,858	$68,408	$22,269

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, October 1, 2008, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.

See Notes to Financial Statements

25

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS International Value Fund (the fund) is a series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end

26

Notes to Financial Statements – continued

investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could

27

Notes to Financial Statements – continued

obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United Kingdom	$135,374,228	$757,377,623	$—	$892,751,851
Japan	—	808,351,998	—	808,351,998
Switzerland	210,887,128	207,488,955	—	418,376,083
Germany	231,249,659	50,399,063	—	281,648,722
France	78,392,929	171,472,551	—	249,865,480
Netherlands	152,746,863	50,289,313	—	203,036,176
Taiwan	43,955,039	42,870,470	—	86,825,509
Sweden	12,319,534	42,459,810	—	54,779,344
Spain	—	39,921,119	—	39,921,119
Other Countries	47,566,675	176,886,992	0	224,453,667
Purchased Currency Options	—	3,837,568	—	3,837,568
Mutual Funds	184,295,524	—	—	184,295,524
Total Investments	$1,096,787,579	$2,351,355,462	$0	$3,448,143,041

For further information regarding security characteristics, see the Portfolio of Investments. At May 31, 2011, the fund held one level 3 security valued at $0, which was also held and valued at $0 at May 31, 2010.

Of the level 2 investments presented above, equity investments amounting to $2,046,016,547 would have been considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities

28

Notes to Financial Statements – continued

may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options. The fund’s period end derivatives, as presented in the Portfolio of Investments, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at May 31, 2011 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative	Asset Derivatives
Foreign Exchange	Purchased Currency Options	$3,837,568

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended May 31, 2011 as reported in the Statement of Operations:

Risk	Investment Transactions (Purchased Options)
Foreign Exchange	$(5,390,218)

29

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended May 31, 2011 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)
Foreign Exchange	$968,058

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified

30

Notes to Financial Statements – continued

number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of

31

Notes to Financial Statements – continued

Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended May 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share.

32

Notes to Financial Statements – continued

Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and foreign taxes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	5/31/11	5/31/10
Ordinary income (including any short-term capital gains)	$38,000,412	$20,746,942

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/11
Cost of investments	$3,009,220,218
Gross appreciation	526,235,320
Gross depreciation	(87,312,497)
Net unrealized appreciation (depreciation)	$438,922,823
Undistributed ordinary income	58,615,307
Capital loss carryforwards	(75,827,934)
Other temporary differences	(1,437,728)

As of May 31, 2011, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

5/31/18	$(75,827,934)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after

33

Notes to Financial Statements – continued

purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 5/31/11	Year ended 5/31/10
Class A	$18,907,128	$10,015,127
Class B	89,660	—
Class C	514,841	194,938
Class I	13,855,064	7,990,859
Class W	1,151,406	537,301
Class R1	892	594
Class R2	1,654,734	1,123,148
Class R3	683,488	335,166
Class R4	1,143,199	549,809
Total	$38,000,412	$20,746,942

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Average daily net assets in excess of $2 billion	0.70%

The management fee incurred for the year ended May 31, 2011 was equivalent to an annual effective rate of 0.79% of the fund’s average daily net assets.

The investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses did not exceed the following rates annually of the fund’s average daily net assets:

Class A	Class B	Class C	Class I	Class W	Class R1	Class R2	Class R3	Class R4
1.80%	2.55%	2.55%	1.55%	1.65%	2.55%	2.05%	1.80%	1.55%

This written agreement terminated on September 30, 2010. For the period June 1, 2010 through September 30, 2010, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay a portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $374,722 for the year ended May 31, 2011, as its portion of the initial sales charge on sales of Class A shares of the fund.

34

Notes to Financial Statements – continued

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$4,076,938
Class B	0.75%	0.25%	1.00%	1.00%	250,760
Class C	0.75%	0.25%	1.00%	1.00%	800,656
Class W	0.10%	—	0.10%	0.10%	90,342
Class R1	0.75%	0.25%	1.00%	1.00%	1,473
Class R2	0.25%	0.25%	0.50%	0.50%	728,022
Class R3	—	0.25%	0.25%	0.25%	173,108
Total Distribution and Service Fees					$6,121,299

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2011 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2011, were as follows:

Amount
Class A	$1,403
Class B	35,725
Class C	15,653

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2011, the fee was $511,953, which equated to 0.0158% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses,

35

Notes to Financial Statements – continued

sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended May 31, 2011, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,771,356.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended May 31, 2011, these costs for the fund amounted to $1,304,906 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2011 was equivalent to an annual effective rate of 0.0139% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB Plan resulted in a pension expense of $190 and is included in independent Trustees’ compensation for the year ended May 31, 2011. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $1,997 at May 31, 2011, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

36

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended May 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $28,526 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $14,475, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, in-kind transactions, and short-term obligations, aggregated $1,362,422,538 and $723,726,715, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/11		Year ended 5/31/10
	Shares	Amount	Shares	Amount
Shares sold
Class A	37,255,105	$895,638,112	46,294,493	$1,022,695,318
Class B	355,048	8,265,764	328,691	6,991,668
Class C	1,204,882	27,065,156	1,278,474	26,539,460
Class I	11,767,219	288,838,527	8,199,581	189,089,392
Class W	1,963,103	46,759,920	2,520,932	56,046,290
Class R1	5,181	121,855	4	101
Class R2	4,406,804	100,304,412	6,688,619	143,912,669
Class R3	2,841,278	69,700,214	2,346,881	52,298,725
Class R4	2,060,861	49,890,894	2,930,753	63,385,708
	61,859,481	$1,486,584,854	70,588,428	$1,560,959,331

37

Notes to Financial Statements – continued

	Year ended 5/31/11		Year ended 5/31/10
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	701,875	$17,034,513	345,139	$7,810,487
Class B	3,340	78,044	—	—
Class C	16,381	369,891	6,540	138,242
Class I	504,065	12,717,560	312,125	7,334,943
Class W	39,360	956,853	19,034	431,300
Class R1	39	892	28	594
Class R2	71,649	1,646,501	52,288	1,123,148
Class R3	28,243	683,488	14,843	335,166
Class R4	41,011	996,569	24,285	549,809
	1,405,963	$34,484,311	774,282	$17,723,689
Shares reacquired
Class A	(45,989,141)	$(1,145,851,313)	(11,604,279)	$(254,501,643)
Class B	(336,711)	(7,729,113)	(463,563)	(9,816,663)
Class C	(878,713)	(19,578,272)	(581,455)	(11,906,495)
Class I	(2,353,666)	(59,101,020)	(3,329,337)	(74,046,751)
Class W	(1,439,328)	(35,366,595)	(353,156)	(7,879,049)
Class R1	(8)	(198)	—	—
Class R2	(2,558,551)	(57,758,394)	(1,502,980)	(32,152,191)
Class R3	(971,082)	(23,166,941)	(440,134)	(9,816,423)
Class R4	(1,344,918)	(32,376,182)	(813,309)	(17,923,504)
	(55,872,118)	$(1,380,928,028)	(19,088,213)	$(418,042,719)
Net change
Class A	(8,032,161)	$(233,178,688)	35,035,353	$776,004,162
Class B	21,677	614,695	(134,872)	(2,824,995)
Class C	342,550	7,856,775	703,559	14,771,207
Class I	9,917,618	242,455,067	5,182,369	122,377,584
Class W	563,135	12,350,178	2,186,810	48,598,541
Class R1	5,212	122,549	32	695
Class R2	1,919,902	44,192,519	5,237,927	112,883,626
Class R3	1,898,439	47,216,761	1,921,590	42,817,468
Class R4	756,954	18,511,281	2,141,729	46,012,013
	7,393,326	$140,141,137	52,274,497	$1,160,640,301

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, MFS Growth Allocation Fund, MFS Aggressive Growth Allocation Fund, MFS Moderate Allocation Fund, and MFS Conservative Allocation Fund were the owners of record of approximately 21%, 4%, 3%, 2% and 1% respectively, of the value of outstanding voting

38

Notes to Financial Statements – continued

shares of the fund. In addition, the MFS Lifetime Retirement Income Fund, MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund, MFS Lifetime 2040 Fund and MFS Lifetime 2050 Fund were each the owners of record less 1% of the value outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended May 31, 2011, the fund’s commitment fee and interest expense were $30,888 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	87,990,822	985,302,536	(930,777,451)	142,515,907

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$288,257	$142,515,907

(8)	Redemption In-Kind

On May 20, 2011, the fund paid redemption proceeds by a distribution in-kind of portfolio securities that were valued at $536,837,638. The redeeming shareholder generally received a pro rata share of the securities held by the fund. The distribution of such securities generated a realized gain of $171,408,444 for the fund.

39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and Shareholders of

MFS International Value Fund:

We have audited the accompanying statement of assets and liabilities of MFS International Value Fund (the Fund) (one of the portfolios comprising MFS Series Trust X), including the portfolio of investments, as of May 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS International Value Fund at May 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 15, 2011

40

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of July 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010)	Medtronic, Inc, (medical devices), Director (since 2004); The Neilsen Company (market research), Director (since 2010); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)

41

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters
Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor

42

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry
OFFICERS
Maria F. DiOrioDwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)

43

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

44

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

45

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2011, the Trustees served as board members of 105 funds within the MFS Family of Funds.

46

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Managers
Benjamin Stone Barnaby Wiener

47

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2010 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

48

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2011 income tax forms in January 2012. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

Income derived from foreign sources was $95,775,190. The fund intends to pass through foreign tax credits of $6,174,441 for the fiscal year.

49

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

50

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

51

Save paper with eDelivery.

MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

MFS® Asset Allocation Funds

MFS® Conservative Allocation Fund

MFS® Moderate Allocation Fund

MFS® Growth Allocation Fund

MFS® Aggressive Growth Allocation Fund

ANNUAL REPORT

May 31, 2011

AAF-ANN

MFS® ASSET ALLOCATION FUNDS

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NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CEO

Dear Shareholders:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members and amid a weakening trend in the global macroeconomic data. Last September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. For the remainder of 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide to be uneven and volatile and acknowledge the elevated uncertainty created by events in Japan, Europe, and the Middle East.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

July 15, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

MFS® Conservative Allocation Fund

Portfolio target allocation

Portfolio actual allocation

Portfolio holdings
MFS Research Bond Fund	16.9%
MFS Government Securities Fund	10.0%
MFS Limited Maturity Fund	9.9%
MFS Inflation-Adjusted Bond Fund	9.9%
MFS Research Fund	6.0%
MFS Core Growth Fund	6.0%
MFS Value Fund	6.0%
MFS High Income Fund	5.0%
MFS Global Bond Fund	5.0%
MFS Research International Fund	4.1%
MFS Mid Cap Value Fund	4.0%
MFS Mid Cap Growth Fund	4.0%
MFS Emerging Markets Debt Fund	3.0%
MFS International Growth Fund	2.0%
MFS International Value Fund	2.0%
MFS New Discovery Fund	2.0%
MFS Absolute Return Fund	1.0%
MFS Global Real Estate Fund	1.0%
MFS Commodity Strategy Fund	1.0%
MFS Diversified Target Return Fund	1.0%
MFS New Discovery Value Fund	0.1%
Cash & Other Net Assets	0.1%

MFS® Moderate Allocation Fund

Portfolio target allocation

Portfolio actual allocation

Portfolio holdings
MFS Research Bond Fund	11.9%
MFS Government Securities Fund	9.9%
MFS Research Fund	8.1%
MFS Core Growth Fund	8.0%
MFS Value Fund	8.0%
MFS Mid Cap Value Fund	7.0%
MFS Mid Cap Growth Fund	7.0%
MFS Research International Fund	6.1%
MFS High Income Fund	5.0%
MFS Global Bond Fund	5.0%
MFS Inflation-Adjusted Bond Fund	5.0%
MFS International Growth Fund	3.0%
MFS International Value Fund	3.0%
MFS Commodity Strategy Fund	3.0%
MFS New Discovery Fund	3.0%
MFS Emerging Markets Debt Fund	3.0%
MFS Global Real Estate Fund	2.0%
MFS International New Discovery Fund	1.0%
MFS Diversified Target Return Fund	0.6%
MFS Absolute Return Fund	0.4%
MFS New Discovery Value Fund (o)	0.0%
Cash & Other Net Assets (o)	0.0%

(o)	Less than 0.1%.

Percentages are based on net assets as of 5/31/11.

The portfolio is actively managed and current holdings may be different.

Note to Shareholders: In April 2011, the Board of Trustees of the funds approved revisions to the target asset class allocations, underlying fund selections, and underlying fund target weightings of the funds. These revisions are expected to be completed by July 1, 2011.

Portfolio Composition – continued

MFS® Growth Allocation Fund

Portfolio target allocation

Portfolio actual allocation

Portfolio holdings
MFS Core Growth Fund	11.0%
MFS Value Fund	10.9%
MFS Mid Cap Value Fund	9.0%
MFS Mid Cap Growth Fund	9.0%
MFS Research Fund	8.0%
MFS Research International Fund	7.1%
MFS International Growth Fund	5.1%
MFS International Value Fund	5.0%
MFS High Income Fund	5.0%
MFS Inflation-Adjusted Bond Fund	4.9%
MFS Commodity Strategy Fund	4.0%
MFS New Discovery Fund	4.0%
MFS Global Bond Fund	4.0%
MFS Global Real Estate Fund	3.0%
MFS Emerging Markets Debt Fund	3.0%
MFS Research Bond Fund	3.0%
MFS International New Discovery Fund	2.0%
MFS Emerging Markets Equity Fund	1.0%
MFS Diversified Target Return Fund	0.5%
MFS Absolute Return Fund	0.5%
Cash & Other Net Assets (o)	0.0%

MFS® Aggressive Growth Allocation Fund

Portfolio target allocation

Portfolio actual allocation

Portfolio holdings
MFS Core Growth Fund	12.9%
MFS Value Fund	12.9%
MFS Mid Cap Value Fund	10.0%
MFS Mid Cap Growth Fund	10.0%
MFS Research Fund	9.0%
MFS International Growth Fund	8.1%
MFS International Value Fund	8.1%
MFS Research International Fund	8.0%
MFS Global Real Estate Fund	5.0%
MFS Commodity Strategy Fund	5.0%
MFS New Discovery Fund	5.0%
MFS International New Discovery Fund	4.0%
MFS Emerging Markets Equity Fund	2.0%
Cash & Other Net Assets (o)	0.0%

(o)	Less than 0.1%.

Percentages are based on net assets as of 5/31/11.

The portfolio is actively managed and current holdings may be different.

Note to Shareholders: In April 2011, the Board of Trustees of the funds approved revisions to the target asset class allocations, underlying fund selections, and underlying fund target weightings of the funds. These revisions are expected to be completed by July 1, 2011.

MANAGEMENT REVIEW

Market Environment

After about a year of almost uninterrupted macroeconomic and financial market improvement following the global credit crisis, the second and third quarters of 2010 witnessed heightened risk aversion. This “risk-off” environment derived from a much greater concern surrounding the public-debt profiles of several of the peripheral European countries, as well as a weakening trend in global macroeconomic data. These two dynamics caused most asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the middle of the period, the U.S. Federal Reserve (the Fed) indicated that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for, and subsequent implementation of, more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, global sovereign bond yields initially rose amidst the more “risk-seeking” environment. However, towards the end of the period a weakening macroeconomic backdrop and renewed concerns over Greek debt sustainability pushed equities and bond yields lower.

MFS Conservative Allocation Fund

Summary of results

For the twelve months ended May 31, 2011, Class A shares of the MFS Conservative Allocation Fund (the “fund”) provided a total return of 15.56%, at net asset value. This compares with a return of 5.84% for the fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index. The fund’s other benchmark, the MFS Conservative Allocation Fund Blended Index (the “Blended Index”), generated a return of 14.22%. The Blended Index reflects the blended returns of equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Contributors to performance

During the reporting period, the principal contributor to performance relative to the Blended Index was the fund’s allocation to equity funds, particularly to the MFS Research International Fund, MFS Mid Cap Growth Fund, MFS Research Fund, and MFS Mid Cap Value Fund. The fund’s allocation to the MFS Core Growth Fund was also a positive contributor to relative returns.

Detractors from performance

The fund’s allocation to several fixed income funds, particularly to the MFS Limited Maturity Fund, MFS Government Securities Fund, MFS Research Bond Fund, and MFS Inflation-Adjusted Bond Fund, detracted from relative performance as these funds underperformed the Blended Index over the reporting period.

MFS Moderate Allocation Fund

Summary of results

For the twelve months ended May 31, 2011, Class A shares of the MFS Moderate Allocation Fund (the “fund”) provided a total return of 21.17%, at net asset value. This compares with a return of 25.95% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index. The fund’s other benchmark, the MFS Moderate Allocation Fund Blended Index (the “Blended Index”), generated a return of 18.78%. The Blended Index reflects the blended returns of equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Detractors from performance

The principal detractor from performance relative to the Blended Index was the fund’s allocation to fixed income funds, particularly to the MFS Government Securities Fund, MFS Research Bond Fund, and MFS Inflation-Adjusted Bond Fund.

Contributors to performance

During the reporting period, the principal contributor to performance relative to the Blended Index was the fund’s allocation to equity funds, particularly to MFS Mid Cap Value Fund, MFS Mid Cap Growth Fund, MFS Research International Fund, and MFS New Discovery Fund. The fund’s allocation to the MFS Research Fund was also a positive factor for relative performance.

MFS Growth Allocation Fund

Summary of results

For the twelve months ended May 31, 2011, Class A shares of the MFS Growth Allocation Fund (the “fund”) provided a total return of 26.34%, at net asset value. This compares with a return of 25.95% for the fund’s benchmark, the Standard & Poor’s

Management Review – continued

500 Stock Index. The fund’s other benchmark, the MFS Growth Allocation Fund Blended Index (the “Blended Index”), generated a return of 23.44%. The Blended Index reflects the blended returns of equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Contributors to performance

During the reporting period, the principal contributor to performance relative to the Blended Index was the fund’s allocation to equity funds, particularly to the MFS Mid Cap Value Fund, MFS Mid Cap Growth Fund, MFS New Discovery Fund, and MFS Research International Fund.

Detractors from performance

The principal detractor from performance relative to the Blended Index was the fund’s allocation to fixed income funds, particularly to the MFS Inflation-Adjusted Bond Fund, MFS Global Bond Fund, and MFS Research Bond Fund.

MFS Aggressive Growth Allocation Fund

Summary of results

For the twelve months ended May 31, 2011, Class A shares of the MFS Aggressive Growth Allocation Fund (the “fund”) provided a total return of 30.77%, at net asset value. This compares with a return of 25.95% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index. The fund’s other benchmark, the MFS Aggressive Growth Allocation Fund Blended Index (the “Blended Index”), generated a return of 28.63%. The Blended Index reflects the blended returns of equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Contributors to performance

During the reporting period, a key driver of performance relative to the Blended Index was the fund’s allocation to equity funds, particularly to the MFS New Discovery Fund, MFS Research International Fund, MFS Mid Cap Value Fund, and MFS Mid Cap Growth Fund.

Detractors from performance

The primary detractor from relative performance was the fund’s allocation to the MFS Value Fund, as this fund underperformed the Blended Index over the reporting period.

Respectfully,

Joseph Flaherty

Portfolio Manager

Note to Shareholders: In April 2011, the Board of Trustees of the funds approved revisions to the target asset class allocations, underlying fund selections, and underlying fund target weightings of the funds. These revisions are expected to be completed by July 1, 2011.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 5/31/11

The following charts illustrate a representative class of each fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

MFS Conservative Allocation Fund

Growth of a hypothetical $10,000 investment (t)

Average annual total returns through 5/31/11

Without sales charge

Share class	Class inception date	1-yr	5-yr	Life (t)
A	6/28/02	15.56%	6.47%	6.13%
B	6/28/02	14.70%	5.75%	5.42%
C	6/28/02	14.76%	5.73%	5.43%
I	6/28/02	15.93%	6.80%	6.48%
R1	4/01/05	14.68%	5.70%	5.45%
R2	10/31/03	15.25%	6.22%	6.04%
R3	4/01/05	15.59%	6.48%	6.22%
R4	4/01/05	15.87%	6.76%	6.51%
529A	7/31/02	15.42%	6.31%	6.36%
529B	7/31/02	14.58%	5.58%	5.64%
529C	7/31/02	14.57%	5.58%	5.66%

Comparative benchmarks
Barclays Capital U.S. Aggregate Bond Index (f)		5.84%	6.63%	5.49%
MFS Conservative Allocation Fund Blended Index - Current (f)(s)(w)		14.22%	5.49%	5.82%
MFS Conservative Allocation Fund Blended Index - Prior (f)(s)(u)		14.12%	5.69%	6.18%

Performance Summary – continued

With sales charge
Share class	1-yr	5-yr	Life (t)
A With Initial Sales Charge (5.75%)	8.92%	5.21%	5.43%
B With CDSC (Declining over six years from 4% to 0%) (a)	10.70%	5.42%	5.42%
C With CDSC (1% for 12 months) (a)	13.76%	5.73%	5.43%
529A With Initial Sales Charge (5.75%)	8.78%	5.06%	5.65%
529B With CDSC (Declining over six years from 4% to 0%) (a)	10.58%	5.25%	5.64%
529C With CDSC (1% for 12 months) (a)	13.57%	5.58%	5.66%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(a)	Assuming redemption at the end of the applicable period.
(f)	Source: FactSet Research Systems Inc.
(s)	Effective June 1, 2010, the MFS Conservative Allocation Fund Blended Index-Current replaced the MFS Conservative Allocation Fund Blended Index-Prior as a fund benchmark as the current blend is more appropriately aligned with the fund’s investment objectives.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)
(u)	MFS Conservative Allocation Fund Blended Index-Prior is at a point in time and allocations during the period can change. As of May 31, 2011 the blended index was comprised of 61% Barclays Capital U.S. Aggregate Bond Index, 30% Standard & Poor’s 500 Stock Index, 8% Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index, and 1% FTSE EPRA/NAREIT Developed Real Estate Index.
(w)	MFS Conservative Allocation Fund Blended Index-Current is at a point in time and allocations during the period can change. As of May 31, 2011 the blended index was comprised of 61% Barclays Capital U.S. Aggregate Bond Index, 29% Standard & Poor’s 500 Stock Index, 8% Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index, 1% Dow Jones-UBS Commodity Index, and 1% FTSE EPRA/NAREIT Developed Real Estate Index. For these indices, total returns through May 31, 2011 are as follows:

	1-yr	5-yr	Life (t)
Standard & Poor’s 500 Stock Index (f)	25.95%	3.32%	5.54%
Barclays Capital U.S. Aggregate Bond Index (f)	5.84%	6.63%	5.49%
Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index (f)	31.26%	2.22%	8.55%
Dow Jones-UBS Commodity Index (f)	33.02%	0.68%	8.09%
FTSE EPRA/NAREIT Developed Real Estate Index (f)	34.11%	2.73%	11.37%

Performance Summary – continued

MFS Moderate Allocation Fund

Growth of a hypothetical $10,000 investment (t)

Average annual total returns through 5/31/11

Without sales charge

Share class	Class inception date	1-yr	5-yr	Life (t)
A	6/28/02	21.17%	6.06%	6.89%
B	6/28/02	20.26%	5.33%	6.19%
C	6/28/02	20.28%	5.32%	6.19%
I	6/28/02	21.42%	6.39%	7.27%
R1	4/01/05	20.26%	5.28%	5.47%
R2	10/31/03	20.85%	5.79%	6.57%
R3	4/01/05	21.13%	6.05%	6.25%
R4	4/01/05	21.50%	6.35%	6.53%
529A	7/31/02	21.05%	5.89%	7.33%
529B	7/31/02	20.17%	5.16%	6.62%
529C	7/31/02	20.13%	5.14%	6.62%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		25.95%	3.32%	5.54%
MFS Moderate Allocation Fund Blended Index – Current (f)(s)(w)		18.78%	4.94%	6.13%
MFS Moderate Allocation Fund Blended Index – Prior (f)(s)(u)		18.50%	5.00%	6.42%

With sales charge
A With Initial Sales Charge (5.75%)		14.20%	4.81%	6.18%
B With CDSC (Declining over six years from 4% to 0%) (a)		16.26%	5.00%	6.19%
C With CDSC (1% for 12 months) (a)		19.28%	5.32%	6.19%
529A With Initial Sales Charge (5.75%)		14.09%	4.64%	6.61%
529B With CDSC (Declining over six years from 4% to 0%) (a)		16.17%	4.83%	6.62%
529C With CDSC (1% for 12 months) (a)		19.13%	5.14%	6.62%

Performance Summary – continued

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(a)	Assuming redemption at the end of the applicable period.
(f)	Source: FactSet Research Systems Inc.
(s)	Effective June 1, 2010, the MFS Moderate Allocation Fund Blended Index-Current replaced the MFS Moderate Allocation Fund Blended Index-Prior as a fund benchmark as the current blend is more appropriately aligned with the fund’s investment objectives.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)
(u)	MFS Moderate Allocation Fund Blended Index-Prior is at a point in time and allocations during the period can change. As of May 31, 2011 the blended index was comprised of 44% Standard & Poor’s 500 Stock Index, 41% Barclays Capital U.S. Aggregate Bond Index, 13% Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index, and 2% FTSE EPRA/NAREIT Developed Real Estate Index.
(w)	MFS Moderate Allocation Fund Blended Index-Current is at a point in time and allocations during the period can change. As of May 31, 2011 the blended index was comprised of 41% Barclays Capital U.S. Aggregate Bond Index, 41% Standard & Poor’s 500 Stock Index, 13% Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index, 3% Dow Jones-UBS Commodity Index, and 2% FTSE EPRA/NAREIT Developed Real Estate Index. For these indices, total returns through May 31, 2011 are as follows:

	1-yr	5-yr	Life (t)
Standard & Poor’s 500 Stock Index (f)	25.95%	3.32%	5.54%
Barclays Capital U.S. Aggregate Bond Index (f)	5.84%	6.63%	5.49%
Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index (f)	31.26%	2.22%	8.55%
Dow Jones-UBS Commodity Index (f)	33.02%	0.68%	8.09%
FTSE EPRA/NAREIT Developed Real Estate Index (f)	34.11%	2.73%	11.37%

Performance Summary – continued

MFS Growth Allocation Fund

Growth of a hypothetical $10,000 investment (t)

Average annual total returns through 5/31/11

Without sales charge

Share class	Class inception date	1-yr	5-yr	Life (t)
A	6/28/02	26.34%	5.32%	7.42%
B	6/28/02	25.40%	4.59%	6.69%
C	6/28/02	25.46%	4.59%	6.69%
I	6/28/02	26.69%	5.65%	7.77%
R1	4/01/05	25.41%	4.55%	5.36%
R2	10/31/03	25.98%	5.05%	6.91%
R3	4/01/05	26.38%	5.32%	6.12%
R4	4/01/05	26.73%	5.61%	6.43%
529A	7/31/02	26.27%	5.16%	8.13%
529B	7/31/02	25.26%	4.42%	7.39%
529C	7/31/02	25.30%	4.41%	7.40%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		25.95%	3.32%	5.54%
MFS Growth Allocation Fund Blended Index - Current (f)(s)(w)		23.44%	4.20%	6.47%
MFS Growth Allocation Fund Blended Index - Prior (f)(s)(u)		23.08%	4.14%	6.65%

With sales charge
A With Initial Sales Charge (5.75%)		19.08%	4.08%	6.71%
B With CDSC (Declining over six years from 4% to 0%) (a)		21.40%	4.25%	6.69%
C With CDSC (1% for 12 months) (a)		24.46%	4.59%	6.69%
529A With Initial Sales Charge (5.75%)		19.01%	3.92%	7.41%
529B With CDSC (Declining over six years from 4% to 0%) (a)		21.26%	4.08%	7.39%
529C With CDSC (1% for 12 months) (a)		24.30%	4.41%	7.40%

Performance Summary – continued

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(a)	Assuming redemption at the end of the applicable period.
(f)	Source: FactSet Research Systems Inc.
(s)	Effective June 1, 2010, the MFS Growth Allocation Fund Blended Index-Current replaced the MFS Growth Allocation Fund Blended Index-Prior as a fund benchmark as the current blend is more appropriately aligned with the fund’s investment objectives.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)
(u)	MFS Growth Allocation Fund Blended Index-Prior is at a point in time and allocations during the period can change. As of May 31, 2011 the blended index was comprised of 55% Standard & Poor’s 500 Stock Index, 21% Barclays Capital U.S. Aggregate Bond Index, 21% Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index, and 3% FTSE EPRA/NAREIT Developed Real Estate Index.
(w)	MFS Growth Allocation Fund Blended Index-Current is at a point in time and allocations during the period can change. As of May 31, 2011 the blended index was comprised of 52% Standard & Poor’s 500 Stock Index, 21% Barclays Capital U.S. Aggregate Bond Index, 20% Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index, 4% Dow Jones-UBS Commodity Index, and 3% FTSE EPRA/NAREIT Developed Real Estate Index. For these indices, total returns through May 31, 2011 are as follows:

	1-yr	5-yr	Life (t)
Standard & Poor’s 500 Stock Index (f)	25.95%	3.32%	5.54%
Barclays Capital U.S. Aggregate Bond Index (f)	5.84%	6.63%	5.49%
Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index (f)	31.26%	2.22%	8.55%
Dow Jones-UBS Commodity Index (f)	33.02%	0.68%	8.09%
FTSE EPRA/NAREIT Developed Real Estate Index (f)	34.11%	2.73%	11.37%

Performance Summary – continued

MFS Aggressive Growth Allocation Fund

Growth of a hypothetical $10,000 investment (t)

Average annual total returns through 5/31/11

Without sales charge

Share class	Class inception date	1-yr	5-yr	Life (t)
A	6/28/02	30.77%	4.44%	7.16%
B	6/28/02	29.77%	3.71%	6.47%
C	6/28/02	29.73%	3.72%	6.45%
I	6/28/02	31.09%	4.77%	7.52%
R1	4/01/05	29.84%	3.69%	4.89%
R2	10/31/03	30.40%	4.18%	6.64%
R3	4/01/05	30.72%	4.46%	5.66%
R4	4/01/05	31.01%	4.73%	5.94%
529A	7/31/02	30.60%	4.28%	8.16%
529B	7/31/02	29.61%	3.56%	7.39%
529C	7/31/02	29.72%	3.57%	7.43%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		25.95%	3.32%	5.54%
MFS Aggressive Growth Allocation Fund Blended Index – Current (f)(s)(w)		28.63%	3.41%	6.33%
MFS Aggressive Growth Allocation Fund Blended Index – Prior (f)(s)(u)		28.03%	3.07%	6.83%

With sales charge
A With Initial Sales Charge (5.75%)		23.25%	3.21%	6.45%
B With CDSC (Declining over six years from 4% to 0%) (a)		25.77%	3.37%	6.47%
C With CDSC (1% for 12 months) (a)		28.73%	3.72%	6.45%
529A With Initial Sales Charge (5.75%)		23.09%	3.05%	7.44%
529B With CDSC (Declining over six years from 4% to 0%) (a)		25.61%	3.21%	7.39%
529C With CDSC (1% for 12 months) (a)		28.72%	3.57%	7.43%

Performance Summary – continued

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(a)	Assuming redemption at the end of the applicable period.
(f)	Source: FactSet Research Systems Inc.
(s)	Effective June 1, 2010, the MFS Aggressive Growth Allocation Fund Blended Index-Current replaced the MFS Aggressive Growth Allocation Fund Blended Index-Prior as a fund benchmark as the current blend is more appropriately aligned with the fund’s investment objectives.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)
(u)	MFS Aggressive Growth Allocation Fund Blended Index-Prior is at a point in time and allocations during the period can change. As of May 31, 2011 the blended index was comprised of 65% Standard & Poor’s 500 Stock Index, 30% Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index, and 5% FTSE EPRA/NAREIT Developed Real Estate Index.
(w)	MFS Aggressive Growth Allocation Fund Blended Index-Current is at a point in time and allocations during the period can change. As of May 31, 2011 the blended index was comprised of 60% Standard & Poor’s 500 Stock Index, 30% Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index, 5% Dow Jones-UBS Commodity Index, and 5% FTSE EPRA/NAREIT Developed Real Estate Index. For these indices, total returns through May 31, 2011 are as follows:

	1-yr	5-yr	Life (t)
Standard & Poor’s 500 Stock Index (f)	25.95%	3.32%	5.54%
Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index (f)	31.26%	2.22%	8.55%
Dow Jones-UBS Commodity Index (f)	33.02%	0.68%	8.09%
FTSE EPRA/NAREIT Developed Real Estate Index (f)	34.11%	2.73%	11.37%

Performance Summary – continued

Benchmark Definitions

Barclays Capital U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

Dow Jones-UBS Commodity Index – is designed to be a highly liquid and diversified benchmark for the commodity futures market. The Index tracks trades on futures contracts for physical commodities, such as energy (petroleum, gas), precious metals (gold, silver), industrial metals (zinc, copper), grains (corn, wheat), livestock (live cattle/ lean hogs), among others, and are traded in a variety of currencies.

FTSE EPRA/NAREIT Developed Real Estate Index – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.

Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers each fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the funds may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLES

Fund expenses borne by the shareholders during the period, December 1, 2010 through May 31, 2011

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including distribution and service (12b-1) fees; and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which each fund bears directly, each fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which each fund invests. Because the underlying funds have varied expenses and fee levels and each fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by each fund will vary. If these transactional and indirect costs were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2010 through May 31, 2011.

Actual expenses

The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Tables – continued

MFS CONSERVATIVE ALLOCATION FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/10	Ending Account Value 5/31/11	Expenses Paid During Period (p) 12/01/10-5/31/11
A	Actual	0.31%	$1,000.00	$1,074.13	$1.60
	Hypothetical (h)	0.31%	$1,000.00	$1,023.39	$1.56
B	Actual	1.06%	$1,000.00	$1,070.68	$5.47
	Hypothetical (h)	1.06%	$1,000.00	$1,019.65	$5.34
C	Actual	1.06%	$1,000.00	$1,070.83	$5.47
	Hypothetical (h)	1.06%	$1,000.00	$1,019.65	$5.34
I	Actual	0.06%	$1,000.00	$1,075.49	$0.31
	Hypothetical (h)	0.06%	$1,000.00	$1,024.63	$0.30
R1	Actual	1.06%	$1,000.00	$1,069.73	$5.47
	Hypothetical (h)	1.06%	$1,000.00	$1,019.65	$5.34
R2	Actual	0.56%	$1,000.00	$1,072.88	$2.89
	Hypothetical (h)	0.56%	$1,000.00	$1,022.14	$2.82
R3	Actual	0.31%	$1,000.00	$1,074.75	$1.60
	Hypothetical (h)	0.31%	$1,000.00	$1,023.39	$1.56
R4	Actual	0.06%	$1,000.00	$1,076.10	$0.31
	Hypothetical (h)	0.06%	$1,000.00	$1,024.63	$0.30
529A	Actual	0.41%	$1,000.00	$1,073.33	$2.12
	Hypothetical (h)	0.41%	$1,000.00	$1,022.89	$2.07
529B	Actual	1.16%	$1,000.00	$1,070.25	$5.99
	Hypothetical (h)	1.16%	$1,000.00	$1,019.15	$5.84
529C	Actual	1.16%	$1,000.00	$1,070.24	$5.99
	Hypothetical (h)	1.16%	$1,000.00	$1,019.15	$5.84

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the funds bear directly, the funds indirectly bear a pro rata share of the fees and expenses of the underlying funds in which the funds invest. If these indirect costs were included, your costs would have been higher.

Effective July 1, 2011, MFS Fund Distributors, Inc. (MFD) has agreed to waive 0.05% of the 0.10% program manager fee on Class 529A, Class 529B, and Class 529C (See Note 3 of the Notes to Financial Statements). This change is not reflected in the expense table above.

Expense Tables – continued

MFS MODERATE ALLOCATION FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/10	Ending Account Value 5/31/11	Expenses Paid During Period (p) 12/01/10-5/31/11
A	Actual	0.30%	$1,000.00	$1,103.10	$1.57
	Hypothetical (h)	0.30%	$1,000.00	$1,023.44	$1.51
B	Actual	1.05%	$1,000.00	$1,098.93	$5.49
	Hypothetical (h)	1.05%	$1,000.00	$1,019.70	$5.29
C	Actual	1.05%	$1,000.00	$1,099.58	$5.50
	Hypothetical (h)	1.05%	$1,000.00	$1,019.70	$5.29
I	Actual	0.06%	$1,000.00	$1,103.96	$0.31
	Hypothetical (h)	0.06%	$1,000.00	$1,024.63	$0.30
R1	Actual	1.05%	$1,000.00	$1,099.48	$5.50
	Hypothetical (h)	1.05%	$1,000.00	$1,019.70	$5.29
R2	Actual	0.55%	$1,000.00	$1,101.89	$2.88
	Hypothetical (h)	0.55%	$1,000.00	$1,022.19	$2.77
R3	Actual	0.30%	$1,000.00	$1,102.99	$1.57
	Hypothetical (h)	0.30%	$1,000.00	$1,023.44	$1.51
R4	Actual	0.05%	$1,000.00	$1,105.24	$0.26
	Hypothetical (h)	0.05%	$1,000.00	$1,024.68	$0.25
529A	Actual	0.40%	$1,000.00	$1,102.46	$2.10
	Hypothetical (h)	0.40%	$1,000.00	$1,022.94	$2.02
529B	Actual	1.15%	$1,000.00	$1,098.99	$6.02
	Hypothetical (h)	1.15%	$1,000.00	$1,019.20	$5.79
529C	Actual	1.15%	$1,000.00	$1,098.46	$6.02
	Hypothetical (h)	1.15%	$1,000.00	$1,019.20	$5.79

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the funds bear directly, the funds indirectly bear a pro rata share of the fees and expenses of the underlying funds in which the funds invest. If these indirect costs were included, your costs would have been higher.

Effective July 1, 2011, MFD has agreed to waive 0.05% of the 0.10% program manager fee on Class 529A, Class 529B, and Class 529C (See Note 3 of the Notes to Financial Statements). This change is not reflected in the expense table above.

Expense Tables – continued

MFS GROWTH ALLOCATION FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/10	Ending Account Value 5/31/11	Expenses Paid During Period (p) 12/01/10-5/31/11
A	Actual	0.30%	$1,000.00	$1,129.56	$1.59
	Hypothetical (h)	0.30%	$1,000.00	$1,023.44	$1.51
B	Actual	1.05%	$1,000.00	$1,124.71	$5.56
	Hypothetical (h)	1.05%	$1,000.00	$1,019.70	$5.29
C	Actual	1.05%	$1,000.00	$1,125.84	$5.57
	Hypothetical (h)	1.05%	$1,000.00	$1,019.70	$5.29
I	Actual	0.05%	$1,000.00	$1,130.94	$0.27
	Hypothetical (h)	0.05%	$1,000.00	$1,024.68	$0.25
R1	Actual	1.05%	$1,000.00	$1,125.72	$5.56
	Hypothetical (h)	1.05%	$1,000.00	$1,019.70	$5.29
R2	Actual	0.55%	$1,000.00	$1,127.39	$2.92
	Hypothetical (h)	0.55%	$1,000.00	$1,022.19	$2.77
R3	Actual	0.30%	$1,000.00	$1,129.01	$1.59
	Hypothetical (h)	0.30%	$1,000.00	$1,023.44	$1.51
R4	Actual	0.05%	$1,000.00	$1,131.17	$0.27
	Hypothetical (h)	0.05%	$1,000.00	$1,024.68	$0.25
529A	Actual	0.40%	$1,000.00	$1,128.98	$2.12
	Hypothetical (h)	0.40%	$1,000.00	$1,022.94	$2.02
529B	Actual	1.15%	$1,000.00	$1,124.82	$6.09
	Hypothetical (h)	1.15%	$1,000.00	$1,019.20	$5.79
529C	Actual	1.15%	$1,000.00	$1,124.07	$6.09
	Hypothetical (h)	1.15%	$1,000.00	$1,019.20	$5.79

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the funds bear directly, the funds indirectly bear a pro rata share of the fees and expenses of the underlying funds in which the funds invest. If these indirect costs were included, your costs would have been higher.

Effective July 1, 2011, MFD has agreed to waive 0.05% of the 0.10% program manager fee on Class 529A, Class 529B, and Class 529C (See Note 3 of the Notes to Financial Statements). This change is not reflected in the expense table above.

Expense Tables – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/10	Ending Account Value 5/31/11	Expenses Paid During Period (p) 12/01/10-5/31/11
A	Actual	0.31%	$1,000.00	$1,152.38	$1.66
	Hypothetical (h)	0.31%	$1,000.00	$1,023.39	$1.56
B	Actual	1.06%	$1,000.00	$1,148.02	$5.68
	Hypothetical (h)	1.06%	$1,000.00	$1,019.65	$5.34
C	Actual	1.06%	$1,000.00	$1,147.44	$5.68
	Hypothetical (h)	1.06%	$1,000.00	$1,019.65	$5.34
I	Actual	0.06%	$1,000.00	$1,152.71	$0.32
	Hypothetical (h)	0.06%	$1,000.00	$1,024.63	$0.30
R1	Actual	1.06%	$1,000.00	$1,147.89	$5.68
	Hypothetical (h)	1.06%	$1,000.00	$1,019.65	$5.34
R2	Actual	0.56%	$1,000.00	$1,149.98	$3.00
	Hypothetical (h)	0.56%	$1,000.00	$1,022.14	$2.82
R3	Actual	0.31%	$1,000.00	$1,151.95	$1.66
	Hypothetical (h)	0.31%	$1,000.00	$1,023.39	$1.56
R4	Actual	0.06%	$1,000.00	$1,153.04	$0.32
	Hypothetical (h)	0.06%	$1,000.00	$1,024.63	$0.30
529A	Actual	0.41%	$1,000.00	$1,151.07	$2.20
	Hypothetical (h)	0.41%	$1,000.00	$1,022.89	$2.07
529B	Actual	1.16%	$1,000.00	$1,147.00	$6.21
	Hypothetical (h)	1.16%	$1,000.00	$1,019.15	$5.84
529C	Actual	1.16%	$1,000.00	$1,147.53	$6.21
	Hypothetical (h)	1.16%	$1,000.00	$1,019.15	$5.84

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the funds bear directly, the funds indirectly bear a pro rata share of the fees and expenses of the underlying funds in which the funds invest. If these indirect costs were included, your costs would have been higher.

Effective July 1, 2011, MFD has agreed to waive 0.05% of the 0.10% program manager fee on Class 529A, Class 529B, and Class 529C (See Note 3 of the Notes to Financial Statements). This change is not reflected in the expense table above.

PORTFOLIO OF INVESTMENTS

5/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

MFS CONSERVATIVE ALLOCATION FUND

Underlying Affiliated Funds - 99.9%
Issuer	Shares/Par	Value ($)
MFS Absolute Return Fund - Class I	1,377,674	$13,900,729
MFS Commodity Strategy Fund - Class I	957,157	13,227,908
MFS Core Growth Fund - Class I (a)	4,093,820	79,624,796
MFS Diversified Target Return Fund - Class I	1,436,051	13,168,589
MFS Emerging Markets Debt Fund - Class I	2,700,877	39,729,899
MFS Global Bond Fund - Class I	6,122,525	65,939,598
MFS Global Real Estate Fund - Class I	897,241	13,315,058
MFS Government Securities Fund - Class I	12,845,372	131,921,969
MFS High Income Fund - Class I	18,667,259	66,268,768
MFS Inflation-Adjusted Bond Fund - Class I	12,359,361	131,627,191
MFS International Growth Fund - Class I	951,913	26,767,799
MFS International Value Fund - Class I	963,075	26,638,661
MFS Limited Maturity Fund - Class I	21,326,005	131,794,711
MFS Mid Cap Growth Fund - Class I (a)	5,245,973	52,984,324
MFS Mid Cap Value Fund - Class I	3,620,155	53,035,267
MFS New Discovery Fund - Class I	938,654	26,516,987
MFS New Discovery Value Fund - Class I (a)	68,364	698,681
MFS Research Bond Fund - Class I	21,049,881	224,181,235
MFS Research Fund - Class I	2,927,849	79,666,768
MFS Research International Fund - Class I	3,145,700	53,413,986
MFS Value Fund - Class I	3,232,758	79,622,832
Total Underlying Affiliated Funds (Identified Cost, $1,080,940,095)		$1,324,045,756

Money Market Funds (v) - 0.0%
MFS Institutional Money Market Portfolio, 0.13%, at Cost and Net Asset Value	47	$47
Total Investments (Identified Cost, $1,080,940,142)		$1,324,045,803

Other Assets, Less Liabilities - 0.1%		768,564
Net Assets - 100.0%		$1,324,814,367

See Portfolio Footnotes and Notes to Financial Statements

Portfolio of Investments – continued

MFS MODERATE ALLOCATION FUND

Underlying Affiliated Funds - 100.0%
Issuer	Shares/Par	Value ($)
MFS Absolute Return Fund - Class I	1,215,936	$12,268,793
MFS Commodity Strategy Fund - Class I	6,072,459	83,921,389
MFS Core Growth Fund - Class I (a)	11,508,551	223,841,326
MFS Diversified Target Return Fund - Class I	1,692,708	15,522,129
MFS Emerging Markets Debt Fund - Class I	5,687,042	83,656,384
MFS Global Bond Fund - Class I	12,908,622	139,025,854
MFS Global Real Estate Fund - Class I	3,787,727	56,209,862
MFS Government Securities Fund - Class I	27,076,941	278,080,189
MFS High Income Fund - Class I	39,279,601	139,442,582
MFS Inflation-Adjusted Bond Fund - Class I	13,026,688	138,734,225
MFS International Growth Fund - Class I	3,012,343	84,707,077
MFS International New Discovery Fund - Class I	1,168,210	28,095,457
MFS International Value Fund - Class I	3,047,080	84,282,234
MFS Mid Cap Growth Fund - Class I (a)	19,360,553	195,541,580
MFS Mid Cap Value Fund - Class I	13,358,144	195,696,816
MFS New Discovery Fund - Class I	2,969,284	83,882,272
MFS New Discovery Value Fund - Class I (a)	17,926	183,204
MFS Research Bond Fund - Class I	31,315,277	333,507,699
MFS Research Fund - Class I	8,230,783	223,959,616
MFS Research International Fund - Class I	9,957,501	169,078,372
MFS Value Fund - Class I	9,079,731	223,633,785
Total Underlying Affiliated Funds (Identified Cost, $2,124,593,940)		$2,793,270,845

Money Market Funds (v) - 0.0%
MFS Institutional Money Market Portfolio, 0.13%, at Cost and Net Asset Value	33	$33
Total Investments (Identified Cost, $2,124,593,973)		$2,793,270,878

Other Assets, Less Liabilities - 0.0%		1,032,839
Net Assets - 100.0%		$2,794,303,717

See Portfolio Footnotes and Notes to Financial Statements

Portfolio of Investments – continued

MFS GROWTH ALLOCATION FUND

Underlying Affiliated Funds - 100.0%
Issuer	Shares/Par	Value ($)
MFS Absolute Return Fund - Class I	1,337,958	$13,500,000
MFS Commodity Strategy Fund - Class I	8,256,673	114,107,225
MFS Core Growth Fund - Class I (a)	16,041,214	312,001,608
MFS Diversified Target Return Fund - Class I	1,564,423	14,345,757
MFS Emerging Markets Debt Fund - Class I	5,766,743	84,828,795
MFS Emerging Markets Equity Fund - Class I	795,748	28,615,114
MFS Global Bond Fund - Class I	10,497,818	113,061,502
MFS Global Real Estate Fund - Class I	5,791,781	85,950,025
MFS High Income Fund - Class I	39,768,977	141,179,867
MFS Inflation-Adjusted Bond Fund - Class I	13,214,032	140,729,443
MFS International Growth Fund - Class I	5,101,725	143,460,494
MFS International New Discovery Fund - Class I	2,374,197	57,099,449
MFS International Value Fund - Class I	5,168,529	142,961,507
MFS Mid Cap Growth Fund - Class I (a)	25,270,251	255,229,535
MFS Mid Cap Value Fund - Class I	17,424,650	255,271,121
MFS New Discovery Fund - Class I	4,005,798	113,163,804
MFS Research Bond Fund - Class I	7,941,631	84,578,371
MFS Research Fund - Class I	8,344,145	227,044,196
MFS Research International Fund - Class I	11,808,814	200,513,664
MFS Value Fund - Class I	12,630,713	311,094,471
Total Underlying Affiliated Funds (Identified Cost, $2,064,250,063)		$2,838,735,948

Money Market Funds (v) - 0.0%
MFS Institutional Money Market Portfolio, 0.13%, at Cost and Net Asset Value	13	$13
Total Investments (Identified Cost, $2,064,250,076)		$2,838,735,961

Other Assets, Less Liabilities - 0.0%		877,941
Net Assets - 100.0%		$2,839,613,902

See Portfolio Footnotes and Notes to Financial Statements

Portfolio of Investments – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND

Underlying Affiliated Funds - 100.0%
Issuer	Shares/Par	Value ($)
MFS Commodity Strategy Fund - Class I	4,309,564	$59,558,178
MFS Core Growth Fund - Class I (a)	7,960,413	154,830,024
MFS Emerging Markets Equity Fund - Class I	663,184	23,848,094
MFS Global Real Estate Fund - Class I	4,064,391	60,315,566
MFS International Growth Fund - Class I	3,425,938	96,337,386
MFS International New Discovery Fund - Class I	1,992,592	47,921,828
MFS International Value Fund - Class I	3,477,167	96,178,430
MFS Mid Cap Growth Fund - Class I (a)	11,801,086	119,190,965
MFS Mid Cap Value Fund - Class I	8,142,936	119,294,009
MFS New Discovery Fund - Class I	2,103,774	59,431,606
MFS Research Fund - Class I	3,945,114	107,346,559
MFS Research International Fund - Class I	5,658,850	96,087,275
MFS Value Fund - Class I	6,260,723	154,201,609
Total Underlying Affiliated Funds (Identified Cost, $826,848,487)		$1,194,541,529

Money Market Funds (v) - 0.0%
MFS Institutional Money Market Portfolio, 0.13%, at Cost and Net Asset Value	34	$34
Total Investments (Identified Cost, $826,848,521)		$1,194,541,563

Other Assets, Less Liabilities - 0.0%		455,738
Net Assets - 100.0%		$1,194,997,301

Portfolio Footnotes:

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

See Notes to Financial Statements

Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

At 5/31/11

These statements represent each fund’s balance sheet, which details the assets and liabilities comprising the total value of each fund.

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Assets
Investments –
Underlying affiliated funds, at value (Identified cost, $1,080,940,142, $2,124,593,973, $2,064,250,076, and $826,848,521, respectively)	$1,324,045,803	$2,793,270,878	$2,838,735,961	$1,194,541,563
Receivables for
Investments sold	16,840,924	16,102,499	16,702,596	1,363,569
Fund shares sold	10,076,240	13,515,854	8,139,796	1,572,568
Other assets	6,564	12,709	13,180	5,964
Total assets	$1,350,969,531	$2,822,901,940	$2,863,591,533	$1,197,483,664

Liabilities
Payable to custodian	$634,676	$1,220,132	$1,398,039	$325,496
Payables for
Investments purchased	24,121,447	22,525,617	17,760,476	147,144
Fund shares reacquired	1,168,397	4,414,470	4,362,571	1,806,766
Payable to affiliates
Investment adviser	240	240	240	240
Shareholder servicing costs	22,927	59,912	72,862	33,934
Distribution and service fees	93,188	196,880	204,598	78,465
Program manager fee	1,562	2,082	2,822	1,604
Payable for independent Trustees’ compensation	14	7	12	7
Accrued expenses and other liabilities	112,713	178,883	176,011	92,707
Total liabilities	$26,155,164	$28,598,223	$23,977,631	$2,486,363
Net assets	$1,324,814,367	$2,794,303,717	$2,839,613,902	$1,194,997,301

Net assets consist of
Paid-in capital	$1,145,464,686	$2,354,989,054	$2,404,881,483	$1,008,399,181
Unrealized appreciation (depreciation) on investments	243,105,661	668,676,905	774,485,885	367,693,042
Accumulated net realized gain (loss) on investments	(69,848,956)	(244,155,534)	(358,198,734)	(189,526,212)
Undistributed net investment income	6,092,976	14,793,292	18,445,268	8,431,290
Net assets	$1,324,814,367	$2,794,303,717	$2,839,613,902	$1,194,997,301

Statements of Assets and Liabilities – continued

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Net assets
Class A	$560,088,720	$1,221,137,808	$1,258,968,677	$461,673,056
Class B	131,167,369	369,099,791	418,448,691	143,320,004
Class C	264,696,239	517,523,864	492,336,529	167,911,458
Class I	37,349,763	32,434,381	31,063,738	29,086,457
Class R1	19,201,624	40,188,188	42,187,682	25,554,459
Class R2	85,487,686	181,916,540	189,356,553	108,591,835
Class R3	83,167,936	167,137,520	138,703,454	69,809,824
Class R4	28,776,735	111,169,728	59,721,946	69,880,235
Class 529A	62,948,531	87,428,608	123,673,286	80,301,492
Class 529B	16,655,907	25,420,633	36,756,063	12,165,393
Class 529C	35,273,857	40,846,656	48,397,283	26,703,088
Total net assets	$1,324,814,367	$2,794,303,717	$2,839,613,902	$1,194,997,301

Shares of beneficial interest outstanding
Class A	42,488,205	86,099,679	84,651,423	30,118,804
Class B	10,012,616	26,253,502	28,500,179	9,522,750
Class C	20,332,149	36,964,537	33,637,529	11,183,631
Class I	2,812,721	2,262,602	2,074,292	1,872,417
Class R1	1,500,818	2,922,250	2,940,333	1,731,537
Class R2	6,640,487	13,055,013	12,992,719	7,222,853
Class R3	6,352,847	11,858,966	9,395,142	4,583,028
Class R4	2,183,412	7,846,344	4,016,801	4,551,826
Class 529A	4,796,990	6,190,130	8,372,478	5,269,011
Class 529B	1,289,986	1,823,990	2,530,837	816,782
Class 529C	2,732,304	2,940,094	3,343,673	1,802,280
Total shares of beneficial interest outstanding	101,142,535	198,217,107	192,455,406	78,674,919

Class A shares
Net asset value per share
(net assets/shares of beneficial interest outstanding)	$13.18	$14.18	$14.87	$15.33
Offering price per share (100 / 94.25 × net asset value per share)	$13.98	$15.05	$15.78	$16.27

Class B shares
Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)	$13.10	$14.06	$14.68	$15.05

Class C shares
Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)	$13.02	$14.00	$14.64	$15.01

Class I shares
Net asset value, offering price, and redemption price per share
(net assets/shares of beneficial interest outstanding)	$13.28	$14.33	$14.98	$15.53

Class R1 shares
Net asset value, offering price, and redemption price per share
(net assets/shares of beneficial interest outstanding)	$12.79	$13.75	$14.35	$14.76

Class R2 shares
Net asset value, offering price, and redemption price per share
(net assets/shares of beneficial interest outstanding)	$12.87	$13.93	$14.57	$15.03

Statements of Assets and Liabilities – continued

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund

Class R3 shares
Net asset value, offering price, and redemption price per share
(net assets/shares of beneficial interest outstanding)	$13.09	$14.09	$14.76	$15.23

Class R4 shares
Net asset value, offering price, and redemption price per share
(net assets/shares of beneficial interest outstanding)	$13.18	$14.17	$14.87	$15.35

Class 529A shares
Net asset value and redemption price per share
(net assets/shares of beneficial interest outstanding)	$13.12	$14.12	$14.77	$15.24
Offering price per share (100 / 94.25 × net asset value per share)	$13.92	$14.98	$15.67	$16.17

Class 529B shares
Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)	$12.91	$13.94	$14.52	$14.89

Class 529C shares
Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)	$12.91	$13.89	$14.47	$14.82

On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares.

See Notes to Financial Statements

Financial Statements

STATEMENTS OF OPERATIONS

Year ended 5/31/11

These statements describe how much each fund earned in investment income and accrued in expenses. They also describe any gains or losses generated by each fund’s operations.

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Net investment income
Dividends from underlying affiliated funds	$29,722,673	$51,101,418	$40,671,234	$10,818,416
Interest	1,519	1,889	1,256	836
Total investment income	$29,724,192	$51,103,307	$40,672,490	$10,819,252
Expenses
Distribution and service fees	$5,963,855	$12,715,548	$13,538,339	$5,249,100
Program manager fees	101,713	132,908	182,270	105,921
Shareholder servicing costs	165,797	420,481	543,920	275,814
Administrative services fee	17,500	17,500	17,500	17,500
Independent Trustees’ compensation	26,850	49,242	55,375	25,211
Custodian fee	82,058	112,279	112,303	76,247
Shareholder communications	70,314	155,527	196,809	88,762
Auditing fees	30,955	30,954	30,955	30,955
Legal fees	19,996	40,340	41,986	18,426
Miscellaneous	250,655	375,622	334,087	189,639
Total expenses	$6,729,693	$14,050,401	$15,053,544	$6,077,575
Fees paid indirectly	(1)	(4)	(4)	—
Reduction of expenses by investment adviser	(5,048)	(10,644)	(11,128)	(4,768)
Net expenses	$6,724,644	$14,039,753	$15,042,412	$6,072,807
Net investment income	$22,999,548	$37,063,554	$25,630,078	$4,746,445

Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions from underlying affiliated funds	$4,018,097	$7,625,397	$5,557,645	$(2,276,834)
Capital gain distributions from underlying affiliated funds	3,969,506	12,109,437	16,852,148	9,313,767
Net realized gain (loss) on investments	$7,987,603	$19,734,834	$22,409,793	$7,036,933
Change in unrealized appreciation (depreciation) on investments	$127,582,241	$383,536,929	$514,492,186	$265,614,460
Net realized and unrealized gain (loss) on investments	$135,569,844	$403,271,763	$536,901,979	$272,651,393
Change in net assets from operations	$158,569,392	$440,335,317	$562,532,057	$277,397,838

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Year ended 5/31/11	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Change in net assets

From operations
Net investment income	$22,999,548	$37,063,554	$25,630,078	$4,746,445
Net realized gain (loss) on investments	7,987,603	19,734,834	22,409,793	7,036,933
Net unrealized gain (loss) on investments	127,582,241	383,536,929	514,492,186	265,614,460
Change in net assets from operations	$158,569,392	$440,335,317	$562,532,057	$277,397,838

Distributions declared to shareholders
From net investment income	$(28,878,797)	$(50,995,475)	$(38,000,240)	$(11,250,076)
Change in net assets from fund share transactions	$256,473,045	$394,363,901	$178,328,725	$7,119,599
Total change in net assets	$386,163,640	$783,703,743	$702,860,542	$273,267,361

Net assets
At beginning of period	938,650,727	2,010,599,974	2,136,753,360	921,729,940
At end of period	$1,324,814,367	$2,794,303,717	$2,839,613,902	$1,194,997,301
Undistributed net investment income included in net assets at end of period	$6,092,976	$14,793,292	$18,445,268	$8,431,290

Year ended 5/31/10	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Change in net assets

From operations
Net investment income	$21,672,943	$39,632,341	$31,219,355	$7,256,314
Net realized gain (loss) on investments	4,142,715	4,836,538	11,937,394	(864,755)
Net unrealized gain (loss) on investments	82,716,311	244,030,668	302,842,729	151,593,503
Change in net assets from operations	$108,531,969	$288,499,547	$345,999,478	$157,985,062

Distributions declared to shareholders
From net investment income	$(22,383,037)	$(47,700,035)	$(43,864,845)	$(10,340,046)
Change in net assets from fund share transactions	$163,648,358	$124,449,580	$33,158,632	$(34,587,334)
Total change in net assets	$249,797,290	$365,249,092	$335,293,265	$113,057,682

Net assets
At beginning of period	688,853,437	1,645,350,882	1,801,460,095	808,672,258
At end of period	$938,650,727	$2,010,599,974	$2,136,753,360	$921,729,940
Undistributed net investment income included in net assets at end of period	$9,357,811	$20,308,785	$19,092,289	$8,421,576

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

MFS CONSERVATIVE ALLOCATION FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 5/31
Class A	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.73	$10.43	$12.22	$12.58	$11.68

Income (loss) from investment operations
Net investment income (d)	$0.29	$0.34	$0.32	$0.38	$0.36
Net realized and unrealized gain (loss) on investments	1.52	1.31	(1.68)	(0.12)	1.05
Total from investment operations	$1.81	$1.65	$(1.36)	$0.26	$1.41

Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.35)	$(0.36)	$(0.36)	$(0.36)
From net realized gain on investments	—	—	(0.07)	(0.26)	(0.15)
Total distributions declared to shareholders	$(0.36)	$(0.35)	$(0.43)	$(0.62)	$(0.51)
Net asset value, end of period	$13.18	$11.73	$10.43	$12.22	$12.58
Total return (%) (r)(s)(t)	15.56	15.84	(10.79)	2.05	12.25

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.31	0.31	0.38	0.43	0.49
Expenses after expense reductions (f)(h)	0.31	0.31	0.38	0.43	0.45
Net investment income	2.33	2.95	3.06	3.04	2.96
Portfolio turnover	12	5	62	11	8
Net assets at end of period (000 omitted)	$560,089	$363,769	$264,183	$285,817	$298,190

	Years ended 5/31
Class B	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.64	$10.35	$12.11	$12.46	$11.57

Income (loss) from investment operations
Net investment income (d)	$0.20	$0.25	$0.25	$0.29	$0.28
Net realized and unrealized gain (loss) on investments	1.50	1.31	(1.66)	(0.11)	1.04
Total from investment operations	$1.70	$1.56	$(1.41)	$0.18	$1.32

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.27)	$(0.28)	$(0.27)	$(0.28)
From net realized gain on investments	—	—	(0.07)	(0.26)	(0.15)
Total distributions declared to shareholders	$(0.24)	$(0.27)	$(0.35)	$(0.53)	$(0.43)
Net asset value, end of period	$13.10	$11.64	$10.35	$12.11	$12.46
Total return (%) (r)(s)(t)	14.70	15.04	(11.41)	1.43	11.52

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.06	1.06	1.06	1.08	1.14
Expenses after expense reductions (f)(h)	1.06	1.06	1.06	1.08	1.10
Net investment income	1.59	2.21	2.38	2.38	2.32
Portfolio turnover	12	5	62	11	8
Net assets at end of period (000 omitted)	$131,167	$119,885	$111,281	$150,268	$162,210
See Notes to Financial Statements

Financial Highlights – continued

MFS CONSERVATIVE ALLOCATION FUND – continued

	Years ended 5/31
Class C	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.58	$10.31	$12.08	$12.44	$11.56

Income (loss) from investment operations
Net investment income (d)	$0.20	$0.25	$0.25	$0.29	$0.28
Net realized and unrealized gain (loss) on investments	1.50	1.30	(1.66)	(0.11)	1.03
Total from investment operations	$1.70	$1.55	$(1.41)	$0.18	$1.31

Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.28)	$(0.29)	$(0.28)	$(0.28)
From net realized gain on investments	—	—	(0.07)	(0.26)	(0.15)
Total distributions declared to shareholders	$(0.26)	$(0.28)	$(0.36)	$(0.54)	$(0.43)
Net asset value, end of period	$13.02	$11.58	$10.31	$12.08	$12.44
Total return (%) (r)(s)(t)	14.76	15.02	(11.44)	1.42	11.47

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.06	1.06	1.06	1.08	1.14
Expenses after expense reductions (f)(h)	1.06	1.06	1.06	1.08	1.10
Net investment income	1.58	2.20	2.38	2.37	2.32
Portfolio turnover	12	5	62	11	8
Net assets at end of period (000 omitted)	$264,696	$179,262	$127,617	$146,794	$139,457

	Years ended 5/31
Class I	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.81	$10.50	$12.31	$12.67	$11.75

Income (loss) from investment operations
Net investment income (d)	$0.33	$0.36	$0.36	$0.42	$0.41
Net realized and unrealized gain (loss) on investments	1.53	1.33	(1.70)	(0.11)	1.06
Total from investment operations	$1.86	$1.69	$(1.34)	$0.31	$1.47

Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.38)	$(0.40)	$(0.41)	$(0.40)
From net realized gain on investments	—	—	(0.07)	(0.26)	(0.15)
Total distributions declared to shareholders	$(0.39)	$(0.38)	$(0.47)	$(0.67)	$(0.55)
Net asset value, end of period	$13.28	$11.81	$10.50	$12.31	$12.67
Total return (%) (r)(s)	15.93	16.08	(10.53)	2.39	12.72

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.06	0.06	0.06	0.08	0.14
Expenses after expense reductions (f)(h)	0.06	0.06	0.06	0.08	0.10
Net investment income	2.58	3.15	3.37	3.36	3.30
Portfolio turnover	12	5	62	11	8
Net assets at end of period (000 omitted)	$37,350	$22,334	$28,664	$31,455	$24,782

See Notes to Financial Statements

Financial Highlights – continued

MFS CONSERVATIVE ALLOCATION FUND – continued

	Years ended 5/31
Class R1	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.38	$10.13	$11.88	$12.31	$11.48

Income (loss) from investment operations
Net investment income (d)	$0.19	$0.25	$0.24	$0.27	$0.26
Net realized and unrealized gain (loss) on investments	1.47	1.27	(1.63)	(0.10)	1.04
Total from investment operations	$1.66	$1.52	$(1.39)	$0.17	$1.30

Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.27)	$(0.29)	$(0.34)	$(0.32)
From net realized gain on investments	—	—	(0.07)	(0.26)	(0.15)
Total distributions declared to shareholders	$(0.25)	$(0.27)	$(0.36)	$(0.60)	$(0.47)
Net asset value, end of period	$12.79	$11.38	$10.13	$11.88	$12.31
Total return (%) (r)(s)	14.68	15.03	(11.43)	1.32	11.44

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.06	1.06	1.06	1.14	1.30
Expenses after expense reductions (f)(h)	1.06	1.06	1.06	1.14	1.19
Net investment income	1.58	2.21	2.37	2.25	2.18
Portfolio turnover	12	5	62	11	8
Net assets at end of period (000 omitted)	$19,202	$14,914	$13,293	$14,563	$4,739

	Years ended 5/31
Class R2	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.46	$10.20	$11.97	$12.36	$11.51

Income (loss) from investment operations
Net investment income (d)	$0.26	$0.30	$0.30	$0.33	$0.32
Net realized and unrealized gain (loss) on investments	1.47	1.29	(1.65)	(0.10)	1.04
Total from investment operations	$1.73	$1.59	$(1.35)	$0.23	$1.36

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.33)	$(0.35)	$(0.36)	$(0.36)
From net realized gain on investments	—	—	(0.07)	(0.26)	(0.15)
Total distributions declared to shareholders	$(0.32)	$(0.33)	$(0.42)	$(0.62)	$(0.51)
Net asset value, end of period	$12.87	$11.46	$10.20	$11.97	$12.36
Total return (%) (r)(s)	15.25	15.58	(10.96)	1.79	12.00

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.56	0.56	0.56	0.65	0.85
Expenses after expense reductions (f)(h)	0.56	0.56	0.56	0.64	0.74
Net investment income	2.09	2.70	2.89	2.74	2.61
Portfolio turnover	12	5	62	11	8
Net assets at end of period (000 omitted)	$85,488	$67,403	$50,486	$53,613	$21,885

See Notes to Financial Statements

Financial Highlights – continued

MFS CONSERVATIVE ALLOCATION FUND – continued

	Years ended 5/31
Class R3	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.65	$10.36	$12.16	$12.52	$11.65

Income (loss) from investment operations
Net investment income (d)	$0.29	$0.34	$0.33	$0.37	$0.34
Net realized and unrealized gain (loss) on investments	1.51	1.30	(1.69)	(0.10)	1.06
Total from investment operations	$1.80	$1.64	$(1.36)	$0.27	$1.40

Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.35)	$(0.37)	$(0.37)	$(0.38)
From net realized gain on investments	—	—	(0.07)	(0.26)	(0.15)
Total distributions declared to shareholders	$(0.36)	$(0.35)	$(0.44)	$(0.63)	$(0.53)
Net asset value, end of period	$13.09	$11.65	$10.36	$12.16	$12.52
Total return (%) (r)(s)	15.59	15.88	(10.81)	2.14	12.18

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.31	0.32	0.31	0.40	0.53
Expenses after expense reductions (f)(h)	0.31	0.31	0.31	0.40	0.49
Net investment income	2.33	2.91	3.16	3.02	2.88
Portfolio turnover	12	5	62	11	8
Net assets at end of period (000 omitted)	$83,168	$58,744	$24,366	$23,001	$13,701

	Years ended 5/31
Class R4	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.73	$10.42	$12.22	$12.58	$11.68

Income (loss) from investment operations
Net investment income (d)	$0.32	$0.37	$0.36	$0.40	$0.39
Net realized and unrealized gain (loss) on investments	1.52	1.32	(1.69)	(0.10)	1.05
Total from investment operations	$1.84	$1.69	$(1.33)	$0.30	$1.44

Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.38)	$(0.40)	$(0.40)	$(0.39)
From net realized gain on investments	—	—	(0.07)	(0.26)	(0.15)
Total distributions declared to shareholders	$(0.39)	$(0.38)	$(0.47)	$(0.66)	$(0.54)
Net asset value, end of period	$13.18	$11.73	$10.42	$12.22	$12.58
Total return (%) (r)(s)	15.87	16.21	(10.52)	2.32	12.53

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.06	0.06	0.06	0.13	0.24
Expenses after expense reductions (f)(h)	0.06	0.06	0.06	0.13	0.20
Net investment income	2.58	3.20	3.38	3.29	3.22
Portfolio turnover	12	5	62	11	8
Net assets at end of period (000 omitted)	$28,777	$22,768	$17,248	$22,020	$15,512

See Notes to Financial Statements

Financial Highlights – continued

MFS CONSERVATIVE ALLOCATION FUND – continued

	Years ended 5/31
Class 529A	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.68	$10.38	$12.16	$12.52	$11.63

Income (loss) from investment operations
Net investment income (d)	$0.28	$0.32	$0.31	$0.34	$0.33
Net realized and unrealized gain (loss) on investments	1.50	1.32	(1.68)	(0.10)	1.05
Total from investment operations	$1.78	$1.64	$(1.37)	$0.24	$1.38

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.34)	$(0.34)	$(0.34)	$(0.34)
From net realized gain on investments	—	—	(0.07)	(0.26)	(0.15)
Total distributions declared to shareholders	$(0.34)	$(0.34)	$(0.41)	$(0.60)	$(0.49)
Net asset value, end of period	$13.12	$11.68	$10.38	$12.16	$12.52
Total return (%) (r)(s)(t)	15.42	15.80	(10.92)	1.84	12.00

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.41	0.41	0.48	0.65	0.74
Expenses after expense reductions (f)(h)	0.41	0.41	0.48	0.65	0.70
Net investment income	2.23	2.80	2.95	2.80	2.71
Portfolio turnover	12	5	62	11	8
Net assets at end of period (000 omitted)	$62,949	$46,487	$26,409	$28,935	$26,359

	Years ended 5/31
Class 529B	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.48	$10.23	$12.01	$12.40	$11.54

Income (loss) from investment operations
Net investment income (d)	$0.18	$0.24	$0.23	$0.26	$0.24
Net realized and unrealized gain (loss) on investments	1.48	1.28	(1.65)	(0.10)	1.04
Total from investment operations	$1.66	$1.52	$(1.42)	$0.16	$1.28

Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.27)	$(0.29)	$(0.29)	$(0.27)
From net realized gain on investments	—	—	(0.07)	(0.26)	(0.15)
Total distributions declared to shareholders	$(0.23)	$(0.27)	$(0.36)	$(0.55)	$(0.42)
Net asset value, end of period	$12.91	$11.48	$10.23	$12.01	$12.40
Total return (%) (r)(s)(t)	14.58	14.89	(11.50)	1.23	11.24

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.16	1.16	1.16	1.29	1.39
Expenses after expense reductions (f)(h)	1.16	1.16	1.16	1.29	1.35
Net investment income	1.49	2.08	2.28	2.10	2.04
Portfolio turnover	12	5	62	11	8
Net assets at end of period (000 omitted)	$16,656	$14,592	$9,339	$7,063	$3,779

See Notes to Financial Statements

Financial Highlights – continued

MFS CONSERVATIVE ALLOCATION FUND – continued

	Years ended 5/31
Class 529C	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.49	$10.23	$11.98	$12.35	$11.49

Income (loss) from investment operations
Net investment income (d)	$0.18	$0.23	$0.23	$0.26	$0.24
Net realized and unrealized gain (loss) on investments	1.48	1.29	(1.64)	(0.11)	1.04
Total from investment operations	$1.66	$1.52	$(1.41)	$0.15	$1.28

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.26)	$(0.27)	$(0.26)	$(0.27)
From net realized gain on investments	—	—	(0.07)	(0.26)	(0.15)
Total distributions declared to shareholders	$(0.24)	$(0.26)	$(0.34)	$(0.52)	$(0.42)
Net asset value, end of period	$12.91	$11.49	$10.23	$11.98	$12.35
Total return (%) (r)(s)(t)	14.57	14.92	(11.47)	1.18	11.22

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.16	1.16	1.16	1.30	1.39
Expenses after expense reductions (f)(h)	1.16	1.16	1.16	1.30	1.35
Net investment income	1.48	2.05	2.28	2.15	2.06
Portfolio turnover	12	5	62	11	8
Net assets at end of period (000 omitted)	$35,274	$28,492	$15,970	$16,618	$14,845

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 5/31
Class A	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.99	$10.42	$13.60	$14.27	$12.76

Income (loss) from investment operations
Net investment income (d)	$0.25	$0.29	$0.28	$0.33	$0.30
Net realized and unrealized gain (loss) on investments	2.27	1.62	(3.03)	(0.23)	1.71
Total from investment operations	$2.52	$1.91	$(2.75)	$0.10	$2.01

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.34)	$(0.35)	$(0.35)	$(0.34)
From net realized gain on investments	—	—	(0.08)	(0.42)	(0.16)
Total distributions declared to shareholders	$(0.33)	$(0.34)	$(0.43)	$(0.77)	$(0.50)
Net asset value, end of period	$14.18	$11.99	$10.42	$13.60	$14.27
Total return (%) (r)(s)(t)	21.17	18.30	(19.86)	0.69	16.02

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.30	0.30	0.37	0.41	0.46
Expenses after expense reductions (f)(h)	0.30	0.30	0.37	0.41	0.45
Net investment income	1.86	2.43	2.63	2.39	2.22
Portfolio turnover	12	7	44	8	6
Net assets at end of period (000 omitted)	$1,221,138	$787,430	$621,322	$855,064	$905,702

	Years ended 5/31
Class B	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.87	$10.32	$13.44	$14.13	$12.64

Income (loss) from investment operations
Net investment income (d)	$0.15	$0.20	$0.21	$0.24	$0.21
Net realized and unrealized gain (loss) on investments	2.24	1.60	(2.99)	(0.23)	1.69
Total from investment operations	$2.39	$1.80	$(2.78)	$0.01	$1.90

Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.25)	$(0.26)	$(0.28)	$(0.25)
From net realized gain on investments	—	—	(0.08)	(0.42)	(0.16)
Total distributions declared to shareholders	$(0.20)	$(0.25)	$(0.34)	$(0.70)	$(0.41)
Net asset value, end of period	$14.06	$11.87	$10.32	$13.44	$14.13
Total return (%) (r)(s)(t)	20.26	17.47	(20.40)	0.03	15.26

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.05	1.05	1.04	1.06	1.11
Expenses after expense reductions (f)(h)	1.05	1.05	1.04	1.06	1.10
Net investment income	1.12	1.69	1.95	1.74	1.58
Portfolio turnover	12	7	44	8	6
Net assets at end of period (000 omitted)	$369,100	$339,313	$319,556	$497,161	$559,478

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND – continued

	Years ended 5/31
Class C	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.83	$10.30	$13.41	$14.11	$12.63

Income (loss) from investment operations
Net investment income (d)	$0.14	$0.20	$0.21	$0.24	$0.21
Net realized and unrealized gain (loss) on investments	2.25	1.59	(2.97)	(0.24)	1.68
Total from investment operations	$2.39	$1.79	$(2.76)	$—	$1.89

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.26)	$(0.27)	$(0.28)	$(0.25)
From net realized gain on investments	—	—	(0.08)	(0.42)	(0.16)
Total distributions declared to shareholders	$(0.22)	$(0.26)	$(0.35)	$(0.70)	$(0.41)
Net asset value, end of period	$14.00	$11.83	$10.30	$13.41	$14.11
Total return (%) (r)(s)(t)	20.28	17.39	(20.32)	(0.03)	15.22

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.05	1.05	1.04	1.06	1.11
Expenses after expense reductions (f)(h)	1.05	1.05	1.04	1.06	1.10
Net investment income	1.11	1.69	1.95	1.74	1.58
Portfolio turnover	12	7	44	8	6
Net assets at end of period (000 omitted)	$517,524	$374,146	$304,786	$424,551	$455,611

	Years ended 5/31
Class I	2011	2010	2009	2008	2007
Net asset value, beginning of period	$12.12	$10.52	$13.74	$14.40	$12.87

Income (loss) from investment operations
Net investment income (d)	$0.29	$0.29	$0.32	$0.38	$0.35
Net realized and unrealized gain (loss) on investments	2.28	1.68	(3.07)	(0.23)	1.72
Total from investment operations	$2.57	$1.97	$(2.75)	$0.15	$2.07

Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.37)	$(0.39)	$(0.39)	$(0.38)
From net realized gain on investments	—	—	(0.08)	(0.42)	(0.16)
Total distributions declared to shareholders	$(0.36)	$(0.37)	$(0.47)	$(0.81)	$(0.54)
Net asset value, end of period	$14.33	$12.12	$10.52	$13.74	$14.40
Total return (%) (r)(s)	21.42	18.68	(19.58)	1.04	16.41

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.05	0.05	0.04	0.06	0.11
Expenses after expense reductions (f)(h)	0.05	0.05	0.04	0.06	0.10
Net investment income	2.16	2.49	2.95	2.74	2.57
Portfolio turnover	12	7	44	8	6
Net assets at end of period (000 omitted)	$32,434	$13,173	$37,294	$48,815	$44,957

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND – continued

	Years ended 5/31
Class R1	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.62	$10.12	$13.21	$13.94	$12.54

Income (loss) from investment operations
Net investment income (d)	$0.14	$0.19	$0.20	$0.22	$0.19
Net realized and unrealized gain (loss) on investments	2.20	1.57	(2.93)	(0.22)	1.67
Total from investment operations	$2.34	$1.76	$(2.73)	$—	$1.86

Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.26)	$(0.28)	$(0.31)	$(0.30)
From net realized gain on investments	—	—	(0.08)	(0.42)	(0.16)
Total distributions declared to shareholders	$(0.21)	$(0.26)	$(0.36)	$(0.73)	$(0.46)
Net asset value, end of period	$13.75	$11.62	$10.12	$13.21	$13.94
Total return (%) (r)(s)	20.26	17.40	(20.35)	(0.05)	15.06

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.05	1.05	1.04	1.12	1.28
Expenses after expense reductions (f)(h)	1.05	1.05	1.04	1.12	1.19
Net investment income	1.12	1.69	1.97	1.66	1.46
Portfolio turnover	12	7	44	8	6
Net assets at end of period (000 omitted)	$40,188	$34,274	$29,031	$33,921	$14,507

	Years ended 5/31
Class R2	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.78	$10.25	$13.39	$14.08	$12.64

Income (loss) from investment operations
Net investment income (d)	$0.21	$0.25	$0.26	$0.29	$0.25
Net realized and unrealized gain (loss) on investments	2.23	1.59	(2.98)	(0.22)	1.68
Total from investment operations	$2.44	$1.84	$(2.72)	$0.07	$1.93

Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.31)	$(0.34)	$(0.34)	$(0.33)
From net realized gain on investments	—	—	(0.08)	(0.42)	(0.16)
Total distributions declared to shareholders	$(0.29)	$(0.31)	$(0.42)	$(0.76)	$(0.49)
Net asset value, end of period	$13.93	$11.78	$10.25	$13.39	$14.08
Total return (%) (r)(s)	20.85	17.98	(19.97)	0.47	15.56

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.55	0.55	0.54	0.63	0.82
Expenses after expense reductions (f)(h)	0.55	0.55	0.54	0.63	0.74
Net investment income	1.62	2.19	2.46	2.15	1.86
Portfolio turnover	12	7	44	8	6
Net assets at end of period (000 omitted)	$181,917	$149,997	$121,453	$153,326	$68,519

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND – continued

	Years ended 5/31
Class R3	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.92	$10.36	$13.53	$14.20	$12.73

Income (loss) from investment operations
Net investment income (d)	$0.25	$0.28	$0.29	$0.33	$0.29
Net realized and unrealized gain (loss) on investments	2.25	1.62	(3.02)	(0.23)	1.69
Total from investment operations	$2.50	$1.90	$(2.73)	$0.10	$1.98

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.34)	$(0.36)	$(0.35)	$(0.35)
From net realized gain on investments	—	—	(0.08)	(0.42)	(0.16)
Total distributions declared to shareholders	$(0.33)	$(0.34)	$(0.44)	$(0.77)	$(0.51)
Net asset value, end of period	$14.09	$11.92	$10.36	$13.53	$14.20
Total return (%) (r)(s)	21.13	18.33	(19.77)	0.71	15.85

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.30	0.30	0.29	0.39	0.51
Expenses after expense reductions (f)(h)	0.30	0.30	0.29	0.39	0.49
Net investment income	1.87	2.41	2.72	2.41	2.15
Portfolio turnover	12	7	44	8	6
Net assets at end of period (000 omitted)	$167,138	$116,291	$86,364	$106,643	$87,814

	Years ended 5/31
Class R4	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.98	$10.41	$13.60	$14.25	$12.75

Income (loss) from investment operations
Net investment income (d)	$0.28	$0.32	$0.32	$0.36	$0.33
Net realized and unrealized gain (loss) on investments	2.27	1.62	(3.04)	(0.21)	1.70
Total from investment operations	$2.55	$1.94	$(2.72)	$0.15	$2.03

Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.37)	$(0.39)	$(0.38)	$(0.37)
From net realized gain on investments	—	—	(0.08)	(0.42)	(0.16)
Total distributions declared to shareholders	$(0.36)	$(0.37)	$(0.47)	$(0.80)	$(0.53)
Net asset value, end of period	$14.17	$11.98	$10.41	$13.60	$14.25
Total return (%) (r)(s)	21.50	18.59	(19.56)	1.01	16.24

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.05	0.05	0.04	0.11	0.21
Expenses after expense reductions (f)(h)	0.05	0.05	0.04	0.11	0.20
Net investment income	2.10	2.68	2.98	2.65	2.47
Portfolio turnover	12	7	44	8	6
Net assets at end of period (000 omitted)	$111,170	$80,706	$57,284	$65,841	$42,690

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND – continued

	Years ended 5/31
Class 529A	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.94	$10.38	$13.54	$14.20	$12.71

Income (loss) from investment operations
Net investment income (d)	$0.23	$0.27	$0.27	$0.30	$0.26
Net realized and unrealized gain (loss) on investments	2.26	1.62	(3.01)	(0.23)	1.70
Total from investment operations	$2.49	$1.89	$(2.74)	$0.07	$1.96

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.33)	$(0.34)	$(0.31)	$(0.31)
From net realized gain on investments	—	—	(0.08)	(0.42)	(0.16)
Total distributions declared to shareholders	$(0.31)	$(0.33)	$(0.42)	$(0.73)	$(0.47)
Net asset value, end of period	$14.12	$11.94	$10.38	$13.54	$14.20
Total return (%) (r)(s)(t)	21.05	18.19	(19.91)	0.44	15.67

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.40	0.40	0.47	0.63	0.71
Expenses after expense reductions (f)(h)	0.40	0.40	0.46	0.63	0.70
Net investment income	1.76	2.27	2.54	2.16	1.97
Portfolio turnover	12	7	44	8	6
Net assets at end of period (000 omitted)	$87,429	$64,419	$33,543	$40,969	$37,441

	Years ended 5/31
Class 529B	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.77	$10.24	$13.35	$14.01	$12.56

Income (loss) from investment operations
Net investment income (d)	$0.13	$0.18	$0.20	$0.20	$0.17
Net realized and unrealized gain (loss) on investments	2.23	1.60	(2.98)	(0.22)	1.68
Total from investment operations	$2.36	$1.78	$(2.78)	$(0.02)	$1.85

Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.25)	$(0.25)	$(0.22)	$(0.24)
From net realized gain on investments	—	—	(0.08)	(0.42)	(0.16)
Total distributions declared to shareholders	$(0.19)	$(0.25)	$(0.33)	$(0.64)	$(0.40)
Net asset value, end of period	$13.94	$11.77	$10.24	$13.35	$14.01
Total return (%) (r)(s)(t)	20.17	17.39	(20.51)	(0.18)	14.93

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.15	1.15	1.14	1.28	1.36
Expenses after expense reductions (f)(h)	1.15	1.15	1.14	1.28	1.35
Net investment income	1.02	1.60	1.86	1.51	1.32
Portfolio turnover	12	7	44	8	6
Net assets at end of period (000 omitted)	$25,421	$22,365	$19,147	$25,444	$22,586

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND – continued

	Years ended 5/31
Class 529C	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.75	$10.24	$13.35	$14.04	$12.58

Income (loss) from investment operations
Net investment income (d)	$0.13	$0.18	$0.19	$0.21	$0.17
Net realized and unrealized gain (loss) on investments	2.22	1.59	(2.96)	(0.23)	1.68
Total from investment operations	$2.35	$1.77	$(2.77)	$(0.02)	$1.85

Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.26)	$(0.26)	$(0.25)	$(0.23)
From net realized gain on investments	—	—	(0.08)	(0.42)	(0.16)
Total distributions declared to shareholders	$(0.21)	$(0.26)	$(0.34)	$(0.67)	$(0.39)
Net asset value, end of period	$13.89	$11.75	$10.24	$13.35	$14.04
Total return (%) (r)(s)(t)	20.13	17.26	(20.46)	(0.21)	14.94

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.15	1.15	1.14	1.28	1.36
Expenses after expense reductions (f)(h)	1.15	1.15	1.14	1.28	1.35
Net investment income	1.01	1.54	1.83	1.52	1.32
Portfolio turnover	12	7	44	8	6
Net assets at end of period (000 omitted)	$40,847	$28,486	$15,571	$17,376	$17,364
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 5/31
Class A	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.98	$10.23	$14.91	$16.05	$13.88

Income (loss) from investment operations
Net investment income (d)	$0.18	$0.22	$0.21	$0.23	$0.20
Net realized and unrealized gain (loss) on investments	2.96	1.82	(4.43)	(0.34)	2.48
Total from investment operations	$3.14	$2.04	$(4.22)	$(0.11)	$2.68

Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.29)	$(0.28)	$(0.35)	$(0.29)
From net realized gain on investments	—	—	(0.18)	(0.68)	(0.22)
Total distributions declared to shareholders	$(0.25)	$(0.29)	$(0.46)	$(1.03)	$(0.51)
Net asset value, end of period	$14.87	$11.98	$10.23	$14.91	$16.05
Total return (%) (r)(s)(t)	26.34	19.87	(27.93)	(0.77)	19.63

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.30	0.30	0.37	0.41	0.46
Expenses after expense reductions (f)(h)	0.30	0.30	0.37	0.40	0.44
Net investment income	1.34	1.85	1.95	1.53	1.36
Portfolio turnover	13	6	40	7	3
Net assets at end of period (000 omitted)	$1,258,969	$863,550	$711,516	$1,051,512	$1,129,667

	Years ended 5/31
Class B	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.83	$10.11	$14.70	$15.83	$13.70

Income (loss) from investment operations
Net investment income (d)	$0.08	$0.13	$0.14	$0.13	$0.10
Net realized and unrealized gain (loss) on investments	2.91	1.80	(4.37)	(0.34)	2.45
Total from investment operations	$2.99	$1.93	$(4.23)	$(0.21)	$2.55

Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.21)	$(0.18)	$(0.24)	$(0.20)
From net realized gain on investments	—	—	(0.18)	(0.68)	(0.22)
Total distributions declared to shareholders	$(0.14)	$(0.21)	$(0.36)	$(0.92)	$(0.42)
Net asset value, end of period	$14.68	$11.83	$10.11	$14.70	$15.83
Total return (%) (r)(s)(t)	25.40	19.01	(28.45)	(1.41)	18.85

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.05	1.05	1.04	1.06	1.11
Expenses after expense reductions (f)(h)	1.05	1.05	1.04	1.06	1.09
Net investment income	0.60	1.10	1.27	0.89	0.71
Portfolio turnover	13	6	40	7	3
Net assets at end of period (000 omitted)	$418,449	$380,612	$355,740	$593,661	$690,098

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class C	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.80	$10.09	$14.68	$15.81	$13.69

Income (loss) from investment operations
Net investment income (d)	$0.08	$0.13	$0.14	$0.13	$0.10
Net realized and unrealized gain (loss) on investments	2.91	1.79	(4.36)	(0.33)	2.44
Total from investment operations	$2.99	$1.92	$(4.22)	$(0.20)	$2.54

Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.21)	$(0.19)	$(0.25)	$(0.20)
From net realized gain on investments	—	—	(0.18)	(0.68)	(0.22)
Total distributions declared to shareholders	$(0.15)	$(0.21)	$(0.37)	$(0.93)	$(0.42)
Net asset value, end of period	$14.64	$11.80	$10.09	$14.68	$15.81
Total return (%) (r)(s)(t)	25.46	19.00	(28.45)	(1.37)	18.82

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.05	1.05	1.04	1.06	1.11
Expenses after expense reductions (f)(h)	1.05	1.05	1.04	1.06	1.09
Net investment income	0.59	1.09	1.27	0.89	0.71
Portfolio turnover	13	6	40	7	3
Net assets at end of period (000 omitted)	$492,337	$380,111	$321,565	$503,816	$542,939

	Years ended 5/31
Class I	2011	2010	2009	2008	2007
Net asset value, beginning of period	$12.06	$10.29	$15.02	$16.16	$13.97

Income (loss) from investment operations
Net investment income (d)	$0.22	$0.21	$0.25	$0.29	$0.26
Net realized and unrealized gain (loss) on investments	2.98	1.88	(4.48)	(0.34)	2.49
Total from investment operations	$3.20	$2.09	$(4.23)	$(0.05)	$2.75

Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.32)	$(0.32)	$(0.41)	$(0.34)
From net realized gain on investments	—	—	(0.18)	(0.68)	(0.22)
Total distributions declared to shareholders	$(0.28)	$(0.32)	$(0.50)	$(1.09)	$(0.56)
Net asset value, end of period	$14.98	$12.06	$10.29	$15.02	$16.16
Total return (%) (r)(s)	26.69	20.21	(27.71)	(0.41)	20.02

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.05	0.05	0.04	0.05	0.11
Expenses after expense reductions (f)(h)	0.05	0.05	0.04	0.05	0.09
Net investment income	1.62	1.82	2.28	1.89	1.71
Portfolio turnover	13	6	40	7	3
Net assets at end of period (000 omitted)	$31,064	$22,214	$52,761	$67,823	$61,883
See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class R1	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.57	$9.89	$14.43	$15.64	$13.59

Income (loss) from investment operations
Net investment income (d)	$0.08	$0.12	$0.13	$0.13	$0.08
Net realized and unrealized gain (loss) on investments	2.85	1.77	(4.29)	(0.35)	2.43
Total from investment operations	$2.93	$1.89	$(4.16)	$(0.22)	$2.51

Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.21)	$(0.20)	$(0.31)	$(0.24)
From net realized gain on investments	—	—	(0.18)	(0.68)	(0.22)
Total distributions declared to shareholders	$(0.15)	$(0.21)	$(0.38)	$(0.99)	$(0.46)
Net asset value, end of period	$14.35	$11.57	$9.89	$14.43	$15.64
Total return (%) (r)(s)	25.41	19.08	(28.49)	(1.49)	18.72

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.05	1.05	1.04	1.12	1.28
Expenses after expense reductions (f)(h)	1.05	1.05	1.04	1.12	1.19
Net investment income	0.59	1.09	1.28	0.86	0.58
Portfolio turnover	13	6	40	7	3
Net assets at end of period (000 omitted)	$42,188	$35,478	$31,915	$41,443	$17,596

	Years ended 5/31
Class R2	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.75	$10.04	$14.66	$15.82	$13.73

Income (loss) from investment operations
Net investment income (d)	$0.15	$0.19	$0.19	$0.19	$0.15
Net realized and unrealized gain (loss) on investments	2.89	1.78	(4.37)	(0.32)	2.45
Total from investment operations	$3.04	$1.97	$(4.18)	$(0.13)	$2.60

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.26)	$(0.26)	$(0.35)	$(0.29)
From net realized gain on investments	—	—	(0.18)	(0.68)	(0.22)
Total distributions declared to shareholders	$(0.22)	$(0.26)	$(0.44)	$(1.03)	$(0.51)
Net asset value, end of period	$14.57	$11.75	$10.04	$14.66	$15.82
Total return (%) (r)(s)	25.98	19.62	(28.09)	(0.95)	19.19

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.55	0.55	0.54	0.63	0.83
Expenses after expense reductions (f)(h)	0.55	0.55	0.54	0.63	0.74
Net investment income	1.10	1.60	1.77	1.31	1.02
Portfolio turnover	13	6	40	7	3
Net assets at end of period (000 omitted)	$189,357	$149,370	$126,516	$169,705	$71,128

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class R3	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.89	$10.16	$14.83	$15.97	$13.84

Income (loss) from investment operations
Net investment income (d)	$0.18	$0.21	$0.22	$0.23	$0.19
Net realized and unrealized gain (loss) on investments	2.94	1.81	(4.42)	(0.33)	2.47
Total from investment operations	$3.12	$2.02	$(4.20)	$(0.10)	$2.66

Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.29)	$(0.29)	$(0.36)	$(0.31)
From net realized gain on investments	—	—	(0.18)	(0.68)	(0.22)
Total distributions declared to shareholders	$(0.25)	$(0.29)	$(0.47)	$(1.04)	$(0.53)
Net asset value, end of period	$14.76	$11.89	$10.16	$14.83	$15.97
Total return (%) (r)(s)	26.38	19.85	(27.91)	(0.73)	19.55

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.30	0.30	0.29	0.39	0.51
Expenses after expense reductions (f)(h)	0.30	0.30	0.29	0.39	0.49
Net investment income	1.35	1.80	2.03	1.55	1.28
Portfolio turnover	13	6	40	7	3
Net assets at end of period (000 omitted)	$138,703	$103,043	$72,481	$99,983	$80,683

	Years ended 5/31
Class R4	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.97	$10.22	$14.92	$16.06	$13.89

Income (loss) from investment operations
Net investment income (d)	$0.22	$0.25	$0.25	$0.28	$0.24
Net realized and unrealized gain (loss) on investments	2.96	1.82	(4.45)	(0.34)	2.48
Total from investment operations	$3.18	$2.07	$(4.20)	$(0.06)	$2.72

Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.32)	$(0.32)	$(0.40)	$(0.33)
From net realized gain on investments	—	—	(0.18)	(0.68)	(0.22)
Total distributions declared to shareholders	$(0.28)	$(0.32)	$(0.50)	$(1.08)	$(0.55)
Net asset value, end of period	$14.87	$11.97	$10.22	$14.92	$16.06
Total return (%) (r)(s)	26.73	20.15	(27.69)	(0.48)	19.88

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.05	0.05	0.04	0.11	0.21
Expenses after expense reductions (f)(h)	0.05	0.05	0.04	0.11	0.20
Net investment income	1.59	2.14	2.28	1.88	1.60
Portfolio turnover	13	6	40	7	3
Net assets at end of period (000 omitted)	$59,722	$45,478	$40,455	$71,253	$49,144

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class 529A	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.90	$10.17	$14.83	$15.96	$13.81

Income (loss) from investment operations
Net investment income (d)	$0.17	$0.20	$0.20	$0.20	$0.16
Net realized and unrealized gain (loss) on investments	2.94	1.81	(4.42)	(0.33)	2.47
Total from investment operations	$3.11	$2.01	$(4.22)	$(0.13)	$2.63

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.28)	$(0.26)	$(0.32)	$(0.26)
From net realized gain on investments	—	—	(0.18)	(0.68)	(0.22)
Total distributions declared to shareholders	$(0.24)	$(0.28)	$(0.44)	$(1.00)	$(0.48)
Net asset value, end of period	$14.77	$11.90	$10.17	$14.83	$15.96
Total return (%) (r)(s)(t)	26.27	19.71	(28.06)	(0.91)	19.32

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.40	0.40	0.47	0.63	0.71
Expenses after expense reductions (f)(h)	0.40	0.40	0.47	0.63	0.69
Net investment income	1.24	1.65	1.86	1.31	1.10
Portfolio turnover	13	6	40	7	3
Net assets at end of period (000 omitted)	$123,673	$87,397	$42,897	$55,013	$49,948

	Years ended 5/31
Class 529B	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.71	$10.02	$14.59	$15.72	$13.62

Income (loss) from investment operations
Net investment income (d)	$0.07	$0.12	$0.12	$0.10	$0.07
Net realized and unrealized gain (loss) on investments	2.88	1.78	(4.33)	(0.33)	2.42
Total from investment operations	$2.95	$1.90	$(4.21)	$(0.23)	$2.49

Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.21)	$(0.18)	$(0.22)	$(0.17)
From net realized gain on investments	—	—	(0.18)	(0.68)	(0.22)
Total distributions declared to shareholders	$(0.14)	$(0.21)	$(0.36)	$(0.90)	$(0.39)
Net asset value, end of period	$14.52	$11.71	$10.02	$14.59	$15.72
Total return (%) (r)(s)(t)	25.26	18.88	(28.54)	(1.56)	18.52

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.15	1.15	1.14	1.28	1.36
Expenses after expense reductions (f)(h)	1.15	1.15	1.14	1.28	1.34
Net investment income	0.51	1.00	1.18	0.66	0.46
Portfolio turnover	13	6	40	7	3
Net assets at end of period (000 omitted)	$36,756	$32,394	$26,142	$34,861	$34,319

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class 529C	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.68	$10.00	$14.57	$15.71	$13.62

Income (loss) from investment operations
Net investment income (d)	$0.07	$0.11	$0.12	$0.10	$0.07
Net realized and unrealized gain (loss) on investments	2.87	1.78	(4.33)	(0.34)	2.42
Total from investment operations	$2.94	$1.89	$(4.21)	$(0.24)	$2.49

Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.21)	$(0.18)	$(0.22)	$(0.18)
From net realized gain on investments	—	—	(0.18)	(0.68)	(0.22)
Total distributions declared to shareholders	$(0.15)	$(0.21)	$(0.36)	$(0.90)	$(0.40)
Net asset value, end of period	$14.47	$11.68	$10.00	$14.57	$15.71
Total return (%) (r)(s)(t)	25.30	18.86	(28.54)	(1.61)	18.50

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.15	1.15	1.14	1.28	1.36
Expenses after expense reductions (f)(h)	1.15	1.15	1.14	1.28	1.34
Net investment income	0.50	0.93	1.12	0.67	0.45
Portfolio turnover	13	6	40	7	3
Net assets at end of period (000 omitted)	$48,397	$37,106	$19,471	$20,908	$20,282
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 5/31
Class A	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.87	$9.99	$15.80	$17.28	$14.44

Income (loss) from investment operations
Net investment income (d)	$0.10	$0.13	$0.07	$0.06	$0.04
Net realized and unrealized gain (loss) on investments	3.54	1.91	(5.48)	(0.47)	3.16
Total from investment operations	$3.64	$2.04	$(5.41)	$(0.41)	$3.20

Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.16)	$(0.16)	$(0.26)	$(0.12)
From net realized gain on investments	—	—	(0.24)	(0.81)	(0.24)
Total distributions declared to shareholders	$(0.18)	$(0.16)	$(0.40)	$(1.07)	$(0.36)
Net asset value, end of period	$15.33	$11.87	$9.99	$15.80	$17.28
Total return (%) (r)(s)(t)	30.77	20.39	(33.89)	(2.50)	22.45

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.32	0.32	0.39	0.41	0.49
Expenses after expense reductions (f)(h)	0.32	0.32	0.39	0.41	0.45
Net investment income	0.69	1.08	0.69	0.37	0.23
Portfolio turnover	11	10	23	9	3
Net assets at end of period (000 omitted)	$461,673	$341,600	$302,094	$469,636	$513,017

	Years ended 5/31
Class B	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.66	$9.83	$15.57	$17.03	$14.25

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$0.04	$0.00 (w)	$(0.05)	$(0.06)
Net realized and unrealized gain (loss) on investments	3.48	1.87	(5.38)	(0.46)	3.11
Total from investment operations	$3.47	$1.91	$(5.38)	$(0.51)	$3.05

Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.08)	$(0.12)	$(0.14)	$(0.03)
From net realized gain on investments	—	—	(0.24)	(0.81)	(0.24)
Total distributions declared to shareholders	$(0.08)	$(0.08)	$(0.36)	$(0.95)	$(0.27)
Net asset value, end of period	$15.05	$11.66	$9.83	$15.57	$17.03
Total return (%) (r)(s)(t)	29.77	19.43	(34.28)	(3.11)	21.60

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.07	1.07	1.06	1.07	1.14
Expenses after expense reductions (f)(h)	1.07	1.07	1.06	1.06	1.10
Net investment income (loss)	(0.04)	0.33	0.02	(0.29)	(0.41)
Portfolio turnover	11	10	23	9	3
Net assets at end of period (000 omitted)	$143,320	$129,829	$125,014	$219,017	$263,272

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class C	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.64	$9.81	$15.55	$17.02	$14.24

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$0.04	$0.00 (w)	$(0.05)	$(0.06)
Net realized and unrealized gain (loss) on investments	3.46	1.88	(5.38)	(0.46)	3.11
Total from investment operations	$3.45	$1.92	$(5.38)	$(0.51)	$3.05

Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.09)	$(0.12)	$(0.15)	$(0.03)
From net realized gain on investments	—	—	(0.24)	(0.81)	(0.24)
Total distributions declared to shareholders	$(0.08)	$(0.09)	$(0.36)	$(0.96)	$(0.27)
Net asset value, end of period	$15.01	$11.64	$9.81	$15.55	$17.02
Total return (%) (r)(s)(t)	29.73	19.51	(34.31)	(3.13)	21.65

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.07	1.07	1.06	1.07	1.14
Expenses after expense reductions (f)(h)	1.07	1.07	1.06	1.06	1.09
Net investment income (loss)	(0.05)	0.32	0.02	(0.28)	(0.42)
Portfolio turnover	11	10	23	9	3
Net assets at end of period (000 omitted)	$167,911	$130,115	$114,853	$190,963	$213,653

	Years ended 5/31
Class I	2011	2010	2009	2008	2007
Net asset value, beginning of period	$12.02	$10.12	$15.97	$17.45	$14.57

Income (loss) from investment operations
Net investment income (d)	$0.14	$0.12	$0.11	$0.12	$0.09
Net realized and unrealized gain (loss) on investments	3.58	1.97	(5.54)	(0.47)	3.20
Total from investment operations	$3.72	$2.09	$(5.43)	$(0.35)	$3.29

Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.19)	$(0.18)	$(0.32)	$(0.17)
From net realized gain on investments	—	—	(0.24)	(0.81)	(0.24)
Total distributions declared to shareholders	$(0.21)	$(0.19)	$(0.42)	$(1.13)	$(0.41)
Net asset value, end of period	$15.53	$12.02	$10.12	$15.97	$17.45
Total return (%) (r)(s)	31.09	20.59	(33.61)	(2.13)	22.91

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.07	0.08	0.06	0.06	0.14
Expenses after expense reductions (f)(h)	0.07	0.08	0.06	0.06	0.10
Net investment income	1.02	1.02	1.02	0.73	0.58
Portfolio turnover	11	10	23	9	3
Net assets at end of period (000 omitted)	$29,086	$22,721	$42,422	$60,291	$60,173

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class R1	2011		2010	2009	2008	2007
Net asset value, beginning of period	$11.44		$9.65	$15.32	$16.86	$14.15

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.00	)(w)	$0.04	$0.00 (w)	$(0.05)	$(0.08)
Net realized and unrealized gain (loss) on investments	3.41		1.84	(5.31)	(0.47)	3.10
Total from investment operations	$3.41		$1.88	$(5.31)	$(0.52)	$3.02

Less distributions declared to shareholders
From net investment income	$(0.09)		$(0.09)	$(0.12)	$(0.21)	$(0.07)
From net realized gain on investments	—		—	(0.24)	(0.81)	(0.24)
Total distributions declared to shareholders	$(0.09)		$(0.09)	$(0.36)	$(1.02)	$(0.31)
Net asset value, end of period	$14.76		$11.44	$9.65	$15.32	$16.86
Total return (%) (r)(s)	29.84		19.44	(34.31)	(3.21)	21.58

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.07		1.07	1.06	1.13	1.31
Expenses after expense reductions (f)(h)	1.07		1.07	1.06	1.13	1.19
Net investment income (loss)	(0.03)		0.34	0.03	(0.31)	(0.54)
Portfolio turnover	11		10	23	9	3
Net assets at end of period (000 omitted)	$25,554		$19,715	$18,424	$26,092	$12,146

	Years ended 5/31
Class R2	2011		2010	2009	2008	2007
Net asset value, beginning of period	$11.65		$9.82	$15.55	$17.06	$14.29

Income (loss) from investment operations
Net investment income (loss) (d)	$0.06		$0.09	$0.06	$0.02	$(0.02)
Net realized and unrealized gain (loss) on investments	3.47		1.88	(5.39)	(0.47)	3.14
Total from investment operations	$3.53		$1.97	$(5.33)	$(0.45)	$3.12

Less distributions declared to shareholders
From net investment income	$(0.15)		$(0.14)	$(0.16)	$(0.25)	$(0.11)
From net realized gain on investments	—		—	(0.24)	(0.81)	(0.24)
Total distributions declared to shareholders	$(0.15)		$(0.14)	$(0.40)	$(1.06)	$(0.35)
Net asset value, end of period	$15.03		$11.65	$9.82	$15.55	$17.06
Total return (%) (r)(s)	30.40		20.00	(33.94)	(2.77)	22.12

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.57		0.57	0.56	0.64	0.86
Expenses after expense reductions (f)(h)	0.57		0.57	0.56	0.64	0.74
Net investment income (loss)	0.47		0.81	0.53	0.16	(0.13)
Portfolio turnover	11		10	23	9	3
Net assets at end of period (000 omitted)	$108,592		$80,129	$68,324	$97,410	$45,727

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class R3	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.80	$9.94	$15.71	$17.19	$14.39

Income (loss) from investment operations
Net investment income (d)	$0.10	$0.13	$0.08	$0.06	$0.02
Net realized and unrealized gain (loss) on investments	3.51	1.90	(5.44)	(0.47)	3.16
Total from investment operations	$3.61	$2.03	$(5.36)	$(0.41)	$3.18

Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.17)	$(0.17)	$(0.26)	$(0.14)
From net realized gain on investments	—	—	(0.24)	(0.81)	(0.24)
Total distributions declared to shareholders	$(0.18)	$(0.17)	$(0.41)	$(1.07)	$(0.38)
Net asset value, end of period	$15.23	$11.80	$9.94	$15.71	$17.19
Total return (%) (r)(s)	30.72	20.33	(33.78)	(2.47)	22.41

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.32	0.32	0.31	0.40	0.54
Expenses after expense reductions (f)(h)	0.32	0.32	0.31	0.40	0.49
Net investment income	0.74	1.08	0.77	0.40	0.14
Portfolio turnover	11	10	23	9	3
Net assets at end of period (000 omitted)	$69,810	$50,899	$41,092	$57,129	$45,124

	Years ended 5/31
Class R4	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.89	$10.00	$15.80	$17.28	$14.43

Income (loss) from investment operations
Net investment income (d)	$0.13	$0.16	$0.11	$0.11	$0.07
Net realized and unrealized gain (loss) on investments	3.54	1.92	(5.49)	(0.48)	3.18
Total from investment operations	$3.67	$2.08	$(5.38)	$(0.37)	$3.25

Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.19)	$(0.18)	$(0.30)	$(0.16)
From net realized gain on investments	—	—	(0.24)	(0.81)	(0.24)
Total distributions declared to shareholders	$(0.21)	$(0.19)	$(0.42)	$(1.11)	$(0.40)
Net asset value, end of period	$15.35	$11.89	$10.00	$15.80	$17.28
Total return (%) (r)(s)	31.01	20.73	(33.66)	(2.24)	22.81

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.07	0.07	0.06	0.12	0.24
Expenses after expense reductions (f)(h)	0.07	0.07	0.06	0.12	0.20
Net investment income	0.93	1.34	1.00	0.67	0.47
Portfolio turnover	11	10	23	9	3
Net assets at end of period (000 omitted)	$69,880	$52,887	$45,153	$93,828	$84,407

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class 529A	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.81	$9.94	$15.71	$17.20	$14.38

Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$0.10	$0.06	$0.02	$(0.00	)(w)
Net realized and unrealized gain (loss) on investments	3.52	1.92	(5.44)	(0.48)	3.15
Total from investment operations	$3.60	$2.02	$(5.38)	$(0.46)	$3.15

Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.15)	$(0.15)	$(0.22)	$(0.09)
From net realized gain on investments	—	—	(0.24)	(0.81)	(0.24)
Total distributions declared to shareholders	$(0.17)	$(0.15)	$(0.39)	$(1.03)	$(0.33)
Net asset value, end of period	$15.24	$11.81	$9.94	$15.71	$17.20
Total return (%) (r)(s)(t)	30.60	20.29	(33.91)	(2.78)	22.16

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.42	0.42	0.49	0.64	0.74
Expenses after expense reductions (f)(h)	0.42	0.42	0.49	0.64	0.70
Net investment income (loss)	0.61	0.81	0.60	0.15	(0.02)
Portfolio turnover	11	10	23	9	3
Net assets at end of period (000 omitted)	$80,301	$61,720	$29,040	$45,509	$44,563

	Years ended 5/31
Class 529B	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.54	$9.73	$15.41	$16.87	$14.12

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$0.03	$(0.01)	$(0.08)	$(0.10)
Net realized and unrealized gain (loss) on investments	3.43	1.85	(5.33)	(0.46)	3.09
Total from investment operations	$3.41	$1.88	$(5.34)	$(0.54)	$2.99

Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.07)	$(0.10)	$(0.11)	$—
From net realized gain on investments	—	—	(0.24)	(0.81)	(0.24)
Total distributions declared to shareholders	$(0.06)	$(0.07)	$(0.34)	$(0.92)	$(0.24)
Net asset value, end of period	$14.89	$11.54	$9.73	$15.41	$16.87
Total return (%) (r)(s)(t)	29.61	19.29	(34.34)	(3.32)	21.37

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.17	1.17	1.16	1.29	1.39
Expenses after expense reductions (f)(h)	1.17	1.17	1.16	1.29	1.35
Net investment income (loss)	(0.12)	0.23	(0.07)	(0.51)	(0.66)
Portfolio turnover	11	10	23	9	3
Net assets at end of period (000 omitted)	$12,165	$11,954	$12,555	$24,237	$26,887

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class 529C	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.50	$9.71	$15.40	$16.88	$14.13

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$0.01	$(0.01)	$(0.08)	$(0.10)
Net realized and unrealized gain (loss) on investments	3.43	1.86	(5.33)	(0.47)	3.09
Total from investment operations	$3.41	$1.87	$(5.34)	$(0.55)	$2.99

Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.08)	$(0.11)	$(0.12)	$(0.00	)(w)
From net realized gain on investments	—	—	(0.24)	(0.81)	(0.24)
Total distributions declared to shareholders	$(0.09)	$(0.08)	$(0.35)	$(0.93)	$(0.24)
Net asset value, end of period	$14.82	$11.50	$9.71	$15.40	$16.88
Total return (%) (r)(s)(t)	29.72	19.26	(34.34)	(3.37)	21.39

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.17	1.17	1.16	1.29	1.39
Expenses after expense reductions (f)(h)	1.17	1.17	1.16	1.29	1.34
Net investment income (loss)	(0.14)	0.07	(0.10)	(0.51)	(0.69)
Portfolio turnover	11	10	23	9	3
Net assets at end of period (000 omitted)	$26,703	$20,162	$9,701	$12,991	$12,982

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying funds have varied expense and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund, and MFS Aggressive Growth Allocation Fund (the funds) are each a series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the funds’ Statements of Assets and Liabilities through the date that the financial statements were issued.

Each fund is a “fund of funds”, which invests the majority of its assets in other MFS mutual funds (hereafter referred to as “underlying affiliated funds” or “underlying funds”), which may have different fiscal year ends than the funds. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds invest their portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. Certain underlying funds invest a significant portion of their assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. Certain underlying funds invest in commodity-linked structured notes as part of their principal investment strategy. These structured notes are subject to prepayment, basis and counterparty risks. Certain underlying funds invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

The accounting policies of the underlying funds in which each fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds’ shareholder reports are not covered by this report.

Investment Valuations – Open-end investment companies (underlying funds) are generally valued at their net asset value per share. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” refers to the underlying fund in which the fund of fund invests.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as

Notes to Financial Statements – continued

provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swaps are generally valued at valuations provided by a third-party pricing service. Securities and other assets, including commodity-linked structured notes, generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of each fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Each fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments.

Notes to Financial Statements – continued

The following is a summary of the levels used as of May 31, 2011 in valuing each fund’s assets or liabilities:

	Level 1	Level 2	Level 3	Total
MFS Conservative Allocation Fund
Investments at Value
Mutual Funds	$1,324,045,803	$—	$—	$1,324,045,803

MFS Moderate Allocation Fund
Investments at Value
Mutual Funds	$2,793,270,878	$—	$—	$2,793,270,878

MFS Growth Allocation Fund
Investments at Value
Mutual Funds	$2,838,735,961	$—	$—	$2,838,735,961

MFS Aggressive Growth Allocation Fund
Investments at Value
Mutual Funds	$1,194,541,563	$—	$—	$1,194,541,563

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above for the MFS Aggressive Growth Allocation Fund, mutual funds amounting to $167,948,352 were considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when mutual funds are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The funds’ policy is to recognize transfers between the levels as of the end of the period.

Repurchase Agreements – Each fund entered into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. Each fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. Each fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to each fund under each such repurchase agreement. Each fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Derivatives – Each fund does not invest in derivatives directly. Each fund does invest in underlying funds that use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the underlying funds, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the underlying funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Indemnifications – Under each fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, each fund enters into agreements with service providers that may contain indemnification clauses. Each fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the funds that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on an accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income by each fund is affected by the timing of the declaration of dividends by the underlying funds in which each fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Each fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statements of Operations.

Fees Paid Indirectly – Each fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended May 31, 2011, is shown as a reduction of total expenses on the Statements of Operations for the MFS Conservative Allocation Fund, the MFS Moderate Allocation Fund, and the MFS Growth Allocation Fund. In the case of the MFS Aggressive Growth Allocation Fund, custody fees were not reduced.

Notes to Financial Statements – continued

Tax Matters and Distributions – Each fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by each fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

Year ended 5/31/11	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Ordinary income (including any short-term capital gains)	$28,878,797	$50,995,475	$38,000,240	$11,250,076

Year ended 5/31/10	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Ordinary income (including any short-term capital gains)	$22,383,037	$47,700,035	$43,864,845	$10,340,046

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/11	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Cost of investments	$1,114,266,027	$2,230,920,653	$2,195,487,403	$857,840,428
Gross appreciation	$209,803,754	$562,350,225	$643,248,558	$336,701,135
Gross depreciation	(23,978)	—	—	—
Net unrealized appreciation (depreciation)	$209,779,776	$562,350,225	$643,248,558	$336,701,135
Undistributed ordinary income	6,092,976	14,793,292	18,445,268	8,431,290
Capital loss carryforwards	(36,523,071)	(137,828,854)	(226,961,407)	(158,534,305)

As of May 31, 2011, the funds had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Expiration Date	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
5/31/17	$—	$—	$(892,383)	$(9,280,635)
5/31/18	(36,523,071)	(137,828,854)	(226,069,024)	(148,295,742)
5/31/19	—	—	—	(957,928)
	$(36,523,071)	$(137,828,854)	$(226,961,407)	$(158,534,305)

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – Each fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. Each fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. Each fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

Distributions declared to shareholders:

From net investment income

	MFS Conservative Allocation Fund		MFS Moderate Allocation Fund		MFS Growth Allocation Fund
	Year ended 5/31/11	Year ended 5/31/10	Year ended 5/31/11	Year ended 5/31/10	Year ended 5/31/11	Year ended 5/31/10
Class A	$13,337,855	$9,864,737	$24,275,323	$20,360,054	$18,856,721	$20,117,997
Class B	2,443,967	2,712,767	5,478,026	7,402,689	4,304,685	6,860,300
Class C	4,570,572	3,773,780	7,159,510	7,930,595	4,944,681	6,676,145
Class I	864,229	634,275	706,478	366,375	531,025	544,407
Class R1	347,470	351,718	620,011	748,398	433,992	656,489
Class R2	2,088,105	1,770,984	3,921,265	3,773,990	2,847,737	3,359,464
Class R3	2,034,086	1,023,034	3,573,409	2,900,003	2,295,838	2,295,056
Class R4	786,516	652,957	2,555,454	2,196,775	1,063,264	1,087,129
Class 529A	1,486,738	876,821	1,778,554	1,124,829	1,857,180	1,271,965
Class 529B	302,468	290,814	359,998	470,399	367,720	557,111
Class 529C	616,791	431,150	567,447	425,928	497,397	438,782
Total	$28,878,797	$22,383,037	$50,995,475	$47,700,035	$38,000,240	$43,864,845

	MFS Aggressive Growth Allocation Fund
	Year ended 5/31/11	Year ended 5/31/10
Class A	$5,062,205	$4,764,847
Class B	759,183	973,006
Class C	912,352	982,012
Class I	423,349	350,771
Class R1	151,353	164,350
Class R2	1,105,816	951,590
Class R3	832,348	739,288
Class R4	897,220	820,772
Class 529A	885,571	431,453
Class 529B	56,701	78,664
Class 529C	163,978	83,293
Total	$11,250,076	$10,340,046

(3)	Transactions with Affiliates

Investment Adviser – Each fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the funds. MFS receives no compensation under this agreement; however MFS receives management fees from the underlying MFS funds.

The investment adviser has agreed in writing to pay a portion of each fund’s operating expenses, exclusive of distribution and service fees, program manager fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that operating expenses do not exceed 0.10% annually of each fund’s average daily net assets. This written agreement will continue until modified by each fund’s Board of Trustees, but such agreement will continue at least until September 30, 2011. For the year ended May 31, 2011, each fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of each fund’s expenses related to this agreement.

In addition to the fees and expenses which each fund bears directly, each fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which a fund invests. Accordingly, the expense ratio for each fund reflects only those fees and expenses borne directly by each fund.

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received the following amounts for the year ended May 31, 2011, as its portion of the initial sales charge on sales of Class A and Class 529A shares of each fund.

	Class A	Class 529A
MFS Conservative Allocation Fund	$942,815	$32,654
MFS Moderate Allocation Fund	1,698,056	67,278
MFS Growth Allocation Fund	1,394,439	104,902
MFS Aggressive Growth Allocation Fund	259,297	103,236

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

Each fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	CLASS A
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	—	0.25%	0.25%	0.25%	$1,144,465
MFS Moderate Allocation Fund	—	0.25%	0.25%	0.25%	2,420,094
MFS Growth Allocation Fund	—	0.25%	0.25%	0.25%	2,597,272
MFS Aggressive Growth Allocation Fund	—	0.25%	0.25%	0.25%	989,152

	CLASS B
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$1,281,509
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	3,578,218
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	4,028,856
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	1,381,246

	CLASS C
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$2,182,395
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	4,349,933
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	4,314,954
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	1,473,800

	CLASS R1
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$170,767
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	375,644
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	382,039
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	226,564

	CLASS R2
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.25%	0.25%	0.50%	0.50%	$399,756
MFS Moderate Allocation Fund	0.25%	0.25%	0.50%	0.50%	870,870
MFS Growth Allocation Fund	0.25%	0.25%	0.50%	0.50%	869,036
MFS Aggressive Growth Allocation Fund	0.25%	0.25%	0.50%	0.50%	496,027

Notes to Financial Statements – continued

	CLASS R3
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	—	0.25%	0.25%	0.25%	$174,141
MFS Moderate Allocation Fund	—	0.25%	0.25%	0.25%	347,311
MFS Growth Allocation Fund	—	0.25%	0.25%	0.25%	306,064
MFS Aggressive Growth Allocation Fund	—	0.25%	0.25%	0.25%	152,181

	CLASS 529A
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	—	0.25%	0.25%	0.25%	$135,434
MFS Moderate Allocation Fund	—	0.25%	0.25%	0.25%	185,203
MFS Growth Allocation Fund	—	0.25%	0.25%	0.25%	260,862
MFS Aggressive Growth Allocation Fund	—	0.25%	0.25%	0.25%	176,360

	CLASS 529B
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$162,721
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	243,979
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	353,941
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	120,072

	CLASS 529C
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$312,667
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	344,296
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	425,315
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	233,698

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Total Distribution and Service Fees	$5,963,855	$12,715,548	$13,538,339	$5,249,100

(d)	In accordance with the distribution plan for certain classes, each fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2011 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2011, were as follows:

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Class A	$2,290	$4,109	$11,147	$369
Class B	151,857	380,685	452,998	178,778
Class C	39,475	44,314	35,475	16,022
Class 529B	3,294	2,483	14,062	4,301
Class 529C	314	337	786	340

Notes to Financial Statements – continued

Each fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. Each fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. Effective July 1, 2011, MFD has agreed to waive 0.05% of this annual fee. This waiver agreement will continue until modified by each fund’s Board of Trustees but such agreement will continue at least until September 30, 2012, after which MFD may eliminate this waiver without a vote of the fund’s Board of Trustees. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended May 31, 2011, were as follows:

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Class 529A	$54,174	$74,081	$104,345	$70,544
Class 529B	16,272	24,397	35,394	12,007
Class 529C	31,267	34,430	42,531	23,370
Total Program Manager Fees	$101,713	$132,908	$182,270	$105,921

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, provides shareholder services and transfer agent services to the funds. Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and the underlying funds (other than the MFS Global Real Estate Fund, MFS Global Bond Fund, and MFS Commodity Strategy Fund) in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including out-of-pocket and sub-accounting fees, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended May 31, 2011, shareholder servicing expenses incurred by the funds, including out-of-pocket expenses, are disclosed on the Statements of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to each fund. Under an administrative services agreement, each fund partially reimburses MFS the costs incurred to provide these services. Each fund pays an annual fixed amount of $17,500. The administrative services fee incurred for the year ended May 31, 2011 was equivalent to the following annual effective rates of each fund’s average daily net assets:

MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
0.0016%	0.0007%	0.0007%	0.0017%

Trustees’ and Officers’ Compensation – Each fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The funds do not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the funds from MFS. Certain officers and Trustees of the funds are officers or directors of MFS, MFD, and MFSC.

Other – Each fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended May 31, 2011, the aggregate fees paid by each fund to Tarantino LLC and Griffin Compliance LLC are included in miscellaneous expense on the Statements of Operations and are as follows:

MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
$10,033	$21,103	$22,182	$9,532

MFS has agreed to reimburse each fund for a portion of the payments made by the funds in the following amounts which are shown as a reduction of total expenses in the Statements of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
$5,048	$10,644	$11,128	$4,768

The funds invest in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statements of Operations. This money market fund does not pay a management fee to MFS.

Notes to Financial Statements – continued

(4)	Portfolio Securities

Purchases and sales of shares of underlying funds aggregated the following:

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Purchases	$358,187,616	$614,744,094	$441,848,836	$114,441,961
Sales	$137,648,626	$284,060,749	$315,496,297	$124,431,206

(5)	Shares of Beneficial Interest

Each fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	MFS Conservative Allocation Fund				MFS Moderate Allocation Fund
	Year ended 5/31/11		Year ended 5/31/10		Year ended 5/31/11		Year ended 5/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	20,007,468	$250,978,578	13,035,023	$151,232,623	32,771,460	$436,864,468	19,466,982	$231,838,655
Class B	3,064,552	38,204,450	2,149,111	24,729,109	5,228,488	69,115,032	3,799,756	44,576,742
Class C	7,759,148	96,489,022	5,692,277	65,200,588	10,185,429	134,079,028	7,013,514	82,387,915
Class I	1,614,338	20,711,878	988,545	11,237,276	1,932,390	25,737,373	979,963	11,440,673
Class R1	542,160	6,572,577	540,053	6,051,179	808,004	10,308,287	834,584	9,515,675
Class R2	3,250,709	39,424,955	2,501,576	28,346,342	4,610,914	59,217,428	3,871,853	45,100,410
Class R3	2,892,552	36,241,488	4,408,920	51,355,415	4,996,859	66,172,648	4,142,446	49,632,101
Class R4	799,482	10,005,929	798,893	9,266,709	2,705,838	35,841,596	2,523,121	29,905,406
Class 529A	1,848,822	23,067,525	2,131,696	24,889,517	2,120,207	28,073,782	2,972,878	36,011,130
Class 529B	430,475	5,275,489	473,818	5,324,159	539,758	6,977,620	494,170	5,725,783
Class 529C	1,051,755	12,968,112	1,370,167	15,758,355	1,169,227	15,087,598	1,374,085	16,299,471
	43,261,461	$539,940,003	34,090,079	$393,391,272	67,068,574	$887,474,860	47,473,352	$562,433,961

Shares issued to shareholders in reinvestment of distributions
Class A	977,390	$12,298,274	749,036	$8,718,778	1,665,957	$22,327,602	1,592,852	$19,162,012
Class B	173,116	2,165,916	210,731	2,442,377	363,213	4,824,277	573,930	6,858,464
Class C	279,181	3,474,209	243,408	2,806,497	397,762	5,264,486	479,847	5,714,979
Class I	60,404	765,255	52,942	620,483	19,614	265,287	19,781	240,343
Class R1	28,423	347,468	31,038	351,661	47,681	619,929	63,963	748,368
Class R2	164,606	2,022,624	153,469	1,748,011	294,547	3,876,638	315,260	3,732,676
Class R3	162,823	2,034,078	88,420	1,023,022	268,233	3,572,445	242,475	2,900,003
Class R4	62,551	786,492	56,144	652,957	190,893	2,555,088	182,912	2,196,775
Class 529A	118,643	1,486,555	75,588	876,821	133,268	1,778,554	93,804	1,124,711
Class 529B	24,531	302,448	25,421	290,814	27,348	359,998	39,696	470,399
Class 529C	50,031	616,791	37,688	431,150	43,220	567,447	35,977	425,614
	2,101,699	$26,300,110	1,723,885	$19,962,571	3,451,736	$46,011,751	3,640,497	$43,574,344

Notes to Financial Statements – continued

	MFS Conservative Allocation Fund – continued				MFS Moderate Allocation Fund – continued
	Year ended 5/31/11		Year ended 5/31/10		Year ended 5/31/11		Year ended 5/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(9,508,952)	$(119,616,148)	(8,109,676)	$(93,839,844)	(14,019,730)	$(183,652,754)	(15,017,640)	$(176,132,443)
Class B	(3,526,133)	(44,184,535)	(2,809,752)	(32,153,452)	(7,935,133)	(104,354,516)	(6,741,526)	(78,592,663)
Class C	(3,182,750)	(39,560,982)	(2,833,585)	(32,377,783)	(5,250,569)	(67,946,003)	(5,466,674)	(63,528,028)
Class I	(752,399)	(9,562,595)	(1,881,105)	(21,762,024)	(776,626)	(10,286,973)	(3,458,901)	(40,934,939)
Class R1	(380,374)	(4,615,213)	(572,610)	(6,445,256)	(883,418)	(11,318,774)	(818,265)	(9,311,350)
Class R2	(2,657,177)	(32,604,123)	(1,723,341)	(19,523,019)	(4,584,274)	(60,086,888)	(3,306,523)	(38,362,588)
Class R3	(1,743,971)	(21,804,153)	(1,807,106)	(21,130,156)	(3,165,924)	(41,566,954)	(2,962,935)	(35,075,012)
Class R4	(619,778)	(7,694,058)	(568,721)	(6,610,064)	(1,788,172)	(23,481,269)	(1,472,583)	(17,368,390)
Class 529A	(1,151,453)	(14,326,945)	(770,249)	(8,741,612)	(1,458,432)	(19,058,516)	(903,169)	(10,605,288)
Class 529B	(436,282)	(5,405,664)	(140,982)	(1,588,524)	(643,872)	(8,388,149)	(502,183)	(5,759,022)
Class 529C	(849,790)	(10,392,652)	(488,930)	(5,533,751)	(697,088)	(8,981,914)	(506,563)	(5,889,002)
	(24,809,059)	$(309,767,068)	(21,706,057)	$(249,705,485)	(41,203,238)	$(539,122,710)	(41,156,962)	$(481,558,725)

Net change
Class A	11,475,906	$143,660,704	5,674,383	$66,111,557	20,417,687	$275,539,316	6,042,194	$74,868,224
Class B	(288,465)	(3,814,169)	(449,910)	(4,981,966)	(2,343,432)	(30,415,207)	(2,367,840)	(27,157,457)
Class C	4,855,579	60,402,249	3,102,100	35,629,302	5,332,622	71,397,511	2,026,687	24,574,866
Class I	922,343	11,914,538	(839,618)	(9,904,265)	1,175,378	15,715,687	(2,459,157)	(29,253,923)
Class R1	190,209	2,304,832	(1,519)	(42,416)	(27,733)	(390,558)	80,282	952,693
Class R2	758,138	8,843,456	931,704	10,571,334	321,187	3,007,178	880,590	10,470,498
Class R3	1,311,404	16,471,413	2,690,234	31,248,281	2,099,168	28,178,139	1,421,986	17,457,092
Class R4	242,255	3,098,363	286,316	3,309,602	1,108,559	14,915,415	1,233,450	14,733,791
Class 529A	816,012	10,227,135	1,437,035	17,024,726	795,043	10,793,820	2,163,513	26,530,553
Class 529B	18,724	172,273	358,257	4,026,449	(76,766)	(1,050,531)	31,683	437,160
Class 529C	251,996	3,192,251	918,925	10,655,754	515,359	6,673,131	903,499	10,836,083
	20,554,101	$256,473,045	14,107,907	$163,648,358	29,317,072	$394,363,901	9,956,887	$124,449,580

Notes to Financial Statements – continued

	MFS Growth Allocation Fund				MFS Aggressive Growth Allocation Fund
	Year ended 5/31/11		Year ended 5/31/10		Year ended 5/31/11		Year ended 5/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	24,947,039	$342,484,108	15,924,379	$189,736,616	6,971,799	$96,824,368	5,855,417	$68,810,363
Class B	3,953,403	53,620,087	3,460,544	40,703,470	1,115,766	15,141,169	1,174,754	13,627,269
Class C	6,753,988	91,260,222	5,709,453	67,084,357	2,032,463	27,840,123	1,999,568	23,172,839
Class I	833,766	11,777,748	833,433	9,479,746	526,406	7,348,438	848,720	9,564,516
Class R1	624,505	8,133,559	766,122	8,644,348	446,976	5,870,889	506,291	5,677,193
Class R2	3,548,289	46,454,357	3,180,538	36,961,452	2,528,059	32,868,391	1,895,858	21,897,509
Class R3	3,885,906	52,082,412	3,386,193	40,640,055	1,854,596	25,151,018	1,609,521	18,866,645
Class R4	998,867	13,496,762	1,208,558	14,422,670	1,212,878	16,895,621	1,474,922	17,339,749
Class 529A	2,401,177	32,468,961	4,021,812	49,173,564	1,191,758	16,303,689	3,164,109	39,263,919
Class 529B	515,124	6,736,740	622,687	7,176,689	141,626	1,880,811	181,083	2,056,507
Class 529C	929,323	12,324,661	1,622,897	19,499,425	456,950	6,087,542	1,016,484	12,294,455
	49,391,387	$670,839,617	40,736,616	$483,522,392	18,479,277	$252,212,059	19,726,727	$232,570,964

Shares issued to shareholders in reinvestment of distributions
Class A	1,282,204	$17,771,344	1,569,446	$19,178,616	338,952	$4,813,120	370,458	$4,556,634
Class B	286,219	3,926,928	538,108	6,511,101	50,112	700,560	76,829	931,171
Class C	284,519	3,892,217	432,522	5,220,535	52,943	738,547	65,907	796,783
Class I	33,565	467,892	39,789	488,614	28,530	409,986	27,256	339,068
Class R1	32,363	433,992	55,447	656,489	11,040	151,353	13,704	162,937
Class R2	207,509	2,820,043	276,835	3,319,249	78,381	1,092,634	77,782	939,611
Class R3	166,970	2,295,838	189,205	2,295,056	58,990	832,348	60,498	739,288
Class R4	76,825	1,063,264	89,109	1,087,129	63,185	897,220	66,729	820,772
Class 529A	134,867	1,857,113	104,635	1,271,319	62,709	885,443	35,245	431,399
Class 529B	27,078	367,720	46,465	557,111	4,097	56,701	6,553	78,640
Class 529C	36,746	497,169	36,702	438,782	11,914	163,978	6,992	83,293
	2,568,865	$35,393,520	3,378,263	$41,024,001	760,853	$10,741,890	807,953	$9,879,596

Shares reacquired
Class A	(13,661,298)	$(185,071,890)	(14,990,013)	$(177,613,191)	(5,969,431)	$(81,081,024)	(7,673,658)	$(90,080,198)
Class B	(7,913,380)	(105,986,860)	(7,013,002)	(82,207,561)	(2,778,262)	(37,332,399)	(2,835,461)	(32,818,742)
Class C	(5,611,073)	(74,360,761)	(5,804,487)	(67,832,550)	(2,081,237)	(27,774,102)	(2,588,029)	(29,830,335)
Class I	(635,501)	(8,804,980)	(4,159,772)	(49,018,634)	(572,043)	(8,078,737)	(3,180,094)	(37,271,128)
Class R1	(783,620)	(10,018,674)	(980,496)	(11,237,009)	(449,208)	(5,898,320)	(705,712)	(8,014,525)
Class R2	(3,479,386)	(46,311,131)	(3,345,711)	(38,925,366)	(2,261,164)	(30,355,073)	(2,054,866)	(23,728,427)
Class R3	(3,320,890)	(44,759,282)	(2,047,443)	(24,335,205)	(1,644,639)	(22,443,315)	(1,490,830)	(17,643,963)
Class R4	(857,400)	(11,611,311)	(1,458,982)	(17,450,939)	(1,173,831)	(16,094,810)	(1,605,354)	(19,085,132)
Class 529A	(1,504,962)	(20,162,201)	(1,004,161)	(11,871,566)	(1,212,169)	(16,407,266)	(892,725)	(10,478,752)
Class 529B	(777,877)	(10,340,113)	(512,339)	(5,936,514)	(364,842)	(4,799,844)	(442,486)	(4,994,353)
Class 529C	(798,159)	(10,477,209)	(430,845)	(4,959,226)	(419,186)	(5,569,460)	(269,977)	(3,092,339)
	(39,343,546)	$(527,904,412)	(41,747,251)	$(491,387,761)	(18,926,012)	$(255,834,350)	(23,739,192)	$(277,037,894)

Notes to Financial Statements – continued

	MFS Growth Allocation Fund – continued				MFS Aggressive Growth Allocation Fund – continued
	Year ended 5/31/11		Year ended 5/31/10		Year ended 5/31/11		Year ended 5/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net change
Class A	12,567,945	$175,183,562	2,503,812	$31,302,041	1,341,320	$20,556,464	(1,447,783)	$(16,713,201)
Class B	(3,673,758)	(48,439,845)	(3,014,350)	(34,992,990)	(1,612,384)	(21,490,670)	(1,583,878)	(18,260,302)
Class C	1,427,434	20,791,678	337,488	4,472,342	4,169	804,568	(522,554)	(5,860,713)
Class I	231,830	3,440,660	(3,286,550)	(39,050,274)	(17,107)	(320,313)	(2,304,118)	(27,367,544)
Class R1	(126,752)	(1,451,123)	(158,927)	(1,936,172)	8,808	123,922	(185,717)	(2,174,395)
Class R2	276,412	2,963,269	111,662	1,355,335	345,276	3,605,952	(81,226)	(891,307)
Class R3	731,986	9,618,968	1,527,955	18,599,906	268,947	3,540,051	179,189	1,961,970
Class R4	218,292	2,948,715	(161,315)	(1,941,140)	102,232	1,698,031	(63,703)	(924,611)
Class 529A	1,031,082	14,163,873	3,122,286	38,573,317	42,298	781,866	2,306,629	29,216,566
Class 529B	(235,675)	(3,235,653)	156,813	1,797,286	(219,119)	(2,862,332)	(254,850)	(2,859,206)
Class 529C	167,910	2,344,621	1,228,754	14,978,981	49,678	682,060	753,499	9,285,409
	12,616,706	$178,328,725	2,367,628	$33,158,632	314,118	$7,119,599	(3,204,512)	$(34,587,334)

(6)	Line of Credit

Each fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, each fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended May 31, 2011, each fund’s commitment fee and interest expense were as follows and are included in miscellaneous expense on the Statements of Operations:

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Commitment Fee	$10,846	$22,872	$24,100	$10,404
Interest Expense	$—	$—	$—	$—

(7)	Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, each fund assumes the following to be affiliated issuers:

	MFS Conservative Allocation Fund
Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Absolute Return Fund	—	1,377,674	—	1,377,674
MFS Commodity Strategy Fund	—	1,149,653	(192,496)	957,157
MFS Core Growth Fund	3,466,455	1,034,801	(407,436)	4,093,820
MFS Diversified Target Return Fund	2,028,244	864,351	(1,456,544)	1,436,051
MFS Emerging Markets Debt Fund	3,333,823	723,225	(1,356,171)	2,700,877
MFS Global Bond Fund	—	6,233,419	(110,894)	6,122,525
MFS Global Real Estate Fund	661,557	343,881	(108,197)	897,241
MFS Government Securities Fund	9,528,199	3,711,716	(394,543)	12,845,372
MFS High Income Fund	14,493,400	4,558,124	(384,265)	18,667,259
MFS Inflation-Adjusted Bond Fund	9,546,913	3,167,139	(354,691)	12,359,361
MFS International Growth Fund	851,836	213,741	(113,664)	951,913
MFS Institutional Money Market Portfolio	—	24,994,355	(24,994,308)	47
MFS International Value Fund	831,801	206,003	(74,729)	963,075

Notes to Financial Statements – continued

	MFS Conservative Allocation Fund – continued
Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Limited Maturity Fund	15,558,592	6,186,771	(419,358)	21,326,005
MFS Mid Cap Growth Fund	4,767,471	1,362,174	(883,672)	5,245,973
MFS Mid Cap Value Fund	3,273,296	793,048	(446,189)	3,620,155
MFS New Discovery Fund	903,571	242,287	(207,204)	938,654
MFS New Discovery Value Fund	—	68,364	—	68,364
MFS Research Bond Fund	18,796,081	5,479,301	(3,225,501)	21,049,881
MFS Research Fund	2,890,190	650,655	(612,996)	2,927,849
MFS Research International Fund	2,807,757	698,081	(360,138)	3,145,700
MFS Value Fund	2,660,253	801,953	(229,448)	3,232,758

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Absolute Return Fund	$—	$—	$—	$13,900,729
MFS Commodity Strategy Fund	270,989	—	30,872	13,227,908
MFS Core Growth Fund	49,820	—	—	79,624,796
MFS Diversified Target Return Fund	783,109	—	591,833	13,168,589
MFS Emerging Markets Debt Fund	1,566,741	707,554	1,793,258	39,729,899
MFS Global Bond Fund	(30,138)	184,173	1,615,061	65,939,598
MFS Global Real Estate Fund	(24,754)	1,323,619	669,086	13,315,058
MFS Government Securities Fund	6,067	—	3,640,555	131,921,969
MFS High Income Fund	(3,445)	—	4,101,340	66,268,768
MFS Inflation-Adjusted Bond Fund	(18,726)	427,668	2,388,520	131,627,191
MFS International Growth Fund	84,409	—	214,567	26,767,799
MFS Institutional Money Market Portfolio	—	—	411	47
MFS International Value Fund	17,972	—	282,885	26,638,661
MFS Limited Maturity Fund	(95,683)	—	3,821,167	131,794,711
MFS Mid Cap Growth Fund	859,221	—	—	52,984,324
MFS Mid Cap Value Fund	491,202	—	378,407	53,035,267
MFS New Discovery Fund	366,945	1,326,492	—	26,516,987
MFS New Discovery Value Fund	—	—	—	698,681
MFS Research Bond Fund	(146,279)	—	7,789,449	224,181,235
MFS Research Fund	(31,528)	—	636,862	79,666,768
MFS Research International Fund	(88,767)	—	678,118	53,413,986
MFS Value Fund	(39,058)	—	1,090,282	79,622,832
	$4,018,097	$3,969,506	$29,722,673	$1,324,045,803

	MFS Moderate Allocation Fund
Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Absolute Value Fund	—	1,215,936	—	1,215,936
MFS Commodity Strategy Fund	—	6,968,158	(895,699)	6,072,459
MFS Core Growth Fund	11,217,338	1,431,505	(1,140,292)	11,508,551
MFS Diversified Target Return Fund	2,214,138	851,140	(1,372,570)	1,692,708
MFS Emerging Markets Debt Fund	7,283,854	1,588,041	(3,184,853)	5,687,042
MFS Global Bond Fund	—	13,283,379	(374,757)	12,908,622
MFS Global Real Estate Fund	2,841,085	1,254,374	(307,732)	3,787,727
MFS Government Securities Fund	20,668,283	7,888,906	(1,480,248)	27,076,941
MFS High Income Fund	31,638,426	9,055,788	(1,414,613)	39,279,601
MFS Inflation-Adjusted Bond Fund	10,354,903	3,485,560	(813,775)	13,026,688
MFS International Growth Fund	2,733,178	419,555	(140,390)	3,012,343
MFS International New Discovery Fund	1,088,602	148,386	(68,778)	1,168,210
MFS International Value Fund	2,674,299	459,551	(86,770)	3,047,080
MFS Institutional Money Market Portfolio	—	37,206,320	(37,206,287)	33
MFS Mid Cap Growth Fund	18,362,093	2,502,307	(1,503,847)	19,360,553
MFS Mid Cap Value Fund	12,613,179	1,332,986	(588,021)	13,358,144
MFS New Discovery Fund	2,968,571	434,762	(434,049)	2,969,284

Notes to Financial Statements – continued

	MFS Moderate Allocation Fund – continued
Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS New Discovery Value Fund	—	17,926	—	17,926
MFS Research Bond Fund	30,642,936	8,294,238	(7,621,897)	31,315,277
MFS Research Fund	8,019,837	1,073,263	(862,317)	8,230,783
MFS Research International Fund	8,988,553	1,361,284	(392,336)	9,957,501
MFS Value Fund	8,618,663	1,281,154	(820,086)	9,079,731

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Absolute Value Fund	$—	$—	$—	$12,268,793
MFS Commodity Strategy Fund	1,354,986	—	195,999	83,921,389
MFS Core Growth Fund	(2,307,307)	—	—	223,841,326
MFS Diversified Target Return Fund	895,734	—	612,436	15,522,129
MFS Emerging Markets Debt Fund	4,851,476	1,446,651	3,745,055	83,656,384
MFS Global Bond Fund	(14,361)	374,550	3,377,043	139,025,854
MFS Global Real Estate Fund	(143,719)	5,579,240	2,789,444	56,209,862
MFS Government Securities Fund	51,360	—	7,616,944	278,080,189
MFS High Income Fund	(711,831)	—	8,601,406	139,442,582
MFS Inflation-Adjusted Bond Fund	8,537	436,908	2,502,693	138,734,225
MFS International Growth Fund	(76,455)	—	672,534	84,707,077
MFS International New Discovery Fund	9,633	—	273,169	28,095,457
MFS International Value Fund	(68,775)	—	874,526	84,282,234
MFS Institutional Money Market Portfolio	—	—	601	33
MFS Mid Cap Growth Fund	1,721,483	—	—	195,541,580
MFS Mid Cap Value Fund	160,839	—	1,378,498	195,696,816
MFS New Discovery Fund	1,545,700	4,272,088	—	83,882,272
MFS New Discovery Value Fund	—	—	—	183,204
MFS Research Bond Fund	921,476	—	11,535,506	333,507,699
MFS Research Fund	308,826	—	1,758,457	223,959,616
MFS Research International Fund	(369,899)	—	2,145,592	169,078,372
MFS Value Fund	(512,306)	—	3,021,515	223,633,785
	$7,625,397	$12,109,437	$51,101,418	$2,793,270,878

	MFS Growth Allocation Fund
Underlying Affiliated Funds	Beginning Share/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Share/Par Amount
MFS Absolute Return Fund	—	1,337,958	—	1,337,958
MFS Commodity Strategy Fund	—	9,416,108	(1,159,435)	8,256,673
MFS Core Growth Fund	16,153,117	1,219,262	(1,331,165)	16,041,214
MFS Diversified Target Return Fund	2,378,830	746,177	(1,560,584)	1,564,423
MFS Emerging Markets Debt Fund	7,833,286	1,406,404	(3,472,947)	5,766,743
MFS Emerging Markets Equity Fund	760,013	102,763	(67,028)	795,748
MFS Global Bond Fund	—	10,772,989	(275,171)	10,497,818
MFS Global Real Estate Fund	4,599,434	1,762,262	(569,915)	5,791,781
MFS High Income Fund	34,255,852	7,716,622	(2,203,497)	39,768,977
MFS Inflation-Adjusted Bond Fund	11,135,387	3,106,065	(1,027,420)	13,214,032
MFS Institutional Money Market Portfolio	—	31,406,503	(31,406,490)	13
MFS International Growth Fund	4,849,519	565,793	(313,587)	5,101,725
MFS International New Discovery Fund	2,341,240	214,760	(181,803)	2,374,197
MFS International Value Fund	4,743,477	625,539	(200,487)	5,168,529
MFS Mid Cap Growth Fund	25,846,574	1,944,803	(2,521,126)	25,270,251
MFS Mid Cap Value Fund	17,689,906	853,002	(1,118,258)	17,424,650
MFS New Discovery Fund	4,342,201	382,157	(718,560)	4,005,798
MFS Research Bond Fund	10,987,284	1,878,270	(4,923,923)	7,941,631
MFS Research Fund	8,679,282	688,043	(1,023,180)	8,344,145
MFS Research International Fund	12,720,666	827,809	(1,739,661)	11,808,814
MFS Value Fund	12,408,520	1,137,018	(914,825)	12,630,713

Notes to Financial Statements – continued

	MFS Growth Allocation Fund – continued
Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Absolute Return Fund	$—	$—	$—	$13,500,000
MFS Commodity Strategy Fund	1,810,756	—	270,101	114,107,225
MFS Core Growth Fund	(4,339,484)	—	—	312,001,608
MFS Diversified Target Return Fund	1,634,211	—	632,246	14,345,757
MFS Emerging Markets Debt Fund	5,854,774	1,487,407	3,941,654	84,828,795
MFS Emerging Markets Equity Fund	346,688	—	99,024	28,615,114
MFS Global Bond Fund	(28,080)	306,475	2,815,692	113,061,502
MFS Global Real Estate Fund	(46,764)	8,762,893	4,334,809	85,950,025
MFS High Income Fund	(1,163,525)	—	8,996,745	141,179,867
MFS Inflation-Adjusted Bond Fund	31,374	448,016	2,610,498	140,729,443
MFS Institutional Money Market Portfolio	—	—	459	13
MFS International Growth Fund	(69,598)	—	1,166,298	143,460,494
MFS International New Discovery Fund	59,962	—	567,095	57,099,449
MFS International Value Fund	(175,982)	—	1,519,331	142,961,507
MFS Mid Cap Growth Fund	797,575	—	—	255,229,535
MFS Mid Cap Value Fund	(891,412)	—	1,853,173	255,271,121
MFS New Discovery Fund	4,244,728	5,847,357	—	113,163,804
MFS Research Bond Fund	1,511,597	—	3,077,047	84,578,371
MFS Research Fund	1,304,593	—	1,843,073	227,044,196
MFS Research International Fund	(2,954,119)	—	2,593,530	200,513,664
MFS Value Fund	(2,369,649)	—	4,350,459	311,094,471
	$5,557,645	$16,852,148	$40,671,234	$2,838,735,961

	MFS Aggressive Growth Allocation Fund
Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Commodity Strategy Fund	—	4,971,224	(661,660)	4,309,564
MFS Core Growth Fund	8,298,582	521,743	(859,912)	7,960,413
MFS Emerging Markets Equity Fund	667,809	81,033	(85,658)	663,184
MFS Global Real Estate Fund	3,390,951	1,056,867	(383,427)	4,064,391
MFS Institutional Money Market Portfolio	—	21,447,072	(21,447,038)	34
MFS International Growth Fund	3,444,372	305,431	(323,865)	3,425,938
MFS International New Discovery Fund	2,072,479	150,883	(230,770)	1,992,592
MFS International Value Fund	3,372,669	326,874	(222,376)	3,477,167
MFS Mid Cap Growth Fund	13,397,218	630,777	(2,226,909)	11,801,086
MFS Mid Cap Value Fund	9,194,467	327,441	(1,378,972)	8,142,936
MFS New Discovery Fund	2,310,047	195,270	(401,543)	2,103,774
MFS Research Fund	4,239,013	255,911	(549,810)	3,945,114
MFS Research International Fund	5,636,702	548,196	(526,048)	5,658,850
MFS Value Fund	6,367,750	456,330	(563,357)	6,260,723

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Commodity Strategy Fund	$925,595	$—	$141,039	$59,558,178
MFS Core Growth Fund	(1,449,934)	—	—	154,830,024
MFS Emerging Markets Equity Fund	526,936	—	84,029	23,848,094
MFS Global Real Estate Fund	(76,115)	6,238,077	3,039,971	60,315,566
MFS Institutional Money Market Portfolio	—		348	34
MFS International Growth Fund	59,666	—	792,457	96,337,386
MFS International New Discovery Fund	265,974	—	481,485	47,921,828
MFS International Value Fund	(103,010)	—	1,044,468	96,178,430
MFS Mid Cap Growth Fund	(151,598)	—	—	119,190,965
MFS Mid Cap Value Fund	(1,807,440)	—	875,281	119,294,009
MFS New Discovery Fund	1,828,278	3,075,690	—	59,431,606
MFS Research Fund	137,636	—	887,184	107,346,559
MFS Research International Fund	(776,836)	—	1,250,284	96,087,275
MFS Value Fund	(1,655,986)	—	2,221,870	154,201,609
	$(2,276,834)	$9,313,767	$10,818,416	$1,194,541,563

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust X and Shareholders of MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund, and MFS Aggressive Growth Allocation Fund:

We have audited the accompanying statements of assets and liabilities of MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund, and MFS Aggressive Growth Allocation Fund (the Funds) (four of the portfolios comprising MFS Series Trust X), including the portfolios of investments, as of May 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at May 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 15, 2011

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of July 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010)	Medtronic, Inc, (medical devices), Director (since 2004); The Neilsen Company (market research), Director (since 2010); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)

INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters

Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor

John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
OFFICERS
Maria F. DiOrioDwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

Trustees and Officers – continued

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2011, the Trustees served as board members of 105 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser

Massachusetts Financial Services Company

500 Boylston Street, Boston, MA 02116-3741

Distributor

MFS Fund Distributors, Inc.

500 Boylston Street, Boston, MA 02116-3741

Portfolio Manager

Joseph Flaherty

Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900 Independent Registered Public Accounting Firm Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of each fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how each fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2010 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The funds will notify shareholders of amounts for use in preparing 2011 income tax forms in January 2012. The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds designate the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

For corporate shareholders, the following percentages of each fund’s ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction:

Dividends Received Deductions
MFS Conservative Allocation Fund	8.86%
MFS Moderate Allocation Fund	14.05%
MFS Growth Allocation Fund	21.60%
MFS Aggressive Growth Allocation Fund	31.75%

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social Security number and account balances

•   Account transactions and transaction history

•   Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses, reports, and proxies directly via e-mailso you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT US

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

MFS® Global Bond Fund

ANNUAL REPORT

May 31, 2011

GLB-ANN

MFS® GLOBAL BOND FUND

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (1-202-371-8300) or by accessing SIPC’s web site address (www.sipc.org).

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CEO

Dear Shareholders:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members and amid a weakening trend in the global macroeconomic data. Last September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. For the remainder of 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide to be uneven and volatile and acknowledge the elevated uncertainty created by events in Japan, Europe, and the Middle East.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

July 15, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Non-U.S. Government Bonds	53.5%
U.S. Treasury Securities	22.5%
Emerging Markets Bonds	14.3%
High Grade Corporates	3.2%
Commercial Mortgage-Backed Securities	0.9%
Mortgage-Backed Securities	0.2%

Composition including fixed income credit quality (a)(i)
AAA	25.9%
AA	28.4%
A	3.9%
BBB	9.2%
BB	2.3%
U.S. Government	22.5%
Federal Agencies	0.2%
Not Rated	2.2%
Cash & Other	5.4%

Portfolio facts (i)
Average Duration (d)	6.4
Average Effective Maturity (m)	8.3 yrs.

Issuer country weightings (i)
United States	31.5%
Japan	18.7%
Germany	9.4%
United Kingdom	7.1%
Mexico	6.1%
Italy	5.4%
Netherlands	2.7%
Spain	2.4%
Turkey	2.1%
Other Countries	14.6%

2

Portfolio Composition – continued

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateral mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures, which have not been rated by any rating agency. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund itself has not been rated.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Percentages are based on net assets as of 5/31/11.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the reporting period of June 2, 2010 to May 31, 2011, Class A shares of the MFS Global Bond Fund (the “fund”) provided a total return of 10.91%, at net asset value. This compares with return of 12.20% for the fund’s benchmark, the JPMorgan Global Government Bond Index (Unhedged).

Market Environment

After about a year of almost uninterrupted macroeconomic and financial market improvement following the global credit crisis, the second and third quarters of 2010 witnessed heightened risk aversion. This “risk-off” environment derived from a much greater concern surrounding the public-debt profiles of several of the peripheral European countries, as well as a weakening trend in global macroeconomic data. These two dynamics caused most asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the middle of the period, the U.S. Federal Reserve (the Fed) indicated that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for, and subsequent implementation of, more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, global sovereign bond yields initially rose amidst the more “risk-seeking” environment. However, towards the end of the period a weakening macroeconomic backdrop and renewed concerns over Greek debt sustainability pushed equities and bond yields lower.

Detractors from Performance

The fund’s positioning along the U.S. yield curve (y) detracted from relative performance, particularly exposures to shifts in the intermediate and long portions (centered around maturities of 7 years and beyond) of the U.S. yield curve.

During the period, the fund was underweight in the euro, Japanese yen, and British pound to fund emerging markets currencies, and these positionings held back relative results as all three currencies appreciated against the U.S. dollar. A greater exposure to Ireland was another negative factor impacting relative performance.

Contributors to Performance

The fund’s return from yield (North America and Emerging Markets), which was greater than that of the benchmark, benefited relative performance. Positioning along the Euro yield curve was another positive factor that supported relative results.

4

Management Review – continued

Greater exposures to the U.S. credit sector, including “BBB” rated (r) corporate bonds, Treasury-Inflation Protected securities, and commercial mortgage-backed securities, also bolstered relative returns. The fund’s greater exposure to emerging markets currencies, including Polish zloty, Brazilian real, Mexican peso, Russian ruble, Indonesian rupiah, and Taiwanese dollar, had a positive impact on relative returns.

Respectfully,

Ward Brown	Matthew Ryan	Erik Weisman
Portfolio Manager	Portfolio Manager	Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type. A normal yield curve is upward-sloping, with short term-rates lower than long term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 5/31/11

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 5/31/11

Average annual without sales charge

Share class	Class inception date	Life (t)
A	6/02/10	10.91%
B	6/02/10	9.95%
C	6/02/10	10.06%
I	6/02/10	11.16%
R1	6/02/10	10.06%
R2	6/02/10	10.55%
R3	6/02/10	10.91%
R4	6/02/10	11.16%
Comparative benchmark
JPMorgan Global Government Bond Index (Unhedged) (f)		12.20%
Average annual with sales charge
A With Initial Sales Charge (4.75%)		5.64%
B With CDSC (Declining over six years from 4% to 0%) (x)		5.95%
C With CDSC (1% for 12 months) (x)		9.06%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

JPMorgan Global Government Bond Index (Unhedged) – measures developed government bond markets around the world.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

7

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

December 1, 2010 through May 31, 2011

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2010 through May 31, 2011.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/10	Ending Account Value 5/31/11	Expenses Paid During Period (p) 12/01/10-5/31/11
A	Actual	0.96%	$1,000.00	$1,046.58	$4.90
	Hypothetical (h)	0.96%	$1,000.00	$1,020.14	$4.84
B	Actual	1.72%	$1,000.00	$1,042.76	$8.76
	Hypothetical (h)	1.72%	$1,000.00	$1,016.36	$8.65
C	Actual	1.72%	$1,000.00	$1,043.73	$8.76
	Hypothetical (h)	1.72%	$1,000.00	$1,016.36	$8.65
I	Actual	0.71%	$1,000.00	$1,047.87	$3.63
	Hypothetical (h)	0.71%	$1,000.00	$1,021.39	$3.58
R1	Actual	1.71%	$1,000.00	$1,042.73	$8.71
	Hypothetical (h)	1.71%	$1,000.00	$1,016.40	$8.60
R2	Actual	1.21%	$1,000.00	$1,045.32	$6.17
	Hypothetical (h)	1.21%	$1,000.00	$1,018.90	$6.09
R3	Actual	0.96%	$1,000.00	$1,047.58	$4.90
	Hypothetical (h)	0.96%	$1,000.00	$1,020.14	$4.84
R4	Actual	0.71%	$1,000.00	$1,048.88	$3.63
	Hypothetical (h)	0.71%	$1,000.00	$1,021.39	$3.58

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

5/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 93.5%
Issuer	Shares/Par		Value ($)

Asset-Backed & Securitized - 0.9%
Commercial Mortgage Pass-Through Certificates, “A3”, 5.293%, 2049		$870,221	$902,330
Commercial Mortgage Pass-Through Certificates, “A4”, 5.306%, 2046		870,221	937,126
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.817%, 2049		1,111,221	1,183,681

			$3,023,137
Cable TV - 0.4%
DIRECTV Holdings LLC, 5.2%, 2020		$750,000	$799,460
Time Warner Cable, Inc., 5%, 2020		620,000	644,703

			$1,444,163
Chemicals - 0.2%
Dow Chemical Co., 8.55%, 2019		$590,000	$768,310

Emerging Market Quasi-Sovereign - 2.8%
Banco del Estado de Chile, 4.125%, 2020 (n)		$151,000	$144,818
Banco do Brasil S.A., 5.875%, 2022 (z)		1,806,000	1,772,047
CNPC (HK) Overseas Capital Ltd., 4.5%, 2021 (z)		526,000	521,833
Corporacion Nacional del Cobre de Chile, 3.75%, 2020 (n)		384,000	369,213
Development Bank of Kazakhstan, 5.5%, 2015 (n)		862,000	908,220
Empresa Nacional del Petroleo, 6.25%, 2019		236,000	255,269
Empresa Nacional del Petroleo, 5.25%, 2020 (n)		765,000	772,715
Gaz Capital S.A., 9.25%, 2019		557,000	702,544
Novatek Finance Ltd., 6.604%, 2021 (n)		207,000	219,317
OJSC Russian Agricultural Bank, FRN, 6%, 2021 (z)		656,000	659,122
Pertamina PT, 5.25%, 2021 (z)		200,000	197,000
Petrobras International Finance Co., 5.375%, 2021		1,524,000	1,563,702
Petroleos Mexicanos, 5.5%, 2021		106,000	110,203
Petroleos Mexicanos, 6.5%, 2041 (z)		128,000	128,742
PTTEP Canada International Finance Ltd., 5.692%, 2021 (n)		488,000	497,711
SCF Capital Ltd., 5.375%, 2017 (n)		714,000	713,557

			$9,536,013
Emerging Market Sovereign - 10.1%
Kingdom of Thailand, 5.375%, 2011	THB	190,844,000	$6,373,377
Republic of Hungary, 6.375%, 2021		$810,000	847,463
Republic of Hungary, 7.625%, 2041		68,000	73,440

11

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Emerging Market Sovereign - continued
Republic of Indonesia, 4.875%, 2021 (z)		$332,000	$336,980
Republic of Lithuania, 6.125%, 2021 (n)		105,000	113,138
Republic of Philippines, 5.5%, 2026		200,000	201,500
Republic of Poland, 5.125%, 2021		138,000	143,003
Republic of South Africa, 6.25%, 2041		469,000	510,038
Republic of Turkey, 0%, 2011	TRY	10,569,000	6,384,446
United Mexican States, 0%, 2011	MXN	76,713,100	6,544,109
United Mexican States, 8%, 2015	MXN	26,140,000	2,422,439
United Mexican States, 7.25%, 2016	MXN	67,090,000	6,061,783
United Mexican States, 8%, 2020	MXN	46,490,000	4,341,292
United Mexican States, 5.75%, 2110		$130,000	121,095

			$34,474,103
Energy - Integrated - 0.2%
Hess Corp., 8.125%, 2019		$500,000	$643,469

Food & Beverages - 0.6%
Anheuser-Busch InBev S.A., 5.375%, 2020		$800,000	$886,853
Kraft Foods, Inc., 6.125%, 2018		410,000	471,600
Kraft Foods, Inc., 6.5%, 2040		510,000	574,306

			$1,932,759
International Market Quasi-Sovereign - 0.1%
Eksportfinans A.S.A., 1.875%, 2013		$222,000	$226,633

International Market Sovereign - 52.6%
Federal Republic of Germany, 3.75%, 2013	EUR	5,886,000	$8,838,842
Federal Republic of Germany, 3.75%, 2015	EUR	11,004,000	16,783,157
Federal Republic of Germany, 4.25%, 2018	EUR	1,391,000	2,200,886
Federal Republic of Germany, 6.25%, 2030	EUR	1,697,000	3,330,364
Government of Australia, 5.75%, 2021	AUD	1,804,000	2,004,657
Government of Canada, 4.5%, 2015	CAD	2,777,000	3,126,228
Government of Canada, 4.25%, 2018	CAD	3,148,000	3,568,058
Government of Canada, 5.75%, 2033	CAD	132,000	183,473
Government of Japan, 1.7%, 2017	JPY	2,306,600,000	30,168,607
Government of Japan, 1.1%, 2020	JPY	681,000,000	8,389,476
Government of Japan, 2.1%, 2024	JPY	1,037,750,000	13,598,497
Government of Japan, 2.2%, 2027	JPY	671,500,000	8,741,478
Government of Japan, 2.4%, 2037	JPY	204,550,000	2,690,165
Kingdom of Belgium, 5.5%, 2017	EUR	4,217,000	6,658,804
Kingdom of Spain, 4.6%, 2019	EUR	5,545,000	7,724,639
Kingdom of Sweden, 5%, 2020	SEK	8,580,000	1,625,646
Kingdom of the Netherlands, 3.5%, 2020	EUR	1,800,000	2,651,979

12

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
International Market Sovereign - continued
Kingdom of the Netherlands, 5.5%, 2028	EUR	2,932,000	$5,197,508
Republic of Austria, 4.65%, 2018	EUR	2,116,000	3,335,154
Republic of Finland, 3.875%, 2017	EUR	586,000	895,278
Republic of France, 6%, 2025	EUR	2,591,000	4,681,766
Republic of France, 4.75%, 2035	EUR	833,000	1,341,400
Republic of Italy, 5.25%, 2017	EUR	8,461,000	12,915,322
Republic of Italy, 3.75%, 2021	EUR	3,495,000	4,688,644
United Kingdom Treasury, 8%, 2015	GBP	1,859,000	3,850,305
United Kingdom Treasury, 5%, 2018	GBP	3,261,000	6,124,902
United Kingdom Treasury, 8%, 2021	GBP	4,390,000	10,108,942
United Kingdom Treasury, 4.25%, 2027	GBP	792,000	1,349,664
United Kingdom Treasury, 4.25%, 2036	GBP	1,348,000	2,262,319

			$179,036,160
Major Banks - 1.0%
ABN Amro Bank N.V., FRN, 2.043%, 2014 (n)		$1,300,000	$1,327,953
Bank of America Corp., 7.625%, 2019		1,000,000	1,188,638
Credit Suisse (USA), Inc., 6%, 2018		500,000	550,265
PNC Financial Services Group, Inc., 5.125%, 2020		250,000	271,014

			$3,337,870
Metals & Mining - 0.3%
Gold Fields Orogen Holdings Ltd., 4.875%, 2020 (n)		$1,000,000	$973,234

Mortgage-Backed - 0.2%
Freddie Mac, 3.882%, 2017		$766,027	$805,006

Network & Telecom - 0.2%
Telecom Italia Capital, 7.175%, 2019		$500,000	$567,728

Other Banks & Diversified Financials - 1.2%
Banco Votorantim S.A., 6.25%, 2016 (z)	BRL	2,769,000	$1,769,708
BBVA Bancomer S.A. Texas, 6.5%, 2021 (n)		$647,000	652,661
Citigroup, Inc., 6.125%, 2018		750,000	836,654
Turkiye Garanti Bankasi A.S., 6.25%, 2021 (z)		876,000	858,480

			$4,117,503
Real Estate - 0.1%
Simon Property Group, Inc., REIT, 5.65%, 2020		$250,000	$277,803

Specialty Stores - 0.1%
Best Buy Co., Inc., 6.75%, 2013		$289,000	$316,766

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Tobacco - 0.2%
Altria Group, Inc., 9.7%, 2018	$425,000	$567,571

U.S. Treasury Obligations - 22.3%
U.S. Treasury Bonds, 6.875%, 2025	$5,816,000	$7,950,652
U.S. Treasury Bonds, 5.25%, 2029	2,682,000	3,162,244
U.S. Treasury Bonds, 4.5%, 2039	664,000	697,200
U.S. Treasury Notes, 4.125%, 2015	6,242,000	6,948,613
U.S. Treasury Notes, 4.75%, 2017	10,232,000	11,824,355
U.S. Treasury Notes, 3.5%, 2020	29,646,000	31,162,986
U.S. Treasury Notes, TIPS, 1.25%, 2020	13,624,145	14,341,538

		$76,087,588
Total Bonds (Identified Cost, $300,867,757)		$318,135,816

Money Market Funds (v) - 5.1%
MFS Institutional Money Market Portfolio, 0.13%, at Cost and Net Asset Value	17,451,684	$17,451,684
Total Investments (Identified Cost, $318,319,441)		$335,587,500

Other Assets, Less Liabilities - 1.4%		4,922,971
Net Assets - 100.0%		$340,510,471

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $6,692,537, representing 2.0% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Banco Votorantim S.A., 6.25%, 2016	5/09/11	$1,710,632	$1,769,708
Banco do Brasil S.A., 5.875%, 2022	5/19/11	1,782,458	1,772,047
CNPC (HK) Overseas Capital Ltd., 4.5%, 2021	4/20/11	514,079	521,833
OJSC Russian Agricultural Bank, FRN, 6%, 2021	5/26/11	656,000	659,122
Pertamina PT, 5.25%, 2021	5/16/11	196,201	197,000
Petroleos Mexicanos, 6.5%, 2041	5/25/11	127,081	128,742
Republic of Indonesia, 4.875%, 2021	4/27/11	326,236	336,980
Turkiye Garanti Bankasi A.S., 6.25%, 2021	4/14/11	868,060	858,480
Total Restricted Securities			$6,243,912
% of Net Assets			1.8%

14

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
REIT	Real Estate Investment Trust
TIPS	Treasury Inflation Protected Security

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	Turkish Lira
ZAR	South African Rand

Derivative Contracts at 5/31/11

Forward Foreign Currency Exchange Contracts at 5/31/11

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	AUD	Westpac Banking Corp.	621,554	7/12/11	$646,743	$660,122	$13,379
SELL	AUD	Citibank N.A.	136,000	7/12/11	145,692	144,439	1,253
BUY	BRL	Deutsche Bank AG	10,285,000	6/02/11	6,368,421	6,518,777	150,356
BUY	BRL	HSBC Bank	10,270,000	10/11/11	6,244,777	6,333,821	89,044

15

Portfolio of Investments – continued

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
BUY	BRL	JPMorgan Chase Bank N.A.	16,020,000	6/02/11-8/02/11	$9,990,864	$10,110,878	$120,014
SELL	BRL	JPMorgan Chase Bank N.A.	4,958,000	10/11/11	3,077,592	3,057,750	19,842
SELL	CAD	UBS AG	1,099,000	7/12/11	1,136,579	1,133,165	3,414
BUY	CLP	Barclays Bank PLC	451,640,000	6/20/11	952,827	969,490	16,663
BUY	CLP	Citibank N.A.	193,482,000	6/20/11	408,397	415,328	6,931
BUY	CLP	Deutsche Bank AG	451,641,000	6/20/11	953,835	969,491	15,656
BUY	CLP	JPMorgan Chase Bank N.A.	576,213,000	6/20/11	1,215,345	1,236,897	21,552
BUY	CNY	Deutsche Bank AG	23,710,000	10/21/11-11/16/11	3,688,125	3,689,860	1,735
SELL	CNY	Barclays Bank PLC	4,865,000	10/24/11	757,670	756,510	1,160
SELL	CNY	JPMorgan Chase Bank N.A.	22,804,000	10/21/11	3,552,578	3,545,353	7,225
BUY	DKK	Credit Suisse Group	426,000	7/12/11	80,422	82,171	1,749
BUY	EUR	Citibank N.A.	5,013,427	6/15/11-7/12/11	7,055,126	7,212,355	157,229
BUY	EUR	Deutsche Bank AG	5,201,000	6/15/11	7,448,144	7,482,505	34,361
BUY	EUR	Goldman Sachs International	2,378,000	7/12/11	3,348,176	3,418,929	70,753
BUY	EUR	JPMorgan Chase Bank N.A.	566,000	6/15/11	804,043	814,286	10,243
BUY	EUR	UBS AG	17,517,078	6/15/11-7/12/11	24,271,089	25,200,725	929,636
SELL	EUR	Barclays Bank PLC	1,141,766	7/12/11	1,675,371	1,641,556	33,815
SELL	EUR	JPMorgan Chase Bank N.A.	4,657,000	7/12/11	6,832,094	6,695,524	136,570
BUY	GBP	Barclays Bank PLC	194,780	7/12/11	317,376	320,257	2,881
BUY	GBP	Credit Suisse Group	100,000	7/12/11	162,282	164,420	2,138
BUY	GBP	Deutsche Bank AG	194,780	7/12/11	317,494	320,257	2,763
BUY	GBP	Goldman Sachs International	143,000	7/12/11	233,508	235,120	1,612
BUY	GBP	Morgan Stanley Capital Services, Inc.	116,000	7/12/11	186,812	190,728	3,916

16

Portfolio of Investments – continued

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
BUY	HUF	Barclays Bank PLC	1,417,927,000	6/15/11-6/28/11	$7,587,420	$7,636,996	$49,576
BUY	HUF	Deutsche Bank PLC	209,749,000	6/28/11	1,102,781	1,128,294	25,513
BUY	HUF	Goldman Sachs International	429,889,000	6/15/11	2,304,973	2,316,507	11,534
BUY	IDR	Barclays Bank PLC	29,556,877,000	6/09/11	3,346,796	3,458,391	111,595
BUY	IDR	HSBC Bank	5,000,000,000	6/15/11	581,328	584,400	3,072
BUY	IDR	JPMorgan Chase Bank N.A.	81,596,804,000	7/26/11	9,441,202	9,468,574	27,372
BUY	JPY	Barclays Bank PLC	167,410,000	7/12/11	2,047,395	2,054,157	6,762
BUY	JPY	Citibank N.A.	137,910,000	7/12/11	1,668,677	1,692,186	23,509
BUY	JPY	Credit Suisse Group	2,258,181,200	7/12/11	26,597,816	27,708,380	1,110,564
BUY	JPY	Goldman Sachs International	69,090,000	7/12/11	822,803	847,750	24,947
BUY	JPY	HSBC Bank	390,119,000	7/12/11	4,699,097	4,786,846	87,749
SELL	JPY	Barclays Bank PLC	18,122,000	7/12/11	222,552	222,360	192
BUY	MXN	Barclays Bank PLC	33,957,000	7/12/11	2,847,547	2,925,777	78,230
BUY	MXN	Citibank N.A.	39,792,000	7/05/11	3,360,499	3,430,628	70,129
BUY	MXN	HSBC Bank	127,406,460	7/05/11	10,819,556	10,984,222	164,666
BUY	MXN	JPMorgan Chase Bank N.A.	1,899,000	7/12/11	158,804	163,620	4,816
BUY	MYR	Deutsche Bank AG	21,831,917	7/21/11	7,209,076	7,226,247	17,171
BUY	MYR	HSBC Bank	13,756,000	7/21/11	4,542,483	4,553,162	10,679
BUY	MYR	JPMorgan Chase Bank N.A.	10,586,440	6/13/11-7/25/11	3,484,152	3,512,569	28,417
BUY	MYR	Merrill Lynch International Bank	3,131,000	7/21/11	1,034,084	1,036,344	2,260
BUY	NOK	Deutsche Bank AG	13,492,000	7/12/11	2,453,582	2,499,099	45,517
BUY	NZD	Barclays Bank PLC	516,000	7/12/11	414,866	424,367	9,501
BUY	NZD	JPMorgan Chase Bank N.A.	525,000	7/12/11	422,120	431,769	9,649
BUY	PHP	Barclays Bank PLC	97,504,000	6/13/11	2,244,722	2,251,953	7,231
SELL	PHP	Barclays Bank PLC	63,782,000	6/24/11	1,475,752	1,471,832	3,920
SELL	PHP	Deutsche Bank AG	31,816,000	7/13/11	736,993	733,149	3,844
SELL	PHP	JPMorgan Chase Bank N.A.	23,862,000	6/13/11	552,617	551,117	1,500
SELL	PHP	Morgan Stanley Capital Services, Inc.	23,862,000	7/13/11	552,361	549,862	2,499

17

Portfolio of Investments – continued

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
BUY	PLN	Barclays Bank PLC	26,551,920	7/05/11	$9,594,755	$9,646,060	$51,305
BUY	RUB	Deutsche Bank AG	93,896,000	6/02/11	3,354,028	3,356,540	2,512
BUY	RUB	HSBC Bank	129,380,000	6/02/11-6/14/11	4,571,437	4,619,757	48,320
BUY	RUB	JPMorgan Chase Bank N.A.	198,358,000	6/02/11	7,057,626	7,090,786	33,160
SELL	RUB	Deutsche Bank AG	208,361,000	6/02/11	7,474,834	7,448,367	26,467
SELL	RUB	JPMorgan Chase Bank N.A.	46,138,000	6/09/11	1,662,631	1,648,132	14,499
BUY	SEK	Credit Suisse Group	113,501	7/12/11	18,130	18,351	221
BUY	SEK	Deutsche Bank AG	5,259,000	7/12/11	830,412	850,281	19,869
BUY	SGD	Barclays Bank PLC	4,079,000	7/12/11	3,306,020	3,307,253	1,233
BUY	SGD	Deutsche Bank AG	2,172,000	7/12/11	1,722,436	1,761,058	38,622
BUY	SGD	Goldman Sachs International	125,000	7/12/11	100,992	101,350	358
BUY	SGD	HSBC Bank	2,172,000	7/12/11	1,722,798	1,761,058	38,260
BUY	THB	HSBC Bank	62,282,000	6/21/11	2,048,952	2,050,889	1,937
BUY	THB	JPMorgan Chase Bank N.A.	3,057,000	7/05/11	100,394	100,575	181
SELL	TRY	JPMorgan Chase Bank N.A.	1,072,967	6/09/11	680,601	671,485	9,116
BUY	ZAR	JPMorgan Chase Bank N.A.	86,404,212	6/14/11	12,249,835	12,662,866	413,031

							$4,497,395

Liability Derivatives
BUY	AUD	Barclays Bank PLC	411,000	7/12/11	$442,661	$436,502	$(6,159)
BUY	AUD	Goldman Sachs International	348,000	7/12/11	378,064	369,593	(8,471)
SELL	AUD	Barclays Bank PLC	663,000	7/12/11	700,846	704,139	(3,293)
SELL	BRL	Deutsche Bank AG	10,285,000	6/02/11	6,509,906	6,518,777	(8,871)
SELL	BRL	JPMorgan Chase Bank N.A.	10,666,000	6/02/11	6,552,176	6,760,260	(208,084)
BUY	CAD	Brown Brothers Harriman & Co.	499,000	7/12/11	523,207	514,513	(8,694)
BUY	CAD	Goldman Sachs International	499,719	7/12/11	516,464	515,254	(1,210)
BUY	CAD	HSBC Bank	713,000	7/12/11	743,917	735,165	(8,752)
SELL	CAD	Barclays Bank PLC	607,000	7/12/11	618,990	625,870	(6,880)
SELL	CHF	Credit Suisse Group	1,000	7/12/11	1,092	1,173	(81)
BUY	CNY	Barclays Bank PLC	8,371,000	10/21/11	1,302,561	1,301,445	(1,116)
BUY	CNY	Deutsche Bank AG	6,665,959	10/21/11-10/24/11	1,037,441	1,036,415	(1,026)

18

Portfolio of Investments – continued

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
BUY	CNY	HSBC Bank	1,029,000	11/16/11	$160,405	$160,245	$(160)
BUY	CNY	Morgan Stanley Capital Services, Inc.	3,062,041	10/24/11	477,214	476,149	(1,065)
SELL	CNY	Deutsche Bank AG	15,167,000	11/16/11	2,357,137	2,361,939	(4,802)
BUY	COP	Deutsche Bank AG	2,996,347,000	6/10/11	1,702,470	1,660,947	(41,523)
BUY	DKK	Credit Suisse Group	10,394,000	7/12/11	2,007,533	2,004,893	(2,640)
BUY	EUR	Credit Suisse Group	1,362,000	7/12/11	1,968,477	1,958,193	(10,284)
BUY	EUR	HSBC Bank	1,130,000	7/12/11	1,667,790	1,624,639	(43,151)
BUY	EUR	UBS AG	14,899,749	6/15/11-7/12/11	22,009,864	21,432,185	(577,679)
SELL	EUR	Barclays Bank PLC	1,129,000	7/12/11	1,603,783	1,623,201	(19,418)
SELL	EUR	Citibank N.A.	1,880,746	7/12/11	2,702,107	2,704,011	(1,904)
SELL	EUR	Deutsche Bank AG	51,589,077	7/12/11	73,604,509	74,171,335	(566,826)
BUY	GBP	Brown Brothers Harriman & Co.	40,000	7/12/11	66,735	65,768	(967)
SELL	GBP	Barclays Bank PLC	2,401,492	7/12/11	3,901,128	3,948,533	(47,405)
SELL	GBP	UBS AG	42,000	7/12/11	68,897	69,057	(160)
BUY	HUF	Citibank N.A.	621,794,000	6/28/11-7/12/11	3,358,062	3,338,884	(19,178)
BUY	HUF	JPMorgan Chase Bank N.A.	113,200,000	6/28/11	633,711	608,932	(24,779)
SELL	HUF	Barclays Bank PLC	956,214,000	6/28/11	4,936,847	5,143,725	(206,878)
SELL	HUF	Citibank N.A.	644,238,000	6/28/11	3,356,555	3,465,525	(108,970)
BUY	IDR	JPMorgan Chase Bank N.A.	6,986,932,000	7/26/11	812,434	810,771	(1,663)
BUY	INR	Barclays Bank PLC	6,058,000	6/13/11	134,264	134,232	(32)
BUY	INR	HSBC Bank	27,325,000	6/13/11	607,222	605,461	(1,761)
BUY	INR	JPMorgan Chase Bank N.A.	122,960,000	8/12/11	2,705,391	2,698,214	(7,177)
BUY	JPY	Barclays Bank PLC	91,138,000	7/12/11	1,139,795	1,118,283	(21,512)
BUY	JPY	Brown Brothers Harriman & Co.	41,011,000	7/12/11	504,698	503,214	(1,484)
BUY	JPY	Citibank N.A.	16,000,000	7/12/11	198,042	196,323	(1,719)
BUY	JPY	Credit Suisse Group	298,894,972	7/12/11	3,700,555	3,667,507	(33,048)
BUY	JPY	HSBC Bank	21,658,000	7/12/11	266,242	265,748	(494)
SELL	JPY	UBS AG	76,797,000	7/12/11	903,641	942,316	(38,675)
SELL	MXN	Citibank N.A.	40,592,800	7/05/11-7/12/11	3,409,673	3,497,528	(87,855)
SELL	MXN	Credit Suisse Group	46,622,000	7/05/11	3,959,910	4,019,470	(59,560)
SELL	MXN	HSBC Bank	193,420,000	7/05/11	16,530,070	16,675,514	(145,444)
BUY	MYR	JPMorgan Chase Bank N.A.	402,000	6/13/11	134,336	133,421	(915)
BUY	NOK	Citibank N.A.	528,000	7/12/11	100,238	97,801	(2,437)
SELL	NOK	Deutsche Bank AG	4,721,000	7/12/11	853,267	874,462	(21,195)
SELL	NZD	Goldman Sachs International	1,041,000	7/12/11	815,186	856,135	(40,949)

19

Portfolio of Investments – continued

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
BUY	PHP	Barclays Bank PLC	103,806,460	6/24/11	$2,416,351	$2,395,434	$(20,917)
BUY	PHP	Deutsche Bank AG	29,206,000	7/05/11	673,881	673,388	(493)
BUY	PHP	JPMorgan Chase Bank N.A.	160,649,000	6/24/11-7/05/11	3,718,506	3,704,412	(14,094)
BUY	RUB	JPMorgan Chase Bank N.A.	112,964,000	6/09/11	4,070,775	4,035,277	(35,498)
SELL	RUB	JPMorgan Chase Bank N.A.	280,099,000	6/02/11-6/14/11	9,920,309	10,005,859	(85,550)
BUY	SEK	Barclays Bank PLC	2,304,000	7/12/11	382,043	372,514	(9,529)
BUY	SEK	Credit Suisse Group	3,075,000	7/12/11	504,050	497,169	(6,881)
BUY	SGD	Barclays Bank PLC	1,948,500	8/05/11	1,589,444	1,579,844	(9,600)
BUY	SGD	JPMorgan Chase Bank N.A.	1,948,500	8/05/11	1,589,464	1,579,843	(9,621)
BUY	THB	HSBC Bank	3,881,000	6/21/11	128,638	127,798	(840)
BUY	THB	JPMorgan Chase Bank N.A.	180,003,000	7/05/11	5,922,125	5,922,087	(38)
BUY	TRY	Barclays Bank PLC	159,000	6/09/11	100,028	99,505	(523)
BUY	ZAR	Goldman Sachs International	679,000	6/14/11	99,943	99,510	(433)
SELL	ZAR	Barclays Bank PLC	27,405,354	6/14/11	3,914,324	4,016,359	(102,035)
SELL	ZAR	Deutsche Bank AG	27,405,354	6/14/11	3,915,834	4,016,358	(100,524)

							$(2,802,922)

At May 31, 2011, the fund had sufficient cash and/or securities to cover any commitments under these derivative contracts.

See Notes to Financial Statement

20

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/11

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $300,867,757)	$318,135,816
Underlying affiliated funds, at cost and value	17,451,684
Total investments, at value (identified cost, $318,319,441)	$335,587,500
Foreign currency, at value (identified cost, $168,798)	169,271
Receivables for
Forward foreign currency exchange contracts	4,497,395
Investments sold	244,810
Fund shares sold	237,878
Interest and dividends	3,933,506
Other assets	2,230
Total assets	$344,672,590
Liabilities
Payables for
Distributions	$420
Forward foreign currency exchange contracts	2,802,922
Investments purchased	783,081
Fund shares reacquired	447,601
Payable to affiliates
Investment adviser	28,697
Shareholder servicing costs	318
Distribution and service fees	284
Payable for independent Trustees’ compensation	14
Accrued expenses and other liabilities	98,782
Total liabilities	$4,162,119
Net assets	$340,510,471
Net assets consist of
Paid-in capital	$320,993,140
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	19,037,778
Accumulated distributions in excess of net realized gain on investments and foreign currency transactions	(3,092,851)
Undistributed net investment income	3,572,404
Net assets	$340,510,471
Shares of beneficial interest outstanding	31,612,439

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$2,243,772	208,258	$10.77
Class B	620,783	57,727	10.75
Class C	718,275	66,740	10.76
Class I	336,484,673	31,238,562	10.77
Class R1	110,047	10,228	10.76
Class R2	110,592	10,275	10.76
Class R3	111,191	10,328	10.77
Class R4	111,138	10,321	10.77

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $11.31 [100 / 95.25 x $10.77]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, and R4.

See Notes to Financial Statements

21

Financial Statements

STATEMENT OF OPERATIONS

Period ended 5/31/11 (c)

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$7,944,981
Dividends from underlying affiliated funds	39,243
Foreign taxes withheld	(1,060)
Total investment income	$7,983,164
Expenses
Management fee	$1,671,908
Distribution and service fees	10,238
Shareholder servicing costs	2,589
Administrative services fee	48,512
Independent Trustees’ compensation	4,086
Custodian fee	68,006
Shareholder communications	13,707
Auditing fees	32,480
Legal fees	14,621
Registration fees	132,026
Miscellaneous	19,868
Total expenses	$2,018,041
Fees paid indirectly	(716)
Reduction of expenses by investment adviser	(1,173)
Net expenses	$2,016,152
Net investment income	$5,967,012
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$8,842,541
Swap transactions	11,223
Foreign currency transactions	(5,135,620)
Net realized gain (loss) on investments and foreign currency transactions	$3,718,144
Change in unrealized appreciation (depreciation)
Investments	$17,268,059
Translation of assets and liabilities in foreign currencies	1,769,719
Net unrealized gain (loss) on investments and foreign currency translation	$19,037,778
Net realized and unrealized gain (loss) on investments and foreign currency	$22,755,922
Change in net assets from operations	$28,722,934

(c)	For the period from the commencement of the fund’s investment operations, June 2, 2010 through the stated period end.

See Notes to Financial Statements

22

Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Period ended 5/31/11 (c)
Change in net assets
From operations
Net investment income	$5,967,012
Net realized gain (loss) on investments and foreign currency transactions	3,718,144
Net unrealized gain (loss) on investments and foreign currency translation	19,037,778
Change in net assets from operations	$28,722,934
Distributions declared to shareholders
From net investment income	$(8,283,960)
From net realized gain on investments	(919,304)
Total distributions declared to shareholders	$(9,203,264)
Change in net assets from fund share transactions	$320,990,801
Total change in net assets	$340,510,471
Net assets
At beginning of period	—
At end of period (including undistributed net investment income of $3,572,404)	$340,510,471

(c)	For the period from the commencement of the fund’s investment operations, June 2, 2010 through the stated period end.

See Notes to Financial Statements

23

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Period ended
	5/31/11 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	0.88
Total from investment operations	$1.08
Less distributions declared to shareholders
From net investment income	$(0.28)
From net realized gain on investments	(0.03)
Total distributions declared to shareholders	$(0.31)
Net asset value, end of period	$10.77
Total return (%) (r)(s)(t)	10.91	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97	(a)
Expenses after expense reductions (f)	0.96	(a)
Net investment income	1.93	(a)
Portfolio turnover	76
Net assets at end of period (000 omitted)	$2,244

See Notes to Financial Statements

24

Financial Highlights – continued

Class B	Period ended
	5/31/11 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	0.86
Total from investment operations	$0.98
Less distributions declared to shareholders
From net investment income	$(0.20)
From net realized gain on investments	(0.03)
Total distributions declared to shareholders	$(0.23)
Net asset value, end of period	$10.75
Total return (%) (r)(s)(t)	9.95	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.72	(a)
Expenses after expense reductions (f)	1.72	(a)
Net investment income	1.16	(a)
Portfolio turnover	76
Net assets at end of period (000 omitted)	$621

Class C	Period ended
	5/31/11 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	0.87
Total from investment operations	$0.99
Less distributions declared to shareholders
From net investment income	$(0.20)
From net realized gain on investments	(0.03)
Total distributions declared to shareholders	$(0.23)
Net asset value, end of period	$10.76
Total return (%) (r)(s)(t)	10.06	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.72	(a)
Expenses after expense reductions (f)	1.72	(a)
Net investment income	1.17	(a)
Portfolio turnover	76
Net assets at end of period (000 omitted)	$718
See Notes to Financial Statements

25

Financial Highlights – continued

Class I	Period ended
	5/31/11 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	0.87
Total from investment operations	$1.10
Less distributions declared to shareholders
From net investment income	$(0.30)
From net realized gain on investments	(0.03)
Total distributions declared to shareholders	$(0.33)
Net asset value, end of period	$10.77
Total return (%) (r)(s)	11.16	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72	(a)
Expenses after expense reductions (f)	0.72	(a)
Net investment income	2.14	(a)
Portfolio turnover	76
Net assets at end of period (000 omitted)	$336,485

Class R1	Period ended
	5/31/11 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	0.87
Total from investment operations	$0.99
Less distributions declared to shareholders
From net investment income	$(0.20)
From net realized gain on investments	(0.03)
Total distributions declared to shareholders	$(0.23)
Net asset value, end of period	$10.76
Total return (%) (r)(s)	10.06	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.73	(a)
Expenses after expense reductions (f)	1.73	(a)
Net investment income	1.10	(a)
Portfolio turnover	76
Net assets at end of period (000 omitted)	$110

See Notes to Financial Statements

26

Financial Highlights – continued

Class R2	Period ended
	5/31/11 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	0.87
Total from investment operations	$1.04
Less distributions declared to shareholders
From net investment income	$(0.25)
From net realized gain on investments	(0.03)
Total distributions declared to shareholders	$(0.28)
Net asset value, end of period	$10.76
Total return (%) (r)(s)	10.55	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.23	(a)
Expenses after expense reductions (f)	1.23	(a)
Net investment income	1.60	(a)
Portfolio turnover	76
Net assets at end of period (000 omitted)	$111

Class R3	Period ended
	5/31/11 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	0.88
Total from investment operations	$1.08
Less distributions declared to shareholders
From net investment income	$(0.28)
From net realized gain on investments	(0.03)
Total distributions declared to shareholders	$(0.31)
Net asset value, end of period	$10.77
Total return (%) (r)(s)	10.91	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	(a)
Expenses after expense reductions (f)	0.98	(a)
Net investment income	1.85	(a)
Portfolio turnover	76
Net assets at end of period (000 omitted)	$111

See Notes to Financial Statements

27

Financial Highlights – continued

Class R4	Period ended
	5/31/11 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	0.88
Total from investment operations	$1.10
Less distributions declared to shareholders
From net investment income	$(0.30)
From net realized gain on investments	(0.03)
Total distributions declared to shareholders	$(0.33)
Net asset value, end of period	$10.77
Total return (%) (r)(s)	11.16	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.73	(a)
Expenses after expense reductions (f)	0.73	(a)
Net investment income	2.10	(a)
Portfolio turnover	76
Net assets at end of period (000 omitted)	$111

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, June 2, 2010, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.

See Notes to Financial Statements

28

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Bond Fund (the fund) is a series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

The fund may invest between 25% and 35% of its total assets in the securities of issuers in any particular industry if, at the time of investment, that industry represents 20% or more of the global bond market as a whole, as measured by an index determined by MFS to be an appropriate measure of the global bond market. At May 31, 2011, the fund did not have more than 25% of its assets invested in any one industry.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party

29

Notes to Financial Statements – continued

pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair

30

Notes to Financial Statements – continued

value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of May 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$76,087,588	$—	$76,087,588
Non-U.S. Sovereign Debt	—	221,691,927	—	221,691,927
Corporate Bonds	—	8,247,147	—	8,247,147
Residential Mortgage-Backed Securities	—	805,006	—	805,006
Commercial Mortgage-Backed Securities	—	3,023,137	—	3,023,137
Foreign Bonds	—	8,281,011	—	8,281,011
Mutual Funds	17,451,684	—	—	17,451,684
Total Investments	$17,451,684	$318,135,816	$—	$335,587,500

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$1,694,473	$—	$1,694,473

For further information regarding security characteristics, see the Portfolio of Investments.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

31

Notes to Financial Statements – continued

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at May 31, 2011 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative	Asset Derivatives	Liability Derivatives
Foreign Exchange Contracts	Forward Foreign Currency Exchange Contracts	$4,497,395	$(2,802,922)

32

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the period ended May 31, 2011 as reported in the Statement of Operations:

Risk	Swap Transactions	Foreign Currency Transactions	Investment Transactions (Purchased Options)
Interest Rate Contracts	$11,223	$—	$(22,160)
Foreign Exchange Contracts	—	(5,336,383)	(54,155)
Total	$11,223	$(5,336,383)	$(76,315)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the period ended May 31, 2011 as reported in the Statement of Operations:

Risk	Translation of Assets and Liabilities in Foreign Currencies
Foreign Exchange Contracts	$1,694,473

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral

33

Notes to Financial Statements – continued

terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive

34

Notes to Financial Statements – continued

foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – The fund entered into swap agreements. A swap is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap transactions in the Statement of Operations. The value of the swap, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap transactions in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap transactions in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the

35

Notes to Financial Statements – continued

agreements. To address counterparty risk, swap transactions are limited to only highly-rated counterparties. The risk is further mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

The fund entered into interest rate swaps in order to manage its exposure to interest or foreign exchange rate fluctuations. Interest rate swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two interest rates applied to a notional principal amount. The two interest rates exchanged may either be a fixed rate and a floating rate or two floating rates based on different indices.

The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

36

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the period ended May 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the period remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the period is as follows:

5/31/11
Ordinary income (including any short-term capital gains)	$9,203,264

37

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/11
Cost of investments	$320,740,061
Gross appreciation	15,429,315
Gross depreciation	(581,876)
Net unrealized appreciation (depreciation)	$14,847,439
Undistributed ordinary income	5,808,739
Post-October capital loss deferral	(687,059)
Other temporary differences	(451,788)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statement of Changes in Net Assets are presented by class as follows:

	From net investment income	From net realized gain on investments
	Period ended 5/31/11 (c)	Period ended 5/31/11 (c)
Class A	$28,070	$2,109
Class B	5,382	843
Class C	6,632	1,135
Class I	8,233,389	913,823
Class R1	2,067	348
Class R2	2,559	348
Class R3	2,807	349
Class R4	3,054	349
Total	$8,283,960	$919,304

(c)	For the period from the commencement of the fund’s investment operations, June 2, 2010, through the stated period end.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

38

Notes to Financial Statements – continued

The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund’s average daily net assets. Effective October 1, 2010, the investment adviser has agreed in writing to reduce its management fee to 0.55% of average daily net assets in excess of $1 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2011. For the period ended May 31, 2011, the fund’s average daily net assets did not exceed $1 billion and therefore, the management fee was not reduced.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $6,393 for the period ended May 31, 2011, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$2,517
Class B	0.75%	0.25%	1.00%	1.00%	2,645
Class C	0.75%	0.25%	1.00%	1.00%	3,218
Class R1	0.75%	0.25%	1.00%	1.00%	1,060
Class R2	0.25%	0.25%	0.50%	0.50%	532
Class R3	—	0.25%	0.25%	0.25%	266
Total Distribution and Service Fees					$10,238

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the period ended May 31, 2011 based on each class’ average daily net assets.

39

Notes to Financial Statements – continued

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the period ended May 31, 2011, were as follows:

Amount
Class A	$—
Class B	34
Class C	128

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the period ended May 31, 2011, the fee was $691, which equated to 0.0002% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the period ended May 31, 2011, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,898.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the period ended May 31, 2011 was equivalent to an annual effective rate of 0.0174% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO)

40

Notes to Financial Statements – continued

and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the period ended May 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,400 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $1,173, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$150,363,896	$74,426,918
Investments (non-U.S. Government securities)	$327,630,354	$128,835,356

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Period ended 5/31/11 (c)
	Shares	Amount
Shares sold
Class A	294,774	$3,087,330
Class B	66,172	696,030
Class C	68,966	724,076
Class I	31,283,853	317,574,251
Class R1	10,000	100,000
Class R2	10,000	100,000
Class R3	10,030	100,323
Class R4	10,000	100,000
	31,753,795	$322,482,010

41

Notes to Financial Statements – continued

	Period ended 5/31/11 (c)
	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	2,589	$27,500
Class B	545	5,770
Class C	625	6,607
Class I	862,700	9,147,024
Class R1	228	2,415
Class R2	275	2,907
Class R3	298	3,156
Class R4	321	3,403
	867,581	$9,198,782
Shares reacquired
Class A	(89,105)	$(974,350)
Class B	(8,990)	(94,420)
Class C	(2,851)	(29,983)
Class I	(907,991)	(9,591,238)
	(1,008,937)	$(10,689,991)
Net change
Class A	208,258	$2,140,480
Class B	57,727	607,380
Class C	66,740	700,700
Class I	31,238,562	317,130,038
Class R1	10,228	102,414
Class R2	10,275	102,907
Class R3	10,328	103,479
Class R4	10,321	103,403
	31,612,439	$320,990,801

(c)	For the period from the commencement of the fund’s investment operations, June 2, 2010, through the stated period end.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, MFS Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Lifetime 2020 Fund, and the MFS Lifetime Retirement Income Fund were the owners of record of approximately 41%, 33%, 19%, 2% and 2%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2010 Fund and the MFS Lifetime 2030 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

42

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the period ended May 31, 2011, the fund’s commitment fee and interest expense were $252 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	287,909,230	(270,457,546)	17,451,684

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$39,243	$17,451,684

43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of

MFS Global Bond Fund:

We have audited the accompanying statement of assets and liabilities of MFS Global Bond Fund (the Fund), including the portfolio of investments, as of May 31, 2011, and the related statements of operations, change in net assets, and the financial highlights for the period June 2, 2010 (commencement of operations) through May 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Global Bond Fund at May 31, 2011, the result of operations, the change in net assets, and its financial highlights for each of the periods then ended in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 15, 2011

44

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of July 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010)	Medtronic, Inc, (medical devices), Director (since 2004); The Neilsen Company (market research), Director (since 2010); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)

45

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters
Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor

46

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry
OFFICERS
Maria F. DiOrioDwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)

47

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

48

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

49

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2011, the Trustees served as board members of 105 funds within the MFS Family of Funds.

50

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Managers
Ward Brown Matthew Ryan Erik Weisman

51

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2010 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

52

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2011 income tax forms in January 2012. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $42,000 as capital gain dividends paid during the fiscal year.

53

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

54

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

55

Save paper with eDelivery.

MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

MFS® Absolute Return Fund

ANNUAL REPORT

May 31, 2011

ART-ANN

MFS® ABSOLUTE RETURN FUND

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (1-202-371-8300) or by accessing SIPC’s web site address (www.sipc.org).

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CEO

Dear Shareholders:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members and amid a weakening trend in the global macroeconomic data. Last September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. For the remainder of 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide to be uneven and volatile and acknowledge the elevated uncertainty created by events in Japan, Europe, and the Middle East.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

July 15, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

		Individual Security Selection (a)	Tactical Overlay (b)	Net Market Exposure (c)
Fixed Income	U.S. Bonds	17.6%	4.2%	21.8%
	Non-U.S. Bonds	30.9%	(7.8)%	23.1%
Equity	U.S. Equity	0.0%	2.3%	2.3%
	Non-U.S. Equity	0.0%	(0.5)%	(0.5)%
Inflation-Adjusted Debt Instruments		0.0%	0.0%	0.0%
Commodity Related Investments		0.0%	0.0%	0.0%
Real Estate Related Investments		0.0%	0.0%	0.0%
Cash	Cash & Other Net Assets (d)	35.9%	2.3%	38.2%
	Derivative Offsets (e)	13.3%	1.8%	15.1%

Top ten holdings (c)
Fannie Mae 4.0% MAY 2026	5.1%
U.S. Treasury Note 10 yr Future SEP 2011	4.2%
S&P 500 E-Mini Index JUN 2011	2.4%
Caisse d’Amortissement de la Dette Sociale 3.5% JUL 2014	2.1%
DAX Index Future JUN 2011	1.9%
FTSE 100 Index Future JUN 2011	1.9%
Australian SPI 200 Index JUN 2011	(2.1)%
Japan Govt Bond 10 yr Future JUN 2011	(4.2)%
Govt of Canada Bond 10 yr Future SEP 2011	(4.7)%
U.S. Treasury Note 5 yr Future SEP 2011	(13.3)%
(a)	For purposes of this presentation, components include the market value of securities, less any securities sold short. The bond component will include any accrued interest amounts. This also reflects the equivalent exposure of certain derivative positions. These amounts may be negative from time to time.
(b)	Represents the fund’s tactical exposure to markets and currencies through use of derivative positions. Percentages reflect the equivalent exposure of those derivative positions.

2

Portfolio Composition – continued

(c)	For purposes of this presentation, the components include the market value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts.
(d)	Cash and Equivalents includes cash, other assets less liabilities, short term securities, and the unrealized gain or loss in connection with forward currency exchange contracts.
(e)	Derivative Offsets represent the offsetting of the leverage produced by the fund’s derivative positions.

Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The market value of derivatives may be different.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of 5/31/11.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the reporting period of March 30, 2011 to May 31, 2011, Class A shares of the MFS Absolute Return Fund (the “fund”) provided a total return of 0.95%, at net asset value. This compares with return of 0.01% for the fund’s benchmark, the Bank of America Merrill Lynch 0-3 Month U.S. Treasury Bill Index.

In managing the fund, MFS employs an absolute return investment approach. Unlike many mutual funds, the fund is not managed with a goal of outperforming an index of securities or other funds. The investment returns of mutual funds that are managed relative to an index may be positive or negative and will tend to reflect the general direction of the markets. In contrast, the fund seeks to earn a positive return regardless of market conditions. As a result, if this strategy is successful, it is expected that the fund will outperform the general equity market during periods of flat or negative market performance, will underperform during periods of strong positive market performance, and will typically produce less volatile returns than the general equity market.

MFS attempts to achieve the fund’s objective by generating returns from a combination of (1) individual security selection of primarily debt instruments and (2) a tactical asset allocation overlay primarily using derivative instruments to manage the fund’s exposure to asset classes, markets and currencies.

Market Environment

After about a year of almost uninterrupted macroeconomic and financial market improvement following the global credit crisis, the second and third quarters of 2010 witnessed heightened risk aversion. This “risk-off” environment derived from a much greater concern surrounding the public-debt profiles of several of the peripheral European countries, as well as a weakening trend in global macroeconomic data. These two dynamics caused most asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the middle of the period, the U.S. Federal Reserve (the Fed) indicated that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for, and subsequent implementation of, more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, global sovereign bond yields initially rose amidst the more

4

Management Review – continued

“risk-seeking” environment. However, towards the end of the period a weakening macroeconomic backdrop and renewed concerns over Greek debt sustainability pushed equities and bond yields lower.

Factors Affecting Performance

Over the reporting period, the fund outperformed the Bank of America Merrill Lynch 0-3 Month U.S. Treasury Bill Index. The fund’s investment in fixed income securities was a primary contributor to performance. Holdings of bonds in the industrial and financial services sectors had a positive impact on the fund’s return as fixed income securities benefitted from falling yields during the reporting period. The fund’s security selection, particularly in the mortgage-backed security sector, also aided performance.

The tactical allocation overlay contributed to returns during the reporting period. A positive exposure to the European (excluding United Kingdom) equity markets (Germany and France) via equity index futures boosted performance, as did the fund’s positive exposure to the United States equity market. The overlay’s negative exposure to the poor-performing Australian equity market also helped relative results. Additionally, positive exposures to the United States and European fixed income markets via the use of interest rate futures, and to the euro, British pound sterling, and Norwegian krone currencies via currency forwards, also contributed to performance.

The tactical allocation overlay’s negative exposures to the equity markets of Sweden, and the fixed income markets of United Kingdom, and Canada, detracted from performance as these market segments delivered positive returns. A negative exposure to Swiss franc also dampened returns as the franc appreciated against the U.S. dollar.

Respectfully,

James Calmas	Benjamin Nastou	Natalie Shapiro	Linda Zhang
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 5/31/11

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 5/31/11

Average annual without sales charge

Share class	Class inception date	Life (t)
A	3/30/11	0.95%
B	3/30/11	0.86%
C	3/30/11	0.88%
I	3/30/11	1.07%
R1	3/30/11	0.81%
R2	3/30/11	0.89%
R3	3/30/11	0.93%
R4	3/30/11	0.97%
Comparative benchmark
Bank of America Merrill Lynch 0-3 Month U.S. Treasury Bill Index (f)		0.01%
Average annual with sales charge
A With Initial Sales Charge (4.75%)		(3.85)%
B With CDSC (Declining over six years from 4% to 0%) (x)		(3.14)%
C With CDSC (1% for 12 months) (x)		(0.12)%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Bank of America Merrill Lynch 0-3 Month U.S. Treasury Bill Index – tracks the performance of U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months.

It is not possible to invest directly in an index.

7

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

March 30, 2011 through May 31, 2011

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 30, 2011 through May 31, 2011.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/30/11	Ending Account Value 5/31/11	Expenses Paid During Period (p) 3/30/11-5/31/11
A	Actual (l)	1.15%	$1,000.00	$1,009.50	$1.99
	Hypothetical (h)	1.15%	$1,000.00	$1,019.20	$5.79
B	Actual (l)	1.90%	$1,000.00	$1,008.60	$3.29
	Hypothetical (h)	1.90%	$1,000.00	$1,015.46	$9.55
C	Actual (l)	1.90%	$1,000.00	$1,008.79	$3.29
	Hypothetical (h)	1.90%	$1,000.00	$1,015.46	$9.55
I	Actual (l)	0.90%	$1,000.00	$1,010.73	$1.56
	Hypothetical (h)	0.90%	$1,000.00	$1,020.44	$4.53
R1	Actual (l)	1.90%	$1,000.00	$1,008.13	$3.29
	Hypothetical (h)	1.90%	$1,000.00	$1,015.46	$9.55
R2	Actual (l)	1.40%	$1,000.00	$1,008.93	$2.43
	Hypothetical (h)	1.40%	$1,000.00	$1,017.95	$7.04
R3	Actual (l)	1.15%	$1,000.00	$1,009.33	$1.99
	Hypothetical (h)	1.15%	$1,000.00	$1,019.20	$5.79
R4	Actual (l)	0.90%	$1,000.00	$1,009.73	$1.56
	Hypothetical (h)	0.90%	$1,000.00	$1,020.44	$4.53

(h)	5% class return per year before expenses.
(l)	For the period of the class inception, March 30, 2011, through the stated period end.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. For hypothetical expenses paid it is assumed that the fund was in existence for the entire six month period ended May 31, 2011.

10

PORTFOLIO OF INVESTMENTS

5/31/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 61.3%
Issuer	Shares/Par	Value ($)

Airlines - 0.5%
Continental Airlines, Inc., FRN, 0.659%, 2015	$237,164	$227,678

Asset-Backed & Securitized - 1.7%
Ally Auto Receivables Trust, “A2”, 0.67%, 2013	$250,000	$250,161
Anthracite Ltd., “A”, CDO, FRN, 0.555%, 2019 (z)	165,762	149,185
Hyundai Auto Receivables Trust, “A3”, 1.16%, 2015	150,000	150,772
John Deere Owner Trust, “A2”, 0.64%, 2014	150,000	150,125

		$700,243
Automotive - 1.4%
FUEL Trust, 4.207%, 2016 (n)	$200,000	$205,406
Nissan Motor Acceptance Corp., 3.25%, 2013 (n)	100,000	102,398
RCI Banque S.A., FRN, 2.155%, 2014 (n)	130,000	129,539
Toyota Motor Credit Corp., 3.2%, 2015	125,000	130,137

		$567,480
Banks & Diversified Financials (Covered Bonds) - 2.6%
Bank of Nova Scotia, 1.45%, 2013 (n)	$125,000	$126,552
Canadian Imperial Bank of Commerce, 2%, 2013 (n)	125,000	127,723
Compagnie de Financement Foncier, 2.125%, 2013 (n)	200,000	203,533
DnB Nor Boligkreditt AS, 2.1%, 2016 (n)	200,000	198,110
SpareBank 1 Boligkreditt AS, 2.625%, 2016 (n)	400,000	401,059

		$1,056,977
Broadcasting - 0.6%
NBC Universal, Inc., 2.1%, 2014 (n)	$100,000	$101,400
WPP Finance, 8%, 2014	125,000	147,293

		$248,693
Brokerage & Asset Managers - 0.6%
BlackRock, Inc., 3.5%, 2014	$125,000	$132,388
Franklin Resources, Inc., 2%, 2013	125,000	127,305

		$259,693
Cable TV - 0.7%
Comcast Corp., 5.3%, 2014	$125,000	$137,622
DIRECTV Holdings LLC, 4.75%, 2014	125,000	136,962

		$274,584

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Chemicals - 0.9%
Dow Chemical Co., 7.6%, 2014	$125,000	$145,713
Potash Corp. of Saskatchewan, Inc., 5.25%, 2014	100,000	110,858
PPG Industries, Inc., 5.75%, 2013	100,000	107,819

		$364,390
Computer Software - 0.3%
Adobe Systems, Inc., 3.25%, 2015	$125,000	$130,439

Consumer Products - 0.6%
Clorox Co., 5%, 2013	$125,000	$132,713
Newell Rubbermaid, Inc., 5.5%, 2013	100,000	107,415

		$240,128
Electronics - 2.1%
Broadcom Corp., 1.5%, 2013 (n)	$125,000	$125,311
Texas Instruments, Inc., 1.375%, 2014	600,000	602,654
Tyco Electronics Ltd., 6%, 2012	125,000	133,109

		$861,074
Emerging Market Quasi-Sovereign - 0.6%
Corporacion Nacional del Cobre de Chile, 4.75%, 2014 (n)	$125,000	$134,380
Petrobras International Finance Co., 3.875%, 2016	100,000	102,314

		$236,694
Emerging Market Sovereign - 0.3%
State of Qatar, 5.15%, 2014 (n)	$100,000	$109,000

Energy - Integrated - 1.7%
BP Capital Markets PLC, 3.125%, 2015	$150,000	$153,629
Cenovus Energy, Inc., 4.5%, 2014	125,000	135,940
Royal Dutch Shell PLC, 3.1%, 2015	125,000	131,107
Statoil A.S.A., 2.9%, 2014	125,000	131,123
TOTAL S.A., 3%, 2015	125,000	130,505

		$682,304
Financial Institutions - 0.4%
General Electric Capital Corp., 1.875%, 2013	$175,000	$176,785

Food & Beverages - 4.8%
Anheuser-Busch InBev S.A., 3%, 2012	$125,000	$128,323
Cadbury Schweppes U.S. Finance, 5.125%, 2013	125,000	135,813
Conagra Foods, Inc., 5.875%, 2014	125,000	137,911
Diageo Capital PLC, 7.375%, 2014	400,000	461,586

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Food & Beverages - continued
General Mills, Inc., 5.25%, 2013	$125,000	$136,237
H.J. Heinz Co., 5.35%, 2013	125,000	136,070
Miller Brewing Co., 5.5%, 2013 (n)	125,000	136,114
PepsiCo, Inc., 2.5%, 2016	225,000	227,192
Wm. Wrigley Jr. Co., 2.45%, 2012 (n)	500,000	501,351

		$2,000,597
Gaming & Lodging - 0.3%
Marriott International, Inc., 5.625%, 2013	$100,000	$107,031

Insurance - 2.2%
Aflac, Inc., 3.45%, 2015	$100,000	$103,203
American International Group, Inc., 3.65%, 2014	100,000	102,574
ING Bank N.V., FRN, 1.36%, 2013 (n)	200,000	200,744
Lincoln National Corp., 4.3%, 2015	125,000	133,064
MassMutual Global Funding, FRN, 0.661%, 2014 (n)	130,000	130,038
Metlife, Inc., FRN, 1.52%, 2013	125,000	126,502
Prudential Financial, Inc., 3.625%, 2012	125,000	129,035

		$925,160
Insurance - Health - 0.3%
UnitedHealth Group, Inc., 4.875%, 2013	$125,000	$133,103

Insurance - Property & Casualty - 0.6%
ACE INA Holdings, Inc., 2.6%, 2015	$125,000	$125,848
Aon Corp., 3.5%, 2015	125,000	129,070

		$254,918
International Market Quasi-Sovereign - 8.7%
Caisse d’Amortissement de la Dette Sociale, 3.5%, 2014	$800,000	$852,831
Dexia Credit Local, NY, 2%, 2013 (n)	250,000	251,638
ING Bank N.V., 3.9%, 2014 (n)	200,000	215,905
Instituto de Credito Oficial, 2.5%, 2012	200,000	200,309
KfW Bankengruppe, 3.5%, 2014	175,000	187,341
Kommunalbanken AS, 1.75%, 2015 (n)	150,000	149,451
Landwirtschaftliche Rentenbank, 3.125%, 2016 (n)	300,000	315,921
Nationwide Building Society, 2.5%, 2012 (n)	500,000	512,033
Nederlandse Waterschapsbank NV, 1.375%, 2014 (n)	750,000	753,034
Societe Financement de l’ Economie Francaise, 3.375%, 2014 (n)	150,000	159,898

		$3,598,361
Local Authorities - 0.7%
Province of Ontario, 2.3%, 2016	$300,000	$302,544

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Major Banks - 5.7%
ABN AMRO Bank N.V., 3%, 2014 (n)	$200,000	$204,682
BB&T Corp., 2.05%, 2014	170,000	172,037
Commonwealth Bank of Australia, 3.75%, 2014 (n)	125,000	131,897
Danske Bank A/S, 3.75%, 2015 (n)	100,000	103,210
HSBC Bank PLC, 3.1%, 2016 (n)	420,000	421,219
Intesa Sanpaolo S.p.A., FRN, 2.657%, 2014 (n)	100,000	102,430
KeyCorp, 3.75%, 2015	100,000	104,013
PNC Funding Corp., 3.625%, 2015	125,000	132,103
Royal Bank of Scotland PLC, 4.375%, 2016	120,000	122,735
Santander UK PLC, 3.875%, 2014 (n)	100,000	102,753
Standard Chartered PLC, 1.214%, 2014 (n)	500,000	499,518
Standard Chartered PLC, 3.85%, 2015 (n)	100,000	104,651
Wells Fargo & Co., 3.75%, 2014	150,000	159,667

		$2,360,915
Medical & Health Technology & Services - 0.3%
McKesson Corp., 3.25%, 2016	$125,000	$129,110

Metals & Mining - 1.8%
Anglo American Capital, 2.15%, 2013 (n)	$100,000	$101,462
ArcelorMittal, 3.75%, 2015	125,000	128,459
Rio Tinto Finance (USA) Ltd., 2.5%, 2016	500,000	501,672

		$731,593
Mortgage-Backed - 5.7%
Fannie Mae, 5.158%, 2016	$231,334	$255,027
Fannie Mae, 4%, 2026 (f)	1,990,934	2,077,602

		$2,332,629
Natural Gas - Pipeline - 0.3%
Energy Transfer Partners LP, 8.5%, 2014	$100,000	$117,352

Network & Telecom - 1.5%
AT&T, Inc., 6.7%, 2013	$125,000	$140,690
France Telecom, 2.125%, 2015	125,000	125,187
Telecom Italia Capital, 5.25%, 2013	100,000	106,458
Telefonica Emisiones S.A.U., 2.582%, 2013	125,000	126,802
Verizon Communications, Inc, 5.25%, 2013	125,000	134,642

		$633,779
Other Banks & Diversified Financials - 2.8%
American Express Centurion Bank, 5.5%, 2013	$250,000	$268,705
Banco Santander U.S. Debt S.A.U., 2.991%, 2013 (n)	100,000	100,507

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Other Banks & Diversified Financials - continued
BBVA Senior Finance S.A. Unipersonal, FRN, 2.385%, 2014	$300,000	$299,705
Lloyds TSB Bank PLC, 4.375%, 2015 (n)	125,000	129,154
Nordea Bank AB, 1.75%, 2013 (n)	125,000	125,556
Svenska Handelsbanken AB, 2.875%, 2012 (n)	125,000	128,192
Svenska Handelsbanken AB, 4.875%, 2014 (n)	100,000	109,074

		$1,160,893
Pharmaceuticals - 0.7%
Celgene Corp., 2.45%, 2015	$125,000	$124,127
Novartis AG, 4.125%, 2014	150,000	161,789

		$285,916
Real Estate - 0.9%
HCP, Inc., REIT, 2.7%, 2014	$100,000	$101,726
PPF Funding, Inc., REIT, 5.35%, 2012 (n)	170,000	174,397
WEA Finance LLC, REIT, 5.4%, 2012 (n)	100,000	105,535

		$381,658
Retailers - 2.2%
AutoZone, Inc., 6.5%, 2014	$125,000	$140,663
Home Depot, Inc., 5.25%, 2013	125,000	136,999
Staples, Inc., 9.75%, 2014	100,000	119,797
Wesfarmers Ltd., 6.998%, 2013 (n)	100,000	110,075
Wesfarmers Ltd., 2.983%, 2016 (n)	400,000	401,925

		$909,459
Specialty Chemicals - 1.0%
Airgas, Inc., 2.95%, 2016	$400,000	$399,980

Specialty Stores - 0.3%
Best Buy Co., Inc., 6.75%, 2013	$100,000	$109,608

Supermarkets - 0.9%
Kroger Co., 5%, 2013	$125,000	$133,674
Safeway, Inc., 5.8%, 2012	100,000	105,696
Woolworths Ltd., 2.55%, 2015 (n)	125,000	126,230

		$365,600
Telecommunications - Wireless - 0.3%
Vodafone Group PLC, 4.15%, 2014	$125,000	$134,570

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Tobacco - 0.7%
Altria Group, Inc., 8.5%, 2013	$125,000	$145,854
B.A.T. International Finance PLC, 8.125%, 2013 (n)	125,000	144,600

		$290,454
Transportation - Services - 0.5%
ERAC USA Finance Co., 2.75%, 2013 (n)	$200,000	$204,109

Utilities - Electric Power - 3.1%
DTE Energy Co., 0.955%, 2013	$400,000	$399,611
Duke Energy Corp., 6.3%, 2014	125,000	140,225
Exelon Generation Co. LLC, 5.35%, 2014	125,000	135,871
Iberdrola Finance Ireland Ltd., 3.8%, 2014 (n)	125,000	129,653
PG&E Corp., 5.75%, 2014	200,000	221,533
PPL WEM Holdings PLC, 3.9%, 2016 (n)	100,000	103,211
Southern Co., 2.375%, 2015	150,000	151,139

		$1,281,243
Total Bonds (Identified Cost, $25,098,815)		$25,286,744

Issuer/Expiration Date/Strike Price	Number of Contracts
Put Options Purchased - 0.0%
S&P 500 Index - September 2011 @ $1,075	9	$3,960
Dow Jones Euro Stoxx 50 Index - September 2011 @ $2,350	14	3,687
Total Put Options Purchased (Premiums Paid, $12,529)		$7,647

Issuer	Shares/Par
Money Market Funds (v) - 2.2%
MFS Institutional Money Market Portfolio, 0.13%, at Cost and Net Asset Value	899,221	$899,221
Total Investments (Identified Cost, $26,010,565)		$26,193,612

Other Assets, Less Liabilities - 36.5%		15,044,059
Net Assets - 100.0%		$41,237,671

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $9,154,578, representing 22.2% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

16

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted security:

Restricted Security	Acquisition Date	Cost	Value
Anthracite Ltd., “A”, CDO, FRN, 0.555%, 2019	5/11/11	$151,539	$149,185
% of Net Assets			0.4%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
ZAR	South African Rand

Derivative Contracts at 5/31/11

Forward Foreign Currency Exchange Contracts at 5/31/11

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	CAD	Goldman Sachs International	29,069	8/09/11	$30,000	$29,954	$46
SELL	CAD	JPMorgan Chase Bank N.A.	1,108,228	8/09/11	1,168,709	1,141,958	26,751
SELL	EUR	Goldman Sachs International	474,139	8/09/11	691,000	681,174	9,826
SELL	JPY	JPMorgan Chase Bank N.A.	41,357,315	8/09/11	510,705	507,529	3,176
BUY	NZD	JPMorgan Chase Bank N.A.	1,511,847	8/09/11	1,182,000	1,240,990	58,990

							$98,789

17

Portfolio of Investments – continued

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives
BUY	AUD	JPMorgan Chase Bank N.A.	127,643	8/09/11	$138,326	$135,088	$(3,238)
SELL	AUD	JPMorgan Chase Bank N.A.	77,906	8/09/11	82,000	82,450	(450)
SELL	CHF	Goldman Sachs International	26,016	8/09/11	30,000	30,515	(515)
SELL	CHF	JPMorgan Chase Bank N.A.	904,148	8/09/11	1,045,790	1,060,526	(14,736)
BUY	EUR	Goldman Sachs International	810,763	8/09/11	1,199,043	1,164,785	(34,258)
BUY	GBP	JPMorgan Chase Bank N.A.	711,950	8/09/11	1,188,423	1,170,170	(18,253)
SELL	GBP	Goldman Sachs International	334,254	8/09/11	548,000	549,385	(1,385)
BUY	NOK	JPMorgan Chase Bank N.A.	3,566,181	8/09/11	675,861	659,354	(16,507)
SELL	NOK	JPMorgan Chase Bank N.A.	278,891	8/09/11	51,000	51,564	(564)
SELL	NZD	JPMorgan Chase Bank N.A.	412,086	8/09/11	330,967	338,258	(7,291)
BUY	SEK	JPMorgan Chase Bank N.A.	4,041,160	8/09/11	666,770	652,346	(14,424)
SELL	SEK	JPMorgan Chase Bank N.A.	267,331	8/09/11	43,000	43,154	(154)

							$(111,775)

Futures Contracts Outstanding at 5/31/11

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Equity Futures
Australian SPI 200 Index (Short)	AUD	7	$882,184	June - 2011	$23,094
CAC 40 Index (Long)	EUR	8	462,530	June - 2011	15,180
DAX Index (Long)	EUR	3	792,663	June - 2011	35,176
FTSE 100 Index (Long)	GBP	8	790,637	June - 2011	13,278
Hang Seng China ENT Index (Long)	HKD	1	84,245	June - 2011	3,047
IBEX Index (Long)	EUR	2	303,637	June - 2011	6,977
MSCI Taiwan Index (Long)	USD	4	127,792	June - 2011	3,689
S&P 500 E-Mini Index (Long)	USD	15	1,007,925	June - 2011	16,942
S&P/TSX 60 Index (Short)	CAD	4	650,916	June - 2011	5,340

					$122,723

18

Portfolio of Investments – continued

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
Interest Rate Futures
Euro Bund (Long)	EUR	3	$541,174	June - 2011	$17,241
U.S. Treasury Note 10 yr (Long)	USD	14	1,716,531	September - 2011	11,545

					$28,786

					$151,509

Liability Derivatives
Equity Futures
Amsterdam Index (Short)	EUR	2	202,458	June - 2011	$(2,115)
Bovespa Index (Short)	BRL	5	205,527	June - 2011	(1,422)
FTSE JSE Top 40 Index (Short)	ZAR	12	519,662	June - 2011	(10,893)
FTSE MIB Index (Long)	EUR	5	763,940	June - 2011	(7,636)
Hand Seng Index (Short)	HKD	1	151,861	June - 2011	(5,808)
ISE 30 Index (Long)	TRY	18	87,042	June - 2011	(9,866)
KOSPI Index (Long)	KRW	3	392,545	June - 2011	(3,950)
Mex Bolsa Index (Short)	MXN	8	248,230	June - 2011	(512)
MSCI Singapore Index (Short)	SGD	3	179,730	June - 2011	(3,194)
NIFTY Index (Short)	USD	42	466,393	June - 2011	(13,414)
NIKKEI 225 Index (Short)	JPY	1	119,423	June - 2011	(412)
OMX Index (Short)	SEK	17	319,740	June - 2011	(350)

					$(59,572)

Interest Rate Futures
Australian Treasury Bond 10 yr (Short)	AUD	1	113,328	June - 2011	$(2,666)
Govt of Canada Bond 10 yr (Short)	CAD	15	1,923,827	September - 2011	(7,431)
Japan Govt Bond 10 yr (Short)	JPY	1	1,725,310	June - 2011	(13,427)
U.S. Treasury Note 5 yr (Short)	USD	46	5,480,469	September - 2011	(46,802)

					$(70,326)

					$(129,898)

At May 31, 2011, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

19

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/11

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $25,111,344)	$25,294,391
Underlying affiliated funds, at cost and value	899,221
Total investments, at value (identified cost, $26,010,565)	$26,193,612
Cash	4,434
Receivables for
Forward foreign currency exchange contracts	98,789
Daily variation margin on open futures contracts	49,299
Fund shares sold	39,765,997
Interest	179,567
Receivable from investment adviser	33,242
Total assets	$66,324,940
Liabilities
Payables for
Distributions	$3
Forward foreign currency exchange contracts	111,775
Investments purchased	399,440
Fund shares reacquired	24,518,680
Payable to affiliates
Shareholder servicing costs	2,585
Distribution and service fees	97
Accrued expenses and other liabilities	54,689
Total liabilities	$25,087,269
Net assets	$41,237,671
Net assets consist of
Paid-in capital	$40,998,690
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	190,115
Accumulated net realized gain (loss) on investments and foreign currency transactions	(35,386)
Undistributed net investment income	84,252
Net assets	$41,237,671
Shares of beneficial interest outstanding	4,085,927

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$613,747	60,867	$10.08
Class B	153,349	15,215	10.08
Class C	237,543	23,573	10.08
Class I	39,829,286	3,946,232	10.09
Class R1	100,838	10,001	10.08
Class R2	100,926	10,009	10.08
Class R3	100,969	10,013	10.08
Class R4	101,013	10,017	10.08
(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $10.58 [100 / 95.25 x $10.08]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, and R4.

See Notes to Financial Statements

20

Financial Statements

STATEMENT OF OPERATIONS

Period ended 5/31/11 (c)

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$53,477
Dividends from underlying affiliated funds	3,147
Total investment income	$56,624
Expenses
Management fee	$28,829
Distribution and service fees	909
Shareholder servicing costs	2,589
Administrative services fee	3,021
Custodian fee	2,718
Shareholder communications	3,773
Auditing fees	41,300
Legal fees	1,294
Registration fees	11,603
Miscellaneous	7,800
Total expenses	$103,836
Fees paid indirectly	(2)
Reduction of expenses by investment adviser	(63,005)
Net expenses	$40,829
Net investment income	$15,795
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(79)
Futures contracts	8,461
Foreign currency transactions	68,297
Net realized gain (loss) on investments and foreign currency transactions	$76,679
Change in unrealized appreciation (depreciation)
Investments	$183,047
Futures contracts	21,611
Translation of assets and liabilities in foreign currencies	(14,543)
Net unrealized gain (loss) on investments and foreign currency translation	$190,115
Net realized and unrealized gain (loss) on investments and foreign currency	$266,794
Change in net assets from operations	$282,589

(c)	For the period from the commencement of the fund’s investment operations, March 30, 2011, through the stated period end.

See Notes to Financial Statements

21

Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Change in net assets	Period ended 5/31/11 (c)
From operations
Net investment income	$15,795
Net realized gain (loss) on investments and foreign currency transactions	76,679
Net unrealized gain (loss) on investments and foreign currency translation	190,115
Change in net assets from operations	$282,589
Distributions declared to shareholders
From net investment income	$(43,608)
Change in net assets from fund share transactions	$40,998,690
Total change in net assets	$41,237,671
Net assets
At beginning of period	$—
At end of period (including undistributed net investment income of $84,252)	$41,237,671

(c)	For the period from the commencement of the fund’s investment operations, March 30, 2011, through the stated period end.

See Notes to Financial Statements

22

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Period ended 5/31/11 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	0.09
Total from investment operations	$0.10
Less distributions declared to shareholders
From net investment income	$(0.02)
Net asset value, end of period	$10.08
Total return (%) (r)(s)(t)	0.95	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.63	(a)
Expenses after expense reductions (f)	1.15	(a)
Net investment income	0.42	(a)
Portfolio turnover	0	(z)
Net assets at end of period (000 omitted)	$614

See Notes to Financial Statements

23

Financial Highlights – continued

Class B	Period ended 5/31/11 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	0.10
Total from investment operations	$0.09
Less distributions declared to shareholders
From net investment income	$(0.01)
Net asset value, end of period	$10.08
Total return (%) (r)(s)(t)	0.86	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.36	(a)
Expenses after expense reductions (f)	1.90	(a)
Net investment loss	(0.55	)(a)
Portfolio turnover	0	(z)
Net assets at end of period (000 omitted)	$153

Class C	Period ended 5/31/11 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	0.10
Total from investment operations	$0.09
Less distributions declared to shareholders
From net investment income	$(0.01)
Net asset value, end of period	$10.08
Total return (%) (r)(s)(t)	0.88	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.38	(a)
Expenses after expense reductions (f)	1.90	(a)
Net investment loss	(0.40	)(a)
Portfolio turnover	0	(z)
Net assets at end of period (000 omitted)	$238

See Notes to Financial Statements

24

Financial Highlights – continued

Class I	Period ended 5/31/11 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	0.10
Total from investment operations	$0.11
Less distributions declared to shareholders
From net investment income	$(0.02)
Net asset value, end of period	$10.09
Total return (%) (r)(s)	1.07	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.32	(a)
Expenses after expense reductions (f)	0.90	(a)
Net investment income	0.37	(a)
Portfolio turnover	0	(z)
Net assets at end of period (000 omitted)	$39,829

Class R1	Period ended 5/31/11 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	0.09
Total from investment operations	$0.08
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)
Net asset value, end of period	$10.08
Total return (%) (r)(s)	0.81	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.37	(a)
Expenses after expense reductions (f)	1.90	(a)
Net investment loss	(0.61	)(a)
Portfolio turnover	0	(z)
Net assets at end of period (000 omitted)	$101

See Notes to Financial Statements

25

Financial Highlights – continued

Class R2	Period ended 5/31/11 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$(0.00	)(w)
Net realized and unrealized gain (loss) on investments and foreign currency	0.09
Total from investment operations	$0.09
Less distributions declared to shareholders
From net investment income	$(0.01)
Net asset value, end of period	$10.08
Total return (%) (r)(s)	0.89	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.87	(a)
Expenses after expense reductions (f)	1.40	(a)
Net investment loss	(0.12	)(a)
Portfolio turnover	0	(z)
Net assets at end of period (000 omitted)	$101

Class R3	Period ended 5/31/11 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.00	(w)
Net realized and unrealized gain (loss) on investments and foreign currency	0.09
Total from investment operations	$0.09
Less distributions declared to shareholders
From net investment income	$(0.01)
Net asset value, end of period	$10.08
Total return (%) (r)(s)	0.93	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.62	(a)
Expenses after expense reductions (f)	1.15	(a)
Net investment income	0.14	(a)
Portfolio turnover	0	(z)
Net assets at end of period (000 omitted)	$101

See Notes to Financial Statements

26

Financial Highlights – continued

Class R4	Period ended 5/31/11 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	0.09
Total from investment operations	$0.10
Less distributions declared to shareholders
From net investment income	$(0.02)
Net asset value, end of period	$10.08
Total return (%) (r)(s)	0.97	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.37	(a)
Expenses after expense reductions (f)	0.90	(a)
Net investment income	0.39	(a)
Portfolio turnover	0	(z)
Net assets at end of period (000 omitted)	$101

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, March 30, 2011, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(z)	Less than 0.5%.

See Notes to Financial Statements

27

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Absolute Return Fund (the fund) is a series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund does invest in derivatives as part of its principal investment strategy. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicators on which the derivative is based. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts

28

Notes to Financial Statements – continued

are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

29

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures and forward foreign currency exchange contracts. The following is a summary of the levels used as of May 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$7,647	$—	$—	$7,647
Non-U.S. Sovereign Debt	—	3,944,055	—	3,944,055
Corporate Bonds	—	9,623,815	—	9,623,815
Residential Mortgage-Backed Securities	—	2,332,629	—	2,332,629
Asset-Backed Securities (including CDOs)	—	700,243	—	700,243
Foreign Bonds	—	8,686,002	—	8,686,002
Mutual Funds	899,221	—	—	899,221
Total Investments	$906,868	$25,286,744	$—	$26,193,612

Other Financial Instruments
Futures	$(28,392)	$50,003	$—	$21,611
Forward Currency Contracts	—	(12,986)	—	(12,986)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives in an attempt to reduce volatility compared to the overall equity markets and to generate positive returns by

30

Notes to Financial Statements – continued

adjusting the fund’s exposure to markets and currencies resulting from the fund’s individual security selections. Derivatives are used to increase the fund’s exposure to markets or currencies to which the fund’s individual security selections have resulted in no or little exposure. Alternatively, the fund uses derivatives to decrease or short its exposure to markets or currencies to which the fund’s individual security selections have resulted in exposure. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase or decrease market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options, futures contracts, and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at May 31, 2011 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative	Asset Derivatives	Liability Derivatives
Equity	Equity Futures	$122,723	$(59,572)
Interest Rate	Interest Rate Futures	28,786	(70,326)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	98,789	(111,775)
Equity	Purchased Equity Options	7,647	—
Total		$257,945	$(241,673)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities. The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the period ended May 31, 2011 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency Transactions
Interest Rate	$14,578	$—
Foreign Exchange	—	63,751
Equity	(6,117)	—
Total	$8,461	$63,751

31

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the period ended May 31, 2011 as reported in the Statement of Operations.

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)
Interest Rate	$(41,540)	$—	$—
Foreign Exchange	—	(12,986)	—
Equity	63,151	—	(4,882)
Total	$21,611	$(12,986)	$(4,882)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the

32

Notes to Financial Statements – continued

Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Purchased Options – The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market, interest rate or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange

33

Notes to Financial Statements – continued

traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to our use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

34

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund entered into “TBA” (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 0.01%. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the period ended May 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the period remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting

35

Notes to Financial Statements – continued

principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the period is as follows:

5/31/11
Ordinary income (including any short-term capital gains)	$43,608

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/11
Cost of investments	$26,043,993
Gross appreciation	170,823
Gross depreciation	(21,204)
Net unrealized appreciation (depreciation)	$149,619
Undistributed ordinary income	115,036
Undistributed long-term capital gain	639
Other temporary differences	(26,313)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares, approximately eight years after

36

Notes to Financial Statements – continued

purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

From net investment income
Period ended 5/31/11 (c)
Class A	$912
Class B	92
Class C	185
Class I	42,007
Class R1	13
Class R2	93
Class R3	133
Class R4	173
Total	$43,608

(c)	For the period from the commencement of the fund’s investment operations, March 30, 2011, through the stated period end.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.65%
Next $1.5 billion of average daily net assets	0.55%
Average daily net assets in excess of $2.5 billion	0.50%

The management fee incurred for the period ended May 31, 2011 was equivalent to an annual effective rate of 0.65% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that total annual fund operating expenses do not exceed the following rates annually of each class’ average daily net assets:

Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4
1.15%	1.90%	1.90%	0.90%	1.90%	1.40%	1.15%	0.90%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2012. For the period ended May 31, 2011, this reduction amounted to $62,982 and is reflected as a reduction of total expenses on the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,096 for the period ended May 31, 2011, as its portion of the initial sales charge on sales of Class A shares of the fund.

37

Notes to Financial Statements – continued

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$159
Class B	0.75%	0.25%	1.00%	1.00%	192
Class C	0.75%	0.25%	1.00%	1.00%	256
Class R1	0.75%	0.25%	1.00%	1.00%	173
Class R2	0.25%	0.25%	0.50%	0.50%	86
Class R3	—	0.25%	0.25%	0.25%	43
Total Distribution and Service Fees					$909

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the period ended May 31, 2011 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD. There were no contingent deferred sales charges imposed during the period ended May 31, 2011.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the period ended May 31, 2011, the fund did not incur a shareholder servicing fee. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the period ended May 31, 2011, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $2,589.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses

38

Notes to Financial Statements – continued

MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the period ended May 31, 2011 was equivalent to an annual effective rate of 0.0681% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the period ended May 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $28 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $23, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

On March 30, 2011, MFS purchased 10,000 shares each of Class A, Class B, Class C, Class R1, Class R2, Class R3 and Class R4 and 2,430,000 shares of Class I for an aggregate amount of $25,000,000. On May 31, 2011, MFS redeemed 2,429,998 shares of Class I for an amount of $24,518,680.

39

Notes to Financial Statements – continued

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$2,312,858	$9,066
Investments (non-U.S. Government securities)	$22,654,882	$2,137

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Period ended 5/31/11 (c)
	Shares	Amount
Shares sold
Class A	65,202	$654,177
Class B	15,206	152,287
Class C	23,555	236,347
Class I	6,372,067	64,075,468
Class R1	10,000	100,000
Class R2	10,000	100,000
Class R3	10,000	100,000
Class R4	10,000	100,000
	6,516,030	$65,518,279
Shares issued to shareholders in reinvestment of distributions
Class A	90	$912
Class B	9	89
Class C	18	185
Class I	4,163	42,007
Class R1	1	13
Class R2	9	93
Class R3	13	133
Class R4	17	173
	4,320	$43,605
Shares reacquired
Class A	(4,425)	$(44,514)
Class I	(2,429,998)	(24,518,680)
	(2,434,423)	$(24,563,194)
Net change
Class A	60,867	$610,575
Class B	15,215	152,376
Class C	23,573	236,532
Class I	3,946,232	39,598,795
Class R1	10,001	100,013
Class R2	10,009	100,093
Class R3	10,013	100,133
Class R4	10,017	100,173
	4,085,927	$40,998,690

40

Notes to Financial Statements – continued

(c)	For the period from the commencement of the fund’s investment operations, March 30, 2011, through the stated period end.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Conservative Allocation Fund, the MFS Moderate Allocation Fund and the MFS Growth Allocation Fund were the owners of record of approximately 34%, 30% and 33%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the period ended May 31, 2011, the fund did not have any borrowings.

(7)	Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	26,693,058	(25,793,837)	899,221

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$3,147	$899,221

41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and the Shareholders of MFS Absolute Return Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Absolute Return Fund (a series of MFS Series Trust X) (the “Fund”) as of May 31, 2011, and the related statement of operations, statement of changes in net assets, and financial highlights for the period from the commencement of operations, March 30, 2011 to May 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Absolute Return Fund as of May 31, 2011, and the results of its operations, changes in its net assets, and financial highlights for the period from the commencement of operations, March 30, 2011 to May 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

July 15, 2011

42

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of July 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010)	Medtronic, Inc, (medical devices), Director (since 2004); The Neilsen Company (market research), Director (since 2010); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)

43

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters
Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor

44

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry
OFFICERS
Maria F. DiOrioDwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)

45

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

46

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

47

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2011, the Trustees served as board members of 105 funds within the MFS Family of Funds.

48

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers
James Calmas Benjamin Nastou Natalie Shapiro Linda Zhang

49

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, initially approve the Fund’s investment advisory agreement with MFS (the “Agreement”) and, beginning on the second anniversary of the initial effective date of the Agreement, annually approve the continuation of the Agreement. In December 2010 and February 2011, the Board met to consider the initial approval of the Agreement (“the initial review meetings”). The independent Trustees were assisted in their evaluation of the Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the initial approval of the Agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services to be performed by MFS under the Agreement and other arrangements with the Fund.

In connection with their initial review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Analytical Services, Inc. (“Lipper”), an independent third party, on the Fund’s proposed advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), and (ii) information as to whether and to what extent expense waivers, reimbursements or fee “breakpoints” would be observed for the Fund. In addition, in connection with the independent Trustees’ meetings in May, June and July, 2010 (the “contract review meetings”) for the purpose of considering whether to approve the continuation of the investment advisory agreements for the other investment companies that the Board oversees (the “MFS Funds”), the independent Trustees received: (i) information provided by MFS on fees it charges to institutional accounts managed in styles similar to other MFS Funds, (ii) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the MFS Funds as a whole, and compared to MFS’ institutional business, (iii) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (iv) descriptions of various functions to be performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (v) information regarding the overall organization of MFS, including information about MFS’

50

Board Review of Investment Advisory Agreement – continued

senior management and other personnel that would provide investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative fee and expense information prepared and provided by Lipper was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the initial approval of the Agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Because the Fund is newly organized and had not yet commenced investment operations at the time of the initial review meetings, the Fund had no investment performance for the Trustees to review.

The Trustees also considered that MFS will observe an expense limitation for the Fund, which may not be changed without the Trustees’ approval. In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s proposed advisory fee and the estimated total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper (which takes into account any proposed fee reductions or expense limitations for the Fund). The Trustees considered that, according to the Lipper data, the Fund’s effective advisory fee rate would be lower than the Lipper expense group median and the Fund’s total expense ratio would be approximately at the Lipper expense group median.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s proposed advisory fee schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees concluded that the proposed breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees did not consider MFS’ costs and profits with respect to the Fund because the Fund had not yet commenced operations. The Trustees considered information prepared by MFS relating to MFS’ costs and profits with respect to the MFS Funds considered as a group, and other investment companies and institutional accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds and other accounts and products for purposes of estimating profitability.

51

Board Review of Investment Advisory Agreement – continued

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee to be charged to the Fund represents reasonable compensation in light of the services to be provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial, Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services to be provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund will pay to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS may perform or arrange for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services to be provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research, and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be approved for an initial two-year period, commencing upon its effective date, as set forth in the agreement.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

52

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2011 will be available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2011 income tax forms in January 2012.

53

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

54

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

55

Save paper with eDelivery.

MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (the series referred to collectively as the “Funds” and singularly as a “Fund”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended May 31, 2011 and 2010, audit fees billed to the Funds by Deloitte and E&Y were as follows:

	Audit Fees
	2011	2010
Fees billed by Deloitte:
MFS International Diversification Fund	37,847	37,444
MFS Absolute Return Fund	30,800	N/A	**
	68,647	37,444

	Audit Fees
	2011	2010
Fees billed by E&Y:
MFS Aggressive Growth Allocation Fund	25,564	25,294
MFS Conservative Allocation Fund	25,564	25,294
MFS Emerging Markets Equity Fund	46,306	45,811
MFS Growth Allocation Fund	25,564	25,294
MFS International Growth Fund	46,887	46,386
MFS International Value Fund	46,887	46,386
MFS Moderate Allocation Fund	25,564	25,294
MFS Global Bond Fund	23,300	N/A	**
Total	265,636	239,759

For the fiscal years ended May 31, 2011 and 2010, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]			Tax Fees[2]			All Other Fees[3]
	2011	2010		2011	2010		2011	2010
Fees billed by Deloitte:
To MFS International Diversification Fund	0	0		6,575	6,503		1,158	1,350
To MFS Absolute Return Fund	0	N/A	**	10,500	N/A	**	0	N/A	**
Total fees billed by Deloitte To above Funds:	0	0		17,075	6,503		1,158	1,350
To MFS and MFS Related Entities of MFS International Diversification Fund*	1,234,704	897,377		0	0		113,100	0
To MFS and MFS Related Entities of MFS Absolute Return Fund*	1,234,704	897,377		0	0		113,100	0
Aggregate fees for non-audit services:
	2011			2010
To MFS International Diversification Fund, MFS and MFS Related Entities#	1,624,878			1,230,055
To MFS Absolute Return Fund, MFS and MFS Related Entities#	1,624,878			1,230,055

	Audit-Related Fees[1]			Tax Fees[2]			All Other Fees[4]
	2011	2010		2011	2010		2011	2010
Fees billed by E&Y:
To MFS Aggressive Growth Allocation Fund	0	0		4,671	4,621		0	0
To MFS Conservative Allocation Fund	0	0		4,671	4,621		0	0
To MFS Emerging Markets Equity Fund	0	0		8,480	8,387		0	0
To MFS Growth Allocation Fund	0	0		4,671	4,621		0	0
To MFS International Growth Fund	0	0		8,480	8,387		0	0
To MFS International Value Fund	0	0		8,480	8,387		0	0
To MFS Moderate Allocation Fund	0	0		4,671	4,621		0	0
To MFS Global Bond Fund	0	0		8,900	N/A	**	0	0
Total fees billed by E&Y To above Funds:	0	0		53,024	43,645		0	0

To MFS and MFS Related Entities of MFS Aggressive Growth Allocation Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Conservative Allocation Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Emerging Markets Equity Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Growth Allocation Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS International Growth Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS International Value Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Moderate Allocation Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Global Bond Fund*	0	0	0	0	0	0
Aggregate fees for non-audit services:
	2011		2010
To MFS Aggressive Growth Allocation Fund, MFS and MFS Related Entities#	182,245		266,621
To MFS Conservative Allocation Fund, MFS and MFS Related Entities#	182,245		266,621
To MFS Emerging Markets Equity Fund, MFS and MFS Related Entities#	186,054		270,387
To MFS Growth Allocation Fund, MFS and MFS Related Entities#	182,245		266,621
To MFS International Growth Fund, MFS and MFS Related Entities#	186,054		270,387
To MFS International Value Fund, MFS and MFS Related Entities#	186,054		270,387

To MFS Moderate Allocation Fund, MFS and MFS Related Entities#	182,245	266,621
To MFS Global Bond Fund, MFS and MFS Related Entities#	186,474	262,000

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
**	MFS Absolute Return Fund and MFS Global Bond Fund commenced investment operations in March 2011 and June 2010 respectively.
#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to analysis of certain portfolio holdings, and review of internal controls and review of Rule 38a-1 compliance program.

[4]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS.

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST X

By (Signature and Title)*	MARIA F. DIORIODWYER
Maria F. DiOrioDwyer, President

Date: July 15, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DIORIODWYER
Maria F. DiOrioDwyer, President (Principal Executive Officer)

Date: July 15, 2011

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: July 15, 2011

*	Print name and title of each signing officer under his or her signature.